Allstate Life Variable Life Separate Account A

Financial Statements as of December 31, 2020 and for the years ended December 31, 2020 and 2019, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
Allstate Life Insurance Company and the
Policyholders of Allstate Life Variable Life Separate Account A

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the sub-accounts of Allstate Life Variable Life Separate Account A (the “Account”) listed in Appendix A, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 7, 2021

We have served as the auditor of Allstate Life Insurance Company (the sponsor Company) since 2001.

Appendix A
Allstate Life Variable Life Separate Account A

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
American Century VP Balanced	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
American Century VP International	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
BNY Mellon Stock Index Fund. Inc. Initial Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
BNY Mellon VIF Government Money Market Portfolio	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
BNY Mellon VIF Growth & Income Initial Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Bond VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Capital Growth VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS CROCI® International VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Global Income Builder VIP Class A II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Government Money Market VIP Class A II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity® VIP Asset Manager Growth Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity® VIP ContrafundSM Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity® VIP Equity-Income PortfolioSM Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity® VIP Growth Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity® VIP High Income Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Templeton Developing Markets VIP Fund Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Templeton Foreign VIP Fund Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Templeton Growth VIP Fund Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Templeton Mutual Shares VIP Fund Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Goldman Sachs VIT International Equity Insights Fund	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Goldman Sachs VIT Small Cap Equity Insights Fund	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Goldman Sachs VIT Strategic Growth**	-	-	-	-
Goldman Sachs VIT U.S. Equity Insights Fund	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Invesco Oppenheimer Capital Appreciation	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer Discovery MidCap Growth	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer Global	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer Global Strategic Income	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer Main Street	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. American Franchise	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. American Value	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Comstock	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Core Equity	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Core Plus Bond	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Diversified Dividend	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Equity and Income	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Global Core Equity	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Government Money Market Fund Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Government Securities	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. High Yield	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. International Growth	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Managed Volatility Fund Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Mid Cap Core Equity	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Mid Cap Growth	-	For the Period January 1, 2020 to April 30, 2020 #	For the Year ended December 31, 2019 and for the Period January 1, 2020 to April 30, 2020 #	Four Years ended December 31, 2019 and for the Period January 1, 2020 to April 30, 2020 #
Invesco V.I. S&P 500 Index Fund	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Technology	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Value Opportunities	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS® VIT Growth Series Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS® VIT Investors Trust Series Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS® VIT New Discovery Series Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
MFS® VIT Research Series Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS® VIT Utilities Series Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Core Plus Fixed Income Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Emerging Markets Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Global Strategist Portfolio Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Growth Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF U.S. Real Estate Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIS Global Infrastructure Portfolio Class X	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIS Income Plus Portfolio Class X	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Equity Income Fund Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Global Health Care Fund Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Growth Opportunities Fund Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT International Equity Fund Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Research Fund Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

** sub-account was available but did not have assets at December 31, 2020 and did not have any activity for the year / period ended December 31, 2020
# represents the date the sub-account ceased operations

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

				BNY Mellon		BNY Mellon
	American	American	BNY Mellon Stock	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Century	Century	Index Fund, Inc.	Equity Portfolio, Inc.	Government Money	& Income
	VP Balanced	VP International	Initial Shares	Initial Shares	Market Portfolio	Initial Shares
ASSETS
Investments, at fair value	$141,990	$247,684	$2,345,627	$360,351	$488,187	$264,565
Total assets	$141,990	$247,684	$2,345,627	$360,351	$488,187	$264,565
NET ASSETS
Accumulation units	$141,990	$247,684	$2,345,627	$360,351	$488,187	$264,565
Total net assets	$141,990	$247,684	$2,345,627	$360,351	$488,187	$264,565
FUND SHARE INFORMATION
Number of shares	16,265	17,566	36,496	7,628	488,187	7,415
Cost of investments	$113,447	$171,270	$1,334,359	$260,236	$488,187	$179,003
ACCUMULATION UNIT VALUE [1]
Lowest	$34.16	$30.57	$39.00	$34.22	$12.40	$42.37
Highest	$34.16	$30.57	$39.00	$34.22	$12.40	$42.37

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

				BNY Mellon		BNY Mellon
	American	American	BNY Mellon Stock	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Century	Century	Index Fund, Inc.	Equity Portfolio, Inc.	Government Money	& Income
	VP Balanced	VP International	Initial Shares	Initial Shares	Market Portfolio	Initial Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$1,646	$1,099	$32,970	$3,352	$1,129	$1,842
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(1,403)	(1,906)	(18,857)	(2,802)	(4,578)	(2,301)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	243	(807)	14,113	550	(3,449)	(459)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	63,253	25,960	174,718	12,498	53,133	92,495
Cost of investments sold	58,417	25,908	108,209	10,389	53,133	81,337
Realized gains (losses) on fund shares	4,836	52	66,509	2,109	—	11,158
Realized gain distributions	6,640	3,314	131,316	3,638	—	18,003
Net realized gains (losses)	11,476	3,366	197,825	5,747	—	29,161
Change in unrealized gains (losses)	116	42,572	132,061	61,953	—	10,176
Net realized and change in unrealized gains (losses) on investments	11,592	45,938	329,886	67,700	—	39,337
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$11,835	$45,131	$343,999	$68,250	$(3,449)	$38,878

1The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2020.

See notes to financial statements.

5

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

				DWS	DWS	Fidelity® VIP Asset
	DWS	DWS	DWS CROCI®	Global	Government	Manager Growth
	Bond	Capital Growth	International	Income Builder	Money Market	Portfolio
	VIP Class A	VIP Class A	VIP Class A	VIP Class A II	VIP Class A II	Initial Class
ASSETS
Investments, at fair value	$348,056	$9,205,518	$681,125	$2,097,003	$187,619	$98,822
Total assets	$348,056	$9,205,518	$681,125	$2,097,003	$187,619	$98,822
NET ASSETS
Accumulation units	$348,056	$9,205,518	$681,125	$2,097,003	$187,618	$98,822
Total net assets	$348,056	$9,205,518	$681,125	$2,097,003	$187,619	$98,822
FUND SHARE INFORMATION
Number of shares	57,817	217,316	94,078	83,646	187,619	4,492
Cost of investments	$345,798	$6,756,434	$870,001	$1,862,982	$186,694	$64,788
ACCUMULATION UNIT VALUE
Lowest	$3.82	$21.28	$3.30	$19.99	$9.43	$29.34
Highest	$3.82	$21.28	$3.30	$19.99	$9.43	$29.34

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

				DWS	DWS	Fidelity® VIP Asset
	DWS	DWS	DWS CROCI®	Global	Government	Manager Growth
	Bond	Capital Growth	International	Income Builder	Money Market	Portfolio
	VIP Class A	VIP Class A	VIP Class A	VIP Class A II	VIP Class A II	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$9,339	$36,806	$21,060	$62,744	$1,573	$996
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(3,044)	(66,634)	(5,473)	(17,823)	(3,456)	(1,058)
Policy Administration	(1,353)	(29,615)	(2,433)	(7,921)	(1,536)	—
Net investment income (loss)	4,942	(59,443)	13,154	37,000	(3,419)	(62)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	14,576	5,270,142	22,581	233,316	5,075,720	64,615
Cost of investments sold	15,199	4,697,320	33,680	221,085	5,075,720	47,101
Realized gains (losses) on fund shares	(623)	572,822	(11,099)	12,231	—	17,514
Realized gain distributions	—	500,285	—	46,207	—	1,644
Net realized gains (losses)	(623)	1,073,107	(11,099)	58,438	—	19,158
Change in unrealized gains (losses)	20,655	1,641,473	4,742	37,548	—	(4,060)
Net realized and change in unrealized gains (losses) on investments	20,032	2,714,580	(6,357)	95,986	—	15,098
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$24,974	$2,655,137	$6,797	$132,986	$(3,419)	$15,036

See notes to financial statements.

6

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Franklin Templeton	Franklin
	VIP ContrafundSM	VIP Equity-Income	VIP Growth	VIP High	Developing	Templeton
	Portfolio	PortfolioSM	Portfolio	Income Portfolio	Markets	Foreign
	Initial Class	Initial Class	Initial Class	Initial Class	VIP Fund Class 2	VIP Fund Class 2
ASSETS
Investments, at fair value	$1,762,612	$619,466	$1,058,738	$266,797	$37,517	$133,817
Total assets	$1,762,612	$619,466	$1,058,738	$266,797	$37,517	$133,817
NET ASSETS
Accumulation units	$1,762,612	$619,466	$1,058,738	$266,797	$37,517	$133,817
Total net assets	$1,762,612	$619,466	$1,058,738	$266,797	$37,517	$133,817
FUND SHARE INFORMATION
Number of shares	36,591	25,919	10,279	50,244	3,223	10,077
Cost of investments	$1,026,468	$550,332	$522,114	$289,946	$30,427	$135,289
ACCUMULATION UNIT VALUE
Lowest	$76.74	$32.04	$68.43	$21.97	$35.08	$15.00
Highest	$76.74	$32.04	$68.43	$21.97	$35.08	$15.00

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Franklin Templeton	Franklin
	VIP ContrafundSM	VIP Equity-Income	VIP Growth	VIP High	Developing	Templeton
	Portfolio	PortfolioSM	Portfolio	Income Portfolio	Markets	Foreign
	Initial Class	Initial Class	Initial Class	Initial Class	VIP Fund Class 2	VIP Fund Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$4,219	$11,135	$771	$13,360	$1,320	$4,181
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(14,991)	(5,574)	(8,398)	(2,487)	(279)	(1,085)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(10,772)	5,561	(7,627)	10,873	1,041	3,096
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	412,340	179,343	209,481	53,077	2,026	9,095
Cost of investments sold	305,979	175,236	141,163	60,593	1,917	10,662
Realized gains (losses) on fund shares	106,361	4,107	68,318	(7,516)	109	(1,567)
Realized gain distributions	9,274	30,227	96,153	—	829	—
Net realized gains (losses)	115,635	34,334	164,471	(7,516)	938	(1,567)
Change in unrealized gains (losses)	297,445	(15,399)	158,149	(1,598)	3,530	(4,781)
Net realized and change in unrealized gains (losses) on investments	413,080	18,935	322,620	(9,114)	4,468	(6,348)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$402,308	$24,496	$314,993	$1,759	$5,509	$(3,252)

See notes to financial statements.

7

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

	Franklin	Franklin	Franklin Templeton	Goldman Sachs VIT	Goldman Sachs
	Templeton	Templeton	Small-Mid Cap	International	VIT	Goldman Sachs
	Growth	Mutual Shares	Growth	Equity	Small Cap Equity	VIT U.S. Equity
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2	Insights Fund	Insights Fund	Insights Fund
ASSETS
Investments, at fair value	$25,925	$370,997	$363,703	$8,789	$105,870	$76,042
Total assets	$25,925	$370,997	$363,703	$8,789	$105,870	$76,042
NET ASSETS
Accumulation units	$25,925	$370,997	$363,703	$8,789	$105,870	$76,042
Total net assets	$25,925	$370,997	$363,703	$8,789	$105,870	$76,042
FUND SHARE INFORMATION
Number of shares	2,321	22,363	15,738	1,020	7,836	3,787
Cost of investments	$27,483	$370,618	$280,379	$9,791	$95,130	$51,494
ACCUMULATION UNIT VALUE
Lowest	$20.74	$27.36	$30.08	$13.27	$35.71	$27.29
Highest	$20.74	$27.36	$30.08	$13.27	$35.71	$27.29

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Franklin	Franklin	Franklin Templeton	Goldman Sachs VIT	Goldman Sachs
	Templeton	Templeton	Small-Mid Cap	International	VIT	Goldman Sachs
	Growth	Mutual Shares	Growth	Equity	Small Cap Equity	VIT U.S. Equity
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2	Insights Fund	Insights Fund	Insights Fund
NET INVESTMENT INCOME (LOSS)
Dividends	$670	$9,445	$—	$125	$202	$592
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(212)	(3,318)	(2,747)	(69)	(789)	(596)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	458	6,127	(2,747)	56	(587)	(4)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,635	132,322	67,570	140	5,212	1,332
Cost of investments sold	4,642	141,294	67,122	203	6,038	854
Realized gains (losses) on fund shares	(1,007)	(8,972)	448	(63)	(826)	478
Realized gain distributions	—	13,132	41,711	—	1,256	2,971
Net realized gains (losses)	(1,007)	4,160	42,159	(63)	430	3,449
Change in unrealized gains (losses)	1,321	(54,485)	96,174	485	7,079	7,327
Net realized and change in unrealized gains (losses) on investments	314	(50,325)	138,333	422	7,509	10,776
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$772	$(44,198)	$135,586	$478	$6,922	$10,772

See notes to financial statements.

8

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco	Invesco		Invesco
	Oppenheimer	Oppenheimer	Invesco	Oppenheimer	Invesco	Invesco V.I.
	Capital	Discovery	Oppenheimer	Global	Oppenheimer	American
	Appreciation	MidCap Growth*	Global	Strategic Income	Main Street	Franchise
ASSETS
Investments, at fair value	$358,934	$445,015	$240,745	$537,774	$554,274	$6,600,897
Total assets	$358,934	$445,015	$240,745	$537,774	$554,274	$6,600,897
NET ASSETS
Accumulation units	$358,934	$445,015	$240,745	$537,774	$554,274	$6,600,897
Total net assets	$358,934	$445,015	$240,745	$537,774	$554,274	$6,600,897
FUND SHARE INFORMATION
Number of shares	5,103	4,162	4,619	111,110	18,531	74,084
Cost of investments	$233,053	$283,081	$142,996	$548,034	$443,561	$3,556,638
ACCUMULATION UNIT VALUE
Lowest	$27.66	$14.74	$37.49	$24.18	$26.79	$35.07
Highest	$27.66	$19.08	$37.49	$24.18	$26.79	$45.40

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco	Invesco		Invesco
	Oppenheimer	Oppenheimer	Invesco	Oppenheimer	Invesco	Invesco V.I.
	Capital	Discovery	Oppenheimer	Global	Oppenheimer	American
	Appreciation	MidCap Growth*	Global	Strategic Income	Main Street	Franchise
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$37	$1,673	$29,763	$7,387	$3,933
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(2,693)	(2,514)	(2,097)	(4,748)	(4,658)	(49,445)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(2,693)	(2,477)	(424)	25,015	2,729	(45,512)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	17,263	6,934	56,222	63,545	73,613	491,929
Cost of investments sold	11,129	4,830	33,919	68,597	58,550	284,778
Realized gains (losses) on fund shares	6,134	2,104	22,303	(5,052)	15,063	207,151
Realized gain distributions	45,675	7,620	8,716	—	48,647	410,376
Net realized gains (losses)	51,809	9,724	31,019	(5,052)	63,710	617,527
Change in unrealized gains (losses)	45,412	131,667	30,079	(11,969)	(4,094)	1,406,940
Net realized and change in unrealized gains (losses) on investments	97,221	141,391	61,098	(17,021)	59,616	2,024,467
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$94,528	$138,914	$60,674	$7,994	$62,345	$1,978,955

See notes to financial statements.

9

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco V.I.			Invesco V.I.	Invesco V.I.
	American	Invesco V.I.	Invesco V.I.	Core	Diversified	Invesco V.I.
	Value	Comstock	Core Equity	Plus Bond	Dividend	Equity and Income
ASSETS
Investments, at fair value	$161,816	$144,593	$3,952,017	$1,393,470	$1,621,513	$4,535,260
Total assets	$161,816	$144,593	$3,952,017	$1,393,470	$1,621,513	$4,535,260
NET ASSETS
Accumulation units	$161,816	$144,593	$3,952,017	$1,393,470	$1,621,513	$4,535,260
Total net assets	$161,816	$144,593	$3,952,017	$1,393,470	$1,621,513	$4,535,260
FUND SHARE INFORMATION
Number of shares	10,241	8,964	129,872	201,078	63,045	252,943
Cost of investments	$151,313	$130,268	$3,682,142	$1,478,155	$1,173,874	$4,002,383
ACCUMULATION UNIT VALUE
Lowest	$29.99	$20.68	$29.40	$18.78	$29.19	$19.40
Highest	$29.99	$20.68	$33.91	$19.89	$29.19	$19.40

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco V.I.			Invesco V.I.	Invesco V.I.
	American	Invesco V.I.	Invesco V.I.	Core	Diversified	Invesco V.I.
	Value	Comstock	Core Equity	Plus Bond	Dividend	Equity and Income
NET INVESTMENT INCOME (LOSS)
Dividends	$1,275	$3,103	$47,691	$25,230	$46,938	$99,071
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(1,305)	(1,248)	(32,479)	(12,598)	(13,742)	(37,726)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(30)	1,855	15,212	12,632	33,196	61,345
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	23,553	27,626	383,073	228,974	127,985	652,555
Cost of investments sold	27,068	28,115	320,823	245,472	94,527	642,434
Realized gains (losses) on fund shares	(3,515)	(489)	62,250	(16,498)	33,458	10,121
Realized gain distributions	1,359	3,404	822,694	7,192	39,035	182,502
Net realized gains (losses)	(2,156)	2,915	884,944	(9,306)	72,493	192,623
Change in unrealized gains (losses)	325	(12,965)	(460,660)	114,452	(130,513)	58,713
Net realized and change in unrealized gains (losses) on investments	(1,831)	(10,050)	424,284	105,146	(58,020)	251,336
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(1,861)	$(8,195)	$439,496	$117,778	$(24,824)	$312,681

See notes to financial statements.

10

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

		Invesco V.I.				Invesco V.I.
	Invesco V.I.	Government	Invesco V.I.		Invesco V.I.	Managed
	Global	Money Market	Government	Invesco V.I.	International	Volatility
	Core Equity	Fund Series I	Securities	High Yield	Growth	Fund Series I
ASSETS
Investments, at fair value	$529,135	$1,623,532	$1,222,452	$543,773	$780,483	$817,018
Total assets	$529,135	$1,623,532	$1,222,452	$543,773	$780,483	$817,018
NET ASSETS
Accumulation units	$529,135	$1,623,532	$1,222,452	$543,773	$780,483	$817,018
Total net assets	$529,135	$1,623,532	$1,222,452	$543,773	$780,483	$817,018
FUND SHARE INFORMATION
Number of shares	46,052	1,623,532	101,533	103,379	18,356	69,950
Cost of investments	$396,052	$1,623,532	$1,216,493	$569,219	$479,963	$923,118
ACCUMULATION UNIT VALUE
Lowest	$16.39	$10.02	$19.39	$12.64	$27.23	$31.13
Highest	$20.45	$12.10	$20.38	$21.00	$33.05	$31.13

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		Invesco V.I.				Invesco V.I.
	Invesco V.I.	Government	Invesco V.I.		Invesco V.I.	Managed
	Global	Money Market	Government	Invesco V.I.	International	Volatility
	Core Equity	Fund Series I	Securities	High Yield	Growth	Fund Series I
NET INVESTMENT INCOME (LOSS)
Dividends	$6,220	$5,184	$29,564	$30,998	$16,162	$16,431
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(4,073)	(15,313)	(11,270)	(4,723)	(6,055)	(6,821)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	2,147	(10,129)	18,294	26,275	10,107	9,610
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	14,344	173,565	151,251	59,931	55,617	16,481
Cost of investments sold	12,005	173,565	150,402	64,388	39,903	20,013
Realized gains (losses) on fund shares	2,339	—	849	(4,457)	15,714	(3,532)
Realized gain distributions	—	—	—	—	15,571	17,814
Net realized gains (losses)	2,339	—	849	(4,457)	31,285	14,282
Change in unrealized gains (losses)	53,017	—	46,935	(12,325)	43,407	(43,276)
Net realized and change in unrealized gains (losses) on investments	55,356	—	47,784	(16,782)	74,692	(28,994)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$57,503	$(10,129)	$66,078	$9,493	$84,799	$(19,384)

See notes to financial statements.

11

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.	MFS® VIT
	Mid Cap	Mid Cap	S&P 500	Invesco V.I.	Value	Growth Series
	Core Equity	Growth*	Index Fund	Technology	Opportunities	Initial Class
ASSETS
Investments, at fair value	$368,412	$—	$1,549,738	$224,853	$467,218	$1,382,410
Total assets	$368,412	$—	$1,549,738	$224,853	$467,218	$1,382,410
NET ASSETS
Accumulation units	$368,412	$—	$1,549,738	$224,853	$467,218	$1,382,410
Total net assets	$368,412	$—	$1,549,738	$224,853	$467,218	$1,382,410
FUND SHARE INFORMATION
Number of shares	34,854	—	76,379	6,152	83,135	18,729
Cost of investments	$394,741	$—	$1,160,965	$105,214	$549,535	$687,422
ACCUMULATION UNIT VALUE
Lowest	$36.48	$—	$32.11	$51.62	$22.95	$70.07
Highest	$36.48	$—	$32.11	$51.62	$22.95	$70.07

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.	MFS® VIT
	Mid Cap	Mid Cap	S&P 500	Invesco V.I.	Value	Growth Series
	Core Equity	Growth*	Index Fund	Technology	Opportunities	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$2,395	$—	$23,124	$—	$1,617	$—
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(2,972)	(666)	(12,380)	(1,713)	(3,771)	(11,123)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(577)	(666)	10,744	(1,713)	(2,154)	(11,123)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	39,837	223,761	100,482	23,266	89,841	179,794
Cost of investments sold	43,512	262,294	73,203	11,210	129,736	102,908
Realized gains (losses) on fund shares	(3,675)	(38,533)	27,279	12,056	(39,895)	76,886
Realized gain distributions	67,790	66,179	92,567	16,985	18,335	78,685
Net realized gains (losses)	64,115	27,646	119,846	29,041	(21,560)	155,571
Change in unrealized gains (losses)	(33,842)	(40,668)	98,994	44,944	27,249	181,381
Net realized and change in unrealized gains (losses) on investments	30,273	(13,022)	218,840	73,985	5,689	336,952
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$29,696	$(13,688)	$229,584	$72,272	$3,535	$325,829

See notes to financial statements.

12

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

	MFS® VIT				Morgan Stanley
	Investors	MFS® VIT New	MFS® VIT	MFS® VIT	VIF Core Plus	Morgan Stanley
	Trust Series	Discovery Series	Research Series	Utilities Series	Fixed Income	VIF Emerging
	Initial Class	Initial Class	Initial Class	Initial Class	Class I	Markets Class I
ASSETS
Investments, at fair value	$225,791	$64,587	$46,616	$167,395	$294,058	$115,019
Total assets	$225,791	$64,587	$46,616	$167,395	$294,058	$115,019
NET ASSETS
Accumulation units	$225,791	$64,587	$46,616	$167,395	$294,058	$115,019
Total net assets	$225,791	$64,587	$46,616	$167,395	$294,058	$115,019
FUND SHARE INFORMATION
Number of shares	6,174	2,396	1,418	4,738	25,090	6,487
Cost of investments	$139,932	$40,909	$29,343	$115,500	$270,489	$88,267
ACCUMULATION UNIT VALUE
Lowest	$29.45	$45.19	$26.67	$56.56	$22.32	$37.30
Highest	$29.45	$45.19	$26.67	$56.56	$22.32	$37.30

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	MFS® VIT				Morgan Stanley
	Investors	MFS® VIT New	MFS® VIT	MFS® VIT	VIF Core Plus	Morgan Stanley
	Trust Series	Discovery Series	Research Series	Utilities Series	Fixed Income	VIF Emerging
	Initial Class	Initial Class	Initial Class	Initial Class	Class I	Markets Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$1,360	$—	$296	$3,791	$8,892	$1,524
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(1,850)	(433)	(366)	(1,593)	(2,738)	(954)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(490)	(433)	(70)	2,198	6,154	570
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	20,376	932	862	47,957	47,508	22,484
Cost of investments sold	13,438	683	504	34,034	44,724	19,498
Realized gains (losses) on fund shares	6,938	249	358	13,923	2,784	2,986
Realized gain distributions	6,503	4,603	1,631	3,953	3,251	1,849
Net realized gains (losses)	13,441	4,852	1,989	17,876	6,035	4,835
Change in unrealized gains (losses)	13,196	15,529	4,358	(14,405)	7,972	8,395
Net realized and change in unrealized gains (losses) on investments	26,637	20,381	6,347	3,471	14,007	13,230
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$26,147	$19,948	$6,277	$5,669	$20,161	$13,800

See notes to financial statements.

13

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

	Morgan Stanley		Morgan Stanley	Morgan Stanley	Morgan Stanley	Putnam
	VIF Global	Morgan Stanley	VIF	VIS Global	VIS	VT Equity
	Strategist	VIF	U.S. Real	Infrastructure	Income Plus	Income
	Portfolio Class I	Growth Class I	Estate Class I	Portfolio Class X	Portfolio Class X	Fund Class IB
ASSETS
Investments, at fair value	$881,720	$7,790,904	$167,350	$426,142	$1,361,447	$202,444
Total assets	$881,720	$7,790,904	$167,350	$426,142	$1,361,447	$202,444
NET ASSETS
Accumulation units	$881,720	$7,790,904	$167,350	$426,142	$1,361,447	$202,444
Total net assets	$881,720	$7,790,904	$167,350	$426,142	$1,361,447	$202,444
FUND SHARE INFORMATION
Number of shares	80,229	110,934	9,769	54,915	111,320	7,936
Cost of investments	$813,389	$4,124,667	$166,257	$530,122	$1,217,605	$154,154
ACCUMULATION UNIT VALUE
Lowest	$19.58	$70.12	$33.51	$36.78	$32.02	$41.51
Highest	$19.58	$97.89	$46.39	$36.78	$32.02	$41.51

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Morgan Stanley		Morgan Stanley	Morgan Stanley	Morgan Stanley	Putnam
	VIF Global	Morgan Stanley	VIF	VIS Global	VIS	VT Equity
	Strategist	VIF	U.S. Real	Infrastructure	Income Plus	Income
	Portfolio Class I	Growth Class I	Estate Class I	Portfolio Class X	Portfolio Class X	Fund Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$12,034	$—	$4,803	$6,954	$44,697	$2,996
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(7,258)	(50,869)	(1,531)	(3,721)	(11,985)	(1,591)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	4,776	(50,869)	3,272	3,233	32,712	1,405
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	65,910	486,159	31,983	20,451	90,089	6,963
Cost of investments sold	67,039	290,613	33,369	27,227	83,408	6,703
Realized gains (losses) on fund shares	(1,129)	195,546	(1,386)	(6,776)	6,681	260
Realized gain distributions	61,584	595,476	4,768	6,406	27,729	12,063
Net realized gains (losses)	60,455	791,022	3,382	(370)	34,410	12,323
Change in unrealized gains (losses)	13,465	3,627,516	(45,364)	(12,936)	56,425	(4,173)
Net realized and change in unrealized gains (losses) on investments	73,920	4,418,538	(41,982)	(13,306)	90,835	8,150
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$78,696	$4,367,669	$(38,710)	$(10,073)	$123,547	$9,555

See notes to financial statements.

14

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2020

	Putnam	Putnam	Putnam
	VT Global	VT Growth	VT International	Putnam
	Health Care	Opportunities	Equity	VT Research
	Fund Class IB	Fund Class IB	Fund Class IB	Fund Class IB
ASSETS
Investments, at fair value	$45,619	$72,611	$58,245	$56,349
Total assets	$45,619	$72,611	$58,245	$56,349
NET ASSETS
Accumulation units	$45,619	$72,611	$58,245	$56,349
Total net assets	$45,619	$72,611	$58,245	$56,349
FUND SHARE INFORMATION
Number of shares	2,642	4,990	3,534	1,838
Cost of investments	$35,952	$32,743	$47,005	$27,286
ACCUMULATION UNIT VALUE
Lowest	$40.15	$50.01	$20.89	$37.82
Highest	$40.15	$50.01	$20.89	$37.82

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Putnam	Putnam	Putnam
	VT Global	VT Growth	VT International	Putnam
	Health Care	Opportunities	Equity	VT Research
	Fund Class IB	Fund Class IB	Fund Class IB	Fund Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$206	$27	$766	$385
Charges from Allstate Life Insurance Company:
Mortality and expense risk	(373)	(582)	(449)	(518)
Policy Administration	—	—	—	—
Net investment income (loss)	(167)	(555)	317	(133)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	2,618	13,035	5,216	22,877
Cost of investments sold	2,280	7,045	6,484	12,691
Realized gains (losses) on fund shares	338	5,990	(1,268)	10,186
Realized gain distributions	3,884	3,823	—	7,347
Net realized gains (losses)	4,222	9,813	(1,268)	17,533
Change in unrealized gains (losses)	2,005	11,589	4,850	(7,920)
Net realized and change in unrealized gains (losses) on investments	6,227	21,402	3,582	9,613
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$6,060	$20,847	$3,899	$9,480

See notes to financial statements.

15

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020

	American	American	BNY Mellon Stock
	Century	Century	Index Fund, Inc.
	VP Balanced	VP International	Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$243	$(807)	$14,113
Net realized gains (losses)	11,476	3,366	197,825
Change in unrealized gains (losses)	116	42,572	132,061
Increase (decrease) in net assets from operations	11,835	45,131	343,999
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(64,539)	(26,075)	(132,171)
Payments on termination	—	—	—
Policy maintenance charge	(1,465)	(1,863)	(16,360)
Transfers among the sub-accounts and with the Fixed Account - net	4,154	3,884	(6,459)
Increase (decrease) in net assets from policy transactions	(61,850)	(24,054)	(154,990)
INCREASE (DECREASE) IN NET ASSETS	(50,015)	21,077	189,009
NET ASSETS AT BEGINNING OF PERIOD	192,005	226,607	2,156,618
NET ASSETS AT END OF PERIOD	$141,990	$247,684	$2,345,627
Accumulation Units outstanding at beginning of period	6,268	9,248	64,678
Units issued	—	—	31
Units redeemed	(2,111)	(1,146)	(4,558)
Accumulation Units outstanding at end of period	4,157	8,102	60,151

	2020
	BNY Mellon		BNY Mellon
	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Equity Portfolio, Inc.	Government Money	& Income
	Initial Shares	Market Portfolio	Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$550	$(3,449)	$(459)
Net realized gains (losses)	5,747	—	29,161
Change in unrealized gains (losses)	61,953	—	10,176
Increase (decrease) in net assets from operations	68,250	(3,449)	38,878
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(5,793)	(42,329)	(98,739)
Payments on termination	—	—	—
Policy maintenance charge	(2,789)	(4,709)	(1,924)
Transfers among the sub-accounts and with the Fixed Account - net	(823)	2,150	11,040
Increase (decrease) in net assets from policy transactions	(9,405)	(44,888)	(89,623)
INCREASE (DECREASE) IN NET ASSETS	58,845	(48,337)	(50,745)
NET ASSETS AT BEGINNING OF PERIOD	301,506	536,524	315,310
NET ASSETS AT END OF PERIOD	$360,351	$488,187	$264,565
Accumulation Units outstanding at beginning of period	10,840	42,981	9,192
Units issued	11	299	20
Units redeemed	(321)	(3,901)	(2,968)
Accumulation Units outstanding at end of period	10,530	39,379	6,244

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2020.
See notes to financial statements.

16

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020

	DWS	DWS	DWS CROCI®
	Bond	Capital Growth	International
	VIP Class A	VIP Class A	VIP Class A
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,942	$(59,443)	$13,154
Net realized gains (losses)	(623)	1,073,107	(11,099)
Change in unrealized gains (losses)	20,655	1,641,473	4,742
Increase (decrease) in net assets from operations	24,974	2,655,137	6,797
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	—	—
Payments on termination	(5,837)	(45,697)	—
Policy maintenance charge	(3,456)	(43,734)	(13,984)
Transfers among the sub-accounts and with the Fixed Account - net	(886)	(19,243)	(691)
Increase (decrease) in net assets from policy transactions	(10,179)	(108,674)	(14,675)
INCREASE (DECREASE) IN NET ASSETS	14,795	2,546,463	(7,878)
NET ASSETS AT BEGINNING OF PERIOD	333,261	6,659,055	689,003
NET ASSETS AT END OF PERIOD	$348,056	$9,205,518	$681,125
Accumulation Units outstanding at beginning of period	93,942	429,447	211,466
Units issued	—	330,260	—
Units redeemed	(2,815)	(327,156)	(5,073)
Accumulation Units outstanding at end of period	91,127	432,551	206,393

	2020
	DWS	DWS	Fidelity® VIP Asset
	Global	Government	Manager Growth
	Income Builder	Money Market	Portfolio
	VIP Class A II	VIP Class A II	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$37,000	$(3,419)	$(62)
Net realized gains (losses)	58,438	—	19,158
Change in unrealized gains (losses)	37,548	—	(4,060)
Increase (decrease) in net assets from operations	132,986	(3,419)	15,036
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(109,288)	(48)	(53,726)
Payments on termination	(75,007)	(32)	—
Policy maintenance charge	(21,692)	(4,959)	(865)
Transfers among the sub-accounts and with the Fixed Account - net	3,284	13,693	(8,283)
Increase (decrease) in net assets from policy transactions	(202,703)	8,654	(62,874)
INCREASE (DECREASE) IN NET ASSETS	(69,717)	5,235	(47,838)
NET ASSETS AT BEGINNING OF PERIOD	2,166,720	182,384	146,660
NET ASSETS AT END OF PERIOD	$2,097,003	$187,619	$98,822
Accumulation Units outstanding at beginning of period	115,868	19,136	5,809
Units issued	307	536,992	68
Units redeemed	(11,253)	(536,232)	(2,509)
Accumulation Units outstanding at end of period	104,922	19,896	3,368

See notes to financial statements.

17

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Fidelity®	Fidelity®	Fidelity®
	VIP ContrafundSM	VIP Equity-Income	VIP Growth
	Portfolio	PortfolioSM	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(10,772)	$5,561	$(7,627)
Net realized gains (losses)	115,635	34,334	164,471
Change in unrealized gains (losses)	297,445	(15,399)	158,149
Increase (decrease) in net assets from operations	402,308	24,496	314,993
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(372,918)	(157,958)	(179,059)
Payments on termination	(17,576)	—	—
Policy maintenance charge	(13,444)	(5,775)	(7,754)
Transfers among the sub-accounts and with the Fixed Account - net	8,557	(2,625)	(14,269)
Increase (decrease) in net assets from policy transactions	(395,381)	(166,358)	(201,082)
INCREASE (DECREASE) IN NET ASSETS	6,927	(141,862)	113,911
NET ASSETS AT BEGINNING OF PERIOD	1,755,685	761,328	944,827
NET ASSETS AT END OF PERIOD	$1,762,612	$619,466	$1,058,738
Accumulation Units outstanding at beginning of period	29,605	25,125	19,689
Units issued	50	292	1
Units redeemed	(6,685)	(6,083)	(4,218)
Accumulation Units outstanding at end of period	22,970	19,334	15,472

	2020
	Fidelity®	Franklin Templeton	Franklin
	VIP High	Developing	Templeton
	Income Portfolio	Markets	Foreign
	Initial Class	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$10,873	$1,041	$3,096
Net realized gains (losses)	(7,516)	938	(1,567)
Change in unrealized gains (losses)	(1,598)	3,530	(4,781)
Increase (decrease) in net assets from operations	1,759	5,509	(3,252)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(39,483)	—	(6,929)
Payments on termination	(5,422)	—	—
Policy maintenance charge	(2,681)	(277)	(1,071)
Transfers among the sub-accounts and with the Fixed Account - net	(1,058)	324	4,143
Increase (decrease) in net assets from policy transactions	(48,644)	47	(3,857)
INCREASE (DECREASE) IN NET ASSETS	(46,885)	5,556	(7,109)
NET ASSETS AT BEGINNING OF PERIOD	313,682	31,961	140,926
NET ASSETS AT END OF PERIOD	$266,797	$37,517	$133,817
Accumulation Units outstanding at beginning of period	14,541	1,058	9,205
Units issued	95	69	337
Units redeemed	(2,490)	(58)	(619)
Accumulation Units outstanding at end of period	12,146	1,069	8,923

See notes to financial statements.

18

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Franklin	Franklin	Franklin Templeton
	Templeton	Templeton	Small-Mid Cap
	Growth	Mutual Shares	Growth
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$458	$6,127	$(2,747)
Net realized gains (losses)	(1,007)	4,160	42,159
Change in unrealized gains (losses)	1,321	(54,485)	96,174
Increase (decrease) in net assets from operations	772	(44,198)	135,586
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(2,979)	(126,545)	(25,884)
Payments on termination	—	—	(11,817)
Policy maintenance charge	(276)	(3,264)	(2,614)
Transfers among the sub-accounts and with the Fixed Account - net	908	16,411	(24,099)
Increase (decrease) in net assets from policy transactions	(2,347)	(113,398)	(64,414)
INCREASE (DECREASE) IN NET ASSETS	(1,575)	(157,596)	71,172
NET ASSETS AT BEGINNING OF PERIOD	27,500	528,593	292,531
NET ASSETS AT END OF PERIOD	$25,925	$370,997	$363,703
Accumulation Units outstanding at beginning of period	1,390	18,182	14,948
Units issued	62	852	21
Units redeemed	(202)	(5,473)	(2,878)
Accumulation Units outstanding at end of period	1,250	13,561	12,091

	2020
	Goldman Sachs VIT	Goldman Sachs
	International	VIT	Goldman Sachs
	Equity	Small Cap Equity	VIT U.S. Equity
	Insights Fund	Insights Fund	Insights Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$56	$(587)	$(4)
Net realized gains (losses)	(63)	430	3,449
Change in unrealized gains (losses)	485	7,079	7,327
Increase (decrease) in net assets from operations	478	6,922	10,772
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	(3,104)	—
Payments on termination	—	—	—
Policy maintenance charge	(72)	(797)	(736)
Transfers among the sub-accounts and with the Fixed Account - net	1	554	—
Increase (decrease) in net assets from policy transactions	(71)	(3,347)	(736)
INCREASE (DECREASE) IN NET ASSETS	407	3,575	10,036
NET ASSETS AT BEGINNING OF PERIOD	8,382	102,295	66,006
NET ASSETS AT END OF PERIOD	$8,789	$105,870	$76,042
Accumulation Units outstanding at beginning of period	669	3,082	2,817
Units issued	—	45	—
Units redeemed	(7)	(162)	(31)
Accumulation Units outstanding at end of period	662	2,965	2,786

See notes to financial statements.

19

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Invesco	Invesco
	Oppenheimer	Oppenheimer	Invesco
	Capital	Discovery	Oppenheimer
	Appreciation	MidCap Growth*	Global
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,693)	$(2,477)	$(424)
Net realized gains (losses)	51,809	9,724	31,019
Change in unrealized gains (losses)	45,412	131,667	30,079
Increase (decrease) in net assets from operations	94,528	138,914	60,674
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	(1,624)	(42,683)
Payments on termination	(9,388)	—	—
Policy maintenance charge	(3,065)	(2,687)	(1,875)
Transfers among the sub-accounts and with the Fixed Account - net	(2,117)	222,291	(9,009)
Increase (decrease) in net assets from policy transactions	(14,570)	217,980	(53,567)
INCREASE (DECREASE) IN NET ASSETS	79,958	356,894	7,107
NET ASSETS AT BEGINNING OF PERIOD	278,976	88,121	233,638
NET ASSETS AT END OF PERIOD	$358,934	$445,015	$240,745
Accumulation Units outstanding at beginning of period	13,654	6,438	7,884
Units issued	—	22,238	26
Units redeemed	(676)	(324)	(1,488)
Accumulation Units outstanding at end of period	12,978	28,352	6,422

	2020
	Invesco
	Oppenheimer	Invesco	Invesco V.I.
	Global	Oppenheimer	American
	Strategic Income	Main Street	Franchise
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$25,015	$2,729	$(45,512)
Net realized gains (losses)	(5,052)	63,710	617,527
Change in unrealized gains (losses)	(11,969)	(4,094)	1,406,940
Increase (decrease) in net assets from operations	7,994	62,345	1,978,955
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(49,626)	(44,556)	(280,496)
Payments on termination	(7,357)	(11,236)	(42,946)
Policy maintenance charge	(4,941)	(4,943)	(48,545)
Transfers among the sub-accounts and with the Fixed Account - net	11,597	(6,886)	(68,663)
Increase (decrease) in net assets from policy transactions	(50,327)	(67,621)	(440,650)
INCREASE (DECREASE) IN NET ASSETS	(42,333)	(5,276)	1,538,305
NET ASSETS AT BEGINNING OF PERIOD	580,107	559,550	5,062,592
NET ASSETS AT END OF PERIOD	$537,774	$554,274	$6,600,897
Accumulation Units outstanding at beginning of period	24,581	23,582	199,847
Units issued	393	74	191
Units redeemed	(2,737)	(2,969)	(15,216)
Accumulation Units outstanding at end of period	22,237	20,687	184,822

See notes to financial statements.

20

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020

	Invesco V.I.
	American	Invesco V.I.	Invesco V.I.
	Value	Comstock	Core Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(30)	$1,855	$15,212
Net realized gains (losses)	(2,156)	2,915	884,944
Change in unrealized gains (losses)	325	(12,965)	(460,660)
Increase (decrease) in net assets from operations	(1,861)	(8,195)	439,496
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(15,702)	(21,177)	(261,574)
Payments on termination	(3,717)	—	(45,321)
Policy maintenance charge	(1,344)	(1,302)	(31,392)
Transfers among the sub-accounts and with the Fixed Account - net	6,692	(3,625)	(9,581)
Increase (decrease) in net assets from policy transactions	(14,071)	(26,104)	(347,868)
INCREASE (DECREASE) IN NET ASSETS	(15,932)	(34,299)	91,628
NET ASSETS AT BEGINNING OF PERIOD	177,748	178,892	3,860,389
NET ASSETS AT END OF PERIOD	$161,816	$144,593	$3,952,017
Accumulation Units outstanding at beginning of period	5,939	8,500	132,674
Units issued	442	19	323
Units redeemed	(986)	(1,527)	(12,586)
Accumulation Units outstanding at end of period	5,395	6,992	120,411

	2020

	Invesco V.I.	Invesco V.I.
	Core	Diversified	Invesco V.I.
	Plus Bond	Dividend	Equity and Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$12,632	$33,196	$61,345
Net realized gains (losses)	(9,306)	72,493	192,623
Change in unrealized gains (losses)	114,452	(130,513)	58,713
Increase (decrease) in net assets from operations	117,778	(24,824)	312,681
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(165,522)	(97,337)	(542,265)
Payments on termination	(1,935)	—	(61,865)
Policy maintenance charge	(12,348)	(13,294)	(32,832)
Transfers among the sub-accounts and with the Fixed Account - net	(1,697)	(373)	27,585
Increase (decrease) in net assets from policy transactions	(181,502)	(111,004)	(609,377)
INCREASE (DECREASE) IN NET ASSETS	(63,724)	(135,828)	(296,696)
NET ASSETS AT BEGINNING OF PERIOD	1,457,194	1,757,341	4,831,956
NET ASSETS AT END OF PERIOD	$1,393,470	$1,621,513	$4,535,260
Accumulation Units outstanding at beginning of period	80,568	59,752	271,452
Units issued	1,897	141	733
Units redeemed	(11,907)	(4,339)	(38,367)
Accumulation Units outstanding at end of period	70,558	55,554	233,818

See notes to financial statements.

21

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
		Invesco V.I.
	Invesco V.I.	Government	Invesco V.I.
	Global	Money Market	Government
	Core Equity	Fund Series I	Securities
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,147	$(10,129)	$18,294
Net realized gains (losses)	2,339	—	849
Change in unrealized gains (losses)	53,017	—	46,935
Increase (decrease) in net assets from operations	57,503	(10,129)	66,078
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(4,995)	(133,362)	(98,782)
Payments on termination	—	(2,508)	(26,100)
Policy maintenance charge	(4,167)	(14,893)	(11,446)
Transfers among the sub-accounts and with the Fixed Account - net	(883)	14,946	6,530
Increase (decrease) in net assets from policy transactions	(10,045)	(135,817)	(129,798)
INCREASE (DECREASE) IN NET ASSETS	47,458	(145,946)	(63,720)
NET ASSETS AT BEGINNING OF PERIOD	481,677	1,769,478	1,286,172
NET ASSETS AT END OF PERIOD	$529,135	$1,623,532	$1,222,452
Accumulation Units outstanding at beginning of period	32,795	157,136	66,929
Units issued	17	1,989	519
Units redeemed	(709)	(13,326)	(7,098)
Accumulation Units outstanding at end of period	32,103	145,799	60,350

	2020
			Invesco V.I.
		Invesco V.I.	Managed
	Invesco V.I.	International	Volatility
	High Yield	Growth	Fund Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$26,275	$10,107	$9,610
Net realized gains (losses)	(4,457)	31,285	14,282
Change in unrealized gains (losses)	(12,325)	43,407	(43,276)
Increase (decrease) in net assets from operations	9,493	84,799	(19,384)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(25,844)	(38,765)	—
Payments on termination	(23,325)	(7,024)	(2,057)
Policy maintenance charge	(4,949)	(6,418)	(6,612)
Transfers among the sub-accounts and with the Fixed Account - net	(957)	9,882	11,150
Increase (decrease) in net assets from policy transactions	(55,075)	(42,325)	2,481
INCREASE (DECREASE) IN NET ASSETS	(45,582)	42,474	(16,903)
NET ASSETS AT BEGINNING OF PERIOD	589,355	738,009	833,921
NET ASSETS AT END OF PERIOD	$543,773	$780,483	$817,018
Accumulation Units outstanding at beginning of period	35,402	27,876	26,149
Units issued	12	298	432
Units redeemed	(2,917)	(2,168)	(339)
Accumulation Units outstanding at end of period	32,497	26,006	26,242

See notes to financial statements.

22

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Mid Cap	Mid Cap	S&P 500
	Core Equity	Growth*	Index Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(577)	$(666)	$10,744
Net realized gains (losses)	64,115	27,646	119,846
Change in unrealized gains (losses)	(33,842)	(40,668)	98,994
Increase (decrease) in net assets from operations	29,696	(13,688)	229,584
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(24,206)	—	(60,795)
Payments on termination	(8,354)	—	(5,579)
Policy maintenance charge	(3,521)	(694)	(12,404)
Transfers among the sub-accounts and with the Fixed Account - net	14,449	(222,401)	(8,470)
Increase (decrease) in net assets from policy transactions	(21,632)	(223,095)	(87,248)
INCREASE (DECREASE) IN NET ASSETS	8,064	(236,783)	142,336
NET ASSETS AT BEGINNING OF PERIOD	360,348	236,783	1,407,402
NET ASSETS AT END OF PERIOD	$368,412	$—	$1,549,738
Accumulation Units outstanding at beginning of period	10,695	11,009	51,254
Units issued	589	—	42
Units redeemed	(1,185)	(11,009)	(3,030)
Accumulation Units outstanding at end of period	10,099	—	48,266

	2020

		Invesco V.I.	MFS® VIT
	Invesco V.I.	Value	Growth Series
	Technology	Opportunities	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(1,713)	$(2,154)	$(11,123)
Net realized gains (losses)	29,041	(21,560)	155,571
Change in unrealized gains (losses)	44,944	27,249	181,381
Increase (decrease) in net assets from operations	72,272	3,535	325,829
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(5,815)	(66,919)	(138,884)
Payments on termination	(7,528)	(7,251)	(26,498)
Policy Maintenance Charge	(1,742)	(3,674)	(10,801)
Transfers among the sub-accounts and with the Fixed Account - net	(6,468)	(8,227)	7,563
Increase (decrease) in net assets from policy transactions	(21,553)	(86,071)	(168,620)
INCREASE (DECREASE) IN NET ASSETS	50,719	(82,536)	157,209
NET ASSETS AT BEGINNING OF PERIOD	174,134	549,754	1,225,201
NET ASSETS AT END OF PERIOD	$224,853	$467,218	$1,382,410
Accumulation Units outstanding at beginning of period	4,885	25,038	22,849
Units Issued	—	—	1
Units Redeemed	(529)	(4,677)	(3,121)
Accumulation Units outstanding at end of period	4,356	20,361	19,729

See notes to financial statements.

23

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	MFS® VIT
	Investors	MFS® VIT New	MFS® VIT
	Trust Series	Discovery Series	Research Series
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(490)	$(433)	$(70)
Net realized gains (losses)	13,441	4,852	1,989
Change in unrealized gains (losses)	13,196	15,529	4,358
Increase (decrease) in net assets from operations	26,147	19,948	6,277
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(16,401)	—	—
Payments on termination	—	—	—
Policy maintenance charge	(1,875)	(499)	(357)
Transfers among the sub-accounts and with the Fixed Account - net	2,938	(1)	(134)
Increase (decrease) in net assets from policy transactions	(15,338)	(500)	(491)
INCREASE (DECREASE) IN NET ASSETS	10,809	19,448	5,786
NET ASSETS AT BEGINNING OF PERIOD	214,982	45,139	40,830
NET ASSETS AT END OF PERIOD	$225,791	$64,587	$46,616
Accumulation Units outstanding at beginning of period	8,238	1,444	1,769
Units issued	128	—	1
Units redeemed	(699)	(15)	(22)
Accumulation Units outstanding at end of period	7,667	1,429	1,748

	2020
		Morgan Stanley
	MFS® VIT	VIF Core Plus	Morgan Stanley
	Utilities Series	Fixed Income	VIF Emerging
	Initial Class	Class I	Markets Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,198	$6,154	$570
Net realized gains (losses)	17,876	6,035	4,835
Change in unrealized gains (losses)	(14,405)	7,972	8,395
Increase (decrease) in net assets from operations	5,669	20,161	13,800
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(38,747)	(35,433)	(15,159)
Payments on termination	—	(2,291)	(3,115)
Policy maintenance charge	(1,572)	(2,853)	(1,047)
Transfers among the sub-accounts and with the Fixed Account - net	(6,045)	(2,690)	(1,152)
Increase (decrease) in net assets from policy transactions	(46,364)	(43,267)	(20,473)
INCREASE (DECREASE) IN NET ASSETS	(40,695)	(23,106)	(6,673)
NET ASSETS AT BEGINNING OF PERIOD	208,090	317,164	121,692
NET ASSETS AT END OF PERIOD	$167,395	$294,058	$115,019
Accumulation Units outstanding at beginning of period	3,861	15,181	3,700
Units issued	—	78	39
Units redeemed	(901)	(2,084)	(655)
Accumulation Units outstanding at end of period	2,960	13,175	3,084

See notes to financial statements.

24

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Morgan Stanley		Morgan Stanley
	VIF Global	Morgan Stanley	VIF
	Strategist	VIF	U.S. Real
	Portfolio Class I	Growth Class I	Estate Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,776	$(50,869)	$3,272
Net realized gains (losses)	60,455	791,022	3,382
Change in unrealized gains (losses)	13,465	3,627,516	(45,364)
Increase (decrease) in net assets from operations	78,696	4,367,669	(38,710)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(42,755)	(301,603)	(26,519)
Payments on termination	(2,025)	—	—
Policy maintenance charge	(7,258)	(52,063)	(1,579)
Transfers among the sub-accounts and with the Fixed Account - net	(4,634)	(80,986)	16,242
Increase (decrease) in net assets from policy transactions	(56,672)	(434,652)	(11,856)
INCREASE (DECREASE) IN NET ASSETS	22,024	3,933,017	(50,566)
NET ASSETS AT BEGINNING OF PERIOD	859,696	3,857,887	217,916
NET ASSETS AT END OF PERIOD	$881,720	$7,790,904	$167,350
Accumulation Units outstanding at beginning of period	48,257	86,245	4,586
Units issued	122	22	634
Units redeemed	(3,354)	(5,813)	(833)
Accumulation Units outstanding at end of period	45,025	80,454	4,387

	2020
	Morgan Stanley	Morgan Stanley	Putnam
	VIS Global	VIS	VT Equity
	Infrastructure	Income Plus	Income
	Portfolio Class X	Portfolio Class X	Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,233	$32,712	$1,405
Net realized gains (losses)	(370)	34,410	12,323
Change in unrealized gains (losses)	(12,936)	56,425	(4,173)
Increase (decrease) in net assets from operations	(10,073)	123,547	9,555
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(12,544)	(59,484)	(3,024)
Payments on termination	—	—	—
Policy maintenance charge	(3,782)	(11,064)	(1,585)
Transfers among the sub-accounts and with the Fixed Account - net	(404)	(3,206)	3,545
Increase (decrease) in net assets from policy transactions	(16,730)	(73,754)	(1,064)
INCREASE (DECREASE) IN NET ASSETS	(26,803)	49,793	8,491
NET ASSETS AT BEGINNING OF PERIOD	452,945	1,311,654	193,953
NET ASSETS AT END OF PERIOD	$426,142	$1,361,447	$202,444
Accumulation Units outstanding at beginning of period	12,066	44,909	4,899
Units issued	—	146	130
Units redeemed	(478)	(2,539)	(152)
Accumulation Units outstanding at end of period	11,588	42,516	4,877

See notes to financial statements.

25

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Putnam	Putnam	Putnam
	VT Global	VT Growth	VT International
	Health Care	Opportunities	Equity
	Fund Class IB	Fund Class IB	Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(167)	$(555)	$317
Net realized gains (losses)	4,222	9,813	(1,268)
Change in unrealized gains (losses)	2,005	11,589	4,850
Increase (decrease) in net assets from operations	6,060	20,847	3,899
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(1,562)	—	(6,500)
Payments on termination	—	—	—
Policy maintenance charge	(383)	(493)	(339)
Transfers among the sub-accounts and with the Fixed Account - net	(301)	(11,960)	4,388
Increase (decrease) in net assets from policy transactions	(2,246)	(12,453)	(2,451)
INCREASE (DECREASE) IN NET ASSETS	3,814	8,394	1,448
NET ASSETS AT BEGINNING OF PERIOD	41,805	64,217	56,797
NET ASSETS AT END OF PERIOD	$45,619	$72,611	$58,245
Accumulation Units outstanding at beginning of period	1,200	1,765	3,021
Units issued	—	—	134
Units redeemed	(64)	(313)	(367)
Accumulation Units outstanding at end of period	1,136	1,452	2,788

2020

Putnam
VT Research
Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(133)
Net realized gains (losses)	17,533
Change in unrealized gains (losses)	(7,920)
Increase (decrease) in net assets from operations	9,480
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—
Benefits	(19,692)
Payments on termination	—
Policy maintenance charge	(445)
Transfers among the sub-accounts and with the Fixed Account - net	(754)
Increase (decrease) in net assets from policy transactions	(20,891)
INCREASE (DECREASE) IN NET ASSETS	(11,411)
NET ASSETS AT BEGINNING OF PERIOD	67,760
NET ASSETS AT END OF PERIOD	$56,349
Accumulation Units outstanding at beginning of period	2,129
Units issued	119
Units redeemed	(758)
Accumulation Units outstanding at end of period	1,490

See notes to financial statements.

26

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019

	American	American	BNY Mellon Stock
	Century	Century	Index Fund, Inc.
	VP Balanced	VP International	Initial Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$1,195	$(60)	$16,252
Net realized gains (losses)	5,000	11,523	140,039
Change in unrealized gains (losses)	24,905	38,130	354,080
Increase (decrease) in net assets from operations	31,100	49,593	510,371
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	(5,604)	(69,419)
Payments on termination	(5,793)	—	—
Policy Maintenance Charge	(2,083)	(1,942)	(15,736)
Transfers among the sub-accounts and with the Fixed Account - net	(30)	(359)	(3,315)
Increase (decrease) in net assets from policy transactions	(7,906)	(7,905)	(88,470)
INCREASE (DECREASE) IN NET ASSETS	23,194	41,688	421,901
NET ASSETS AT BEGINNING OF PERIOD	168,811	184,919	1,734,717
NET ASSETS AT END OF PERIOD	$192,005	$226,607	$2,156,618
Accumulation Units outstanding at beginning of period	6,546	9,605	67,637
Units Issued	—	—	35
Units Redeemed	(278)	(357)	(2,994)
Accumulation Units outstanding at end of period	6,268	9,248	64,678

	2019
	BNY Mellon		BNY Mellon
	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Equity Portfolio, Inc.	Government Money	& Income
	Initial Shares	Market Portfolio	Initial Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$1,449	$4,143	$508
Net realized gains (losses)	8,668	—	32,599
Change in unrealized gains (losses)	65,412	—	36,175
Increase (decrease) in net assets from operations	75,529	4,143	69,282
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	(25,438)	—
Payments on termination	—	—	—
Policy Maintenance Charge	(2,462)	(5,156)	(2,598)
Transfers among the sub-accounts and with the Fixed Account - net	(326)	1,523	100
Increase (decrease) in net assets from policy transactions	(2,788)	(29,071)	(2,498)
INCREASE (DECREASE) IN NET ASSETS	72,741	(24,928)	66,784
NET ASSETS AT BEGINNING OF PERIOD	228,765	561,452	248,526
NET ASSETS AT END OF PERIOD	$301,506	$536,524	$315,310
Accumulation Units outstanding at beginning of period	10,951	45,316	9,271
Units Issued	3	126	13
Units Redeemed	(114)	(2,461)	(92)
Accumulation Units outstanding at end of period	10,840	42,981	9,192

See notes to financial statements.

27

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019

	DWS	DWS	DWS CROCI®
	Bond	Capital Growth	International
	VIP Class A	VIP Class A	VIP Class A
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$5,774	$(49,118)	$10,656
Net realized gains (losses)	(3,165)	1,005,671	(17,100)
Change in unrealized gains (losses)	26,328	767,530	125,434
Increase (decrease) in net assets from operations	28,937	1,724,083	118,990
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(6,203)	(63,592)	—
Payments on termination	(17,294)	(22,134)	(20,220)
Policy Maintenance Charge	(3,348)	(34,736)	(13,016)
Transfers among the sub-accounts and with the Fixed Account - net	(863)	16,603	(678)
Increase (decrease) in net assets from policy transactions	(27,708)	(103,859)	(33,914)
INCREASE (DECREASE) IN NET ASSETS	1,229	1,620,224	85,076
NET ASSETS AT BEGINNING OF PERIOD	332,032	5,038,831	603,927
NET ASSETS AT END OF PERIOD	$333,261	$6,659,055	$689,003
Accumulation Units outstanding at beginning of period	102,202	439,882	222,796
Units Issued	—	380,602	—
Units Redeemed	(8,260)	(391,037)	(11,330)
Accumulation Units outstanding at end of period	93,942	429,447	211,466

	2019
	DWS	DWS	Fidelity® VIP Asset
	Global	Government	Manager Growth
	Income Builder	Money Market	Portfolio
	VIP Class A II	VIP Class A II	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$51,526	$3,396	$944
Net realized gains (losses)	10,920	—	7,801
Change in unrealized gains (losses)	293,320	—	17,563
Increase (decrease) in net assets from operations	355,766	3,396	26,308
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(161,516)	(79)	—
Payments on termination	(48,015)	(18)	—
Policy Maintenance Charge	(22,141)	(10,072)	(1,212)
Transfers among the sub-accounts and with the Fixed Account - net	27,805	(20,033)	644
Increase (decrease) in net assets from policy transactions	(203,867)	(30,202)	(568)
INCREASE (DECREASE) IN NET ASSETS	151,899	(26,806)	25,740
NET ASSETS AT BEGINNING OF PERIOD	2,014,821	209,190	120,920
NET ASSETS AT END OF PERIOD	$2,166,720	$182,384	$146,660
Accumulation Units outstanding at beginning of period	127,800	22,049	5,830
Units Issued	1,983	560,183	43
Units Redeemed	(13,915)	(563,096)	(64)
Accumulation Units outstanding at end of period	115,868	19,136	5,809

See notes to financial statements.

28

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Fidelity®	Fidelity®	Fidelity®
	VIP ContrafundSM	VIP Equity-Income	VIP Growth
	Portfolio	PortfolioSM	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(7,458)	$7,833	$(5,456)
Net realized gains (losses)	225,905	47,214	67,206
Change in unrealized gains (losses)	217,850	108,902	177,209
Increase (decrease) in net assets from operations	436,297	163,949	238,959
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(146,881)	(31,382)	(13,223)
Payments on termination	—	—	(9,427)
Policy Maintenance Charge	(14,485)	(6,708)	(7,644)
Transfers among the sub-accounts and with the Fixed Account - net	(12,455)	(3,248)	(4,824)
Increase (decrease) in net assets from policy transactions	(173,821)	(41,338)	(35,118)
INCREASE (DECREASE) IN NET ASSETS	262,476	122,611	203,841
NET ASSETS AT BEGINNING OF PERIOD	1,493,209	638,717	740,986
NET ASSETS AT END OF PERIOD	$1,755,685	$761,328	$944,827
Accumulation Units outstanding at beginning of period	32,834	26,622	20,554
Units Issued	38	46	48
Units Redeemed	(3,267)	(1,543)	(913)
Accumulation Units outstanding at end of period	29,605	25,125	19,689

	2019
	Fidelity®	Franklin Templeton	Franklin
	VIP High	Developing	Templeton
	Income Portfolio	Markets	Foreign
	Initial Class	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$13,024	$26	$1,436
Net realized gains (losses)	(1,911)	68	(484)
Change in unrealized gains (losses)	28,744	6,565	14,257
Increase (decrease) in net assets from operations	39,857	6,659	15,209
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(4,816)	—	(28,136)
Payments on termination	(7,962)	—	(4,925)
Policy Maintenance Charge	(2,953)	(251)	(1,246)
Transfers among the sub-accounts and with the Fixed Account - net	(696)	(485)	4,058
Increase (decrease) in net assets from policy transactions	(16,427)	(736)	(30,249)
INCREASE (DECREASE) IN NET ASSETS	23,430	5,923	(15,040)
NET ASSETS AT BEGINNING OF PERIOD	290,252	26,038	155,966
NET ASSETS AT END OF PERIOD	$313,682	$31,961	$140,926
Accumulation Units outstanding at beginning of period	15,348	1,082	11,360
Units Issued	30	55	202
Units Redeemed	(837)	(79)	(2,357)
Accumulation Units outstanding at end of period	14,541	1,058	9,205

See notes to financial statements.

29

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Franklin	Franklin	Franklin Templeton
	Templeton	Templeton	Small-Mid Cap
	Growth	Mutual Shares	Growth
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$461	$5,408	$(2,639)
Net realized gains (losses)	5,132	77,503	38,308
Change in unrealized gains (losses)	(1,603)	33,075	40,893
Increase (decrease) in net assets from operations	3,990	115,986	76,562
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(6,588)	(166,680)	(41,319)
Payments on termination	—	(11,785)	—
Policy Maintenance Charge	(306)	(4,964)	(2,536)
Transfers among the sub-accounts and with the Fixed Account - net	836	202	(2,735)
Increase (decrease) in net assets from policy transactions	(6,058)	(183,227)	(46,590)
INCREASE (DECREASE) IN NET ASSETS	(2,068)	(67,241)	29,972
NET ASSETS AT BEGINNING OF PERIOD	29,568	595,834	262,559
NET ASSETS AT END OF PERIOD	$27,500	$528,593	$292,531
Accumulation Units outstanding at beginning of period	1,706	24,896	17,476
Units Issued	66	200	94
Units Redeemed	(382)	(6,914)	(2,622)
Accumulation Units outstanding at end of period	1,390	18,182	14,948

	2019
	Goldman Sachs VIT	Goldman Sachs
	International	VIT	Goldman Sachs
	Equity	Small Cap Equity	VIT U.S. Equity
	Insights Fund	Insights Fund	Insights Fund
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$125	$(382)	$246
Net realized gains (losses)	(56)	2,042	2,968
Change in unrealized gains (losses)	1,179	18,042	9,632
Increase (decrease) in net assets from operations	1,248	19,702	12,846
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	—	—
Payments on termination	—	—	(2,184)
Policy Maintenance Charge	(75)	(879)	(681)
Transfers among the sub-accounts and with the Fixed Account - net	1	330	—
Increase (decrease) in net assets from policy transactions	(74)	(549)	(2,865)
INCREASE (DECREASE) IN NET ASSETS	1,174	19,153	9,981
NET ASSETS AT BEGINNING OF PERIOD	7,208	83,142	56,025
NET ASSETS AT END OF PERIOD	$8,382	$102,295	$66,006
Accumulation Units outstanding at beginning of period	675	3,100	2,967
Units Issued	—	14	—
Units Redeemed	(6)	(32)	(150)
Accumulation Units outstanding at end of period	669	3,082	2,817

See notes to financial statements.

30

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Invesco	Invesco
	Oppenheimer	Oppenheimer	Invesco
	Capital	Discovery	Oppenheimer
	Appreciation	MidCap Growth	Global
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(2,136)	$(885)	$(10)
Net realized gains (losses)	27,703	28,990	32,554
Change in unrealized gains (losses)	48,665	5,660	22,315
Increase (decrease) in net assets from operations	74,232	33,765	54,859
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	(39,645)	—
Payments on termination	(7,003)	—	(4,666)
Policy Maintenance Charge	(2,536)	(867)	(1,818)
Transfers among the sub-accounts and with the Fixed Account - net	(475)	(4,401)	323
Increase (decrease) in net assets from policy transactions	(10,014)	(44,913)	(6,161)
INCREASE (DECREASE) IN NET ASSETS	64,218	(11,148)	48,698
NET ASSETS AT BEGINNING OF PERIOD	214,758	99,269	184,940
NET ASSETS AT END OF PERIOD	$278,976	$88,121	$233,638
Accumulation Units outstanding at beginning of period	14,187	10,017	8,151
Units Issued	18	7	48
Units Redeemed	(551)	(3,586)	(315)
Accumulation Units outstanding at end of period	13,654	6,438	7,884

	2019
	Invesco
	Oppenheimer	Invesco	Invesco V.I.
	Global	Oppenheimer	American
	Strategic Income	Main Street	Franchise
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$17,198	$644	$(44,808)
Net realized gains (losses)	(1,776)	101,629	1,023,600
Change in unrealized gains (losses)	40,948	40,438	504,402
Increase (decrease) in net assets from operations	56,370	142,711	1,483,194
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(70,746)	(57,000)	(719,659)
Payments on termination	(8,119)	—	(36,003)
Policy Maintenance Charge	(5,405)	(5,008)	(43,897)
Transfers among the sub-accounts and with the Fixed Account - net	1,992	(1,519)	(72,918)
Increase (decrease) in net assets from policy transactions	(82,278)	(63,527)	(872,477)
INCREASE (DECREASE) IN NET ASSETS	(25,908)	79,184	610,717
NET ASSETS AT BEGINNING OF PERIOD	606,015	480,366	4,451,875
NET ASSETS AT END OF PERIOD	$580,107	$559,550	$5,062,592
Accumulation Units outstanding at beginning of period	28,199	26,500	238,161
Units Issued	254	118	900
Units Redeemed	(3,872)	(3,036)	(39,214)
Accumulation Units outstanding at end of period	24,581	23,582	199,847

See notes to financial statements.

31

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019

	Invesco V.I.
	American	Invesco V.I.	Invesco V.I.
	Value	Comstock	Core Equity
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(317)	$1,819	$845
Net realized gains (losses)	12,820	22,188	550,389
Change in unrealized gains (losses)	22,320	11,015	366,066
Increase (decrease) in net assets from operations	34,823	35,022	917,300
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	—	(467,530)
Payments on termination	(3,938)	—	—
Policy Maintenance Charge	(1,519)	(1,614)	(33,363)
Transfers among the sub-accounts and with the Fixed Account - net	3,363	91	(43,917)
Increase (decrease) in net assets from policy transactions	(2,094)	(1,523)	(544,810)
INCREASE (DECREASE) IN NET ASSETS	32,729	33,499	372,490
NET ASSETS AT BEGINNING OF PERIOD	145,019	145,393	3,487,899
NET ASSETS AT END OF PERIOD	$177,748	$178,892	$3,860,389
Accumulation Units outstanding at beginning of period	6,004	8,579	152,836
Units Issued	157	5	86
Units Redeemed	(222)	(84)	(20,248)
Accumulation Units outstanding at end of period	5,939	8,500	132,674

	2019

	Invesco V.I.	Invesco V.I.
	Core	Diversified	Invesco V.I.
	Plus Bond	Dividend	Equity and Income
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$30,301	$32,799	$79,593
Net realized gains (losses)	(44,380)	183,833	432,093
Change in unrealized gains (losses)	163,594	148,104	347,510
Increase (decrease) in net assets from operations	149,515	364,736	859,196
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	40	—
Benefits	(216,744)	(220,102)	(583,008)
Payments on termination	(13,278)	(16,893)	(47,722)
Policy Maintenance Charge	(13,176)	(14,977)	(41,320)
Transfers among the sub-accounts and with the Fixed Account - net	(8,036)	(3,638)	(43,512)
Increase (decrease) in net assets from policy transactions	(251,234)	(255,570)	(715,562)
INCREASE (DECREASE) IN NET ASSETS	(101,719)	109,166	143,634
NET ASSETS AT BEGINNING OF PERIOD	1,558,913	1,648,175	4,688,322
NET ASSETS AT END OF PERIOD	$1,457,194	$1,757,341	$4,831,956
Accumulation Units outstanding at beginning of period	94,841	69,474	314,181
Units Issued	864	539	604
Units Redeemed	(15,137)	(10,261)	(43,333)
Accumulation Units outstanding at end of period	80,568	59,752	271,452

See notes to financial statements.

32

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
		Invesco V.I.
	Invesco V.I.	Government	Invesco V.I.
	Global	Money Market	Government
	Core Equity	Fund Series I	Securities
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$2,312	$16,780	$20,726
Net realized gains (losses)	38,906	—	(9,856)
Change in unrealized gains (losses)	56,309	1	61,126
Increase (decrease) in net assets from operations	97,527	16,781	71,996
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	40	—	—
Benefits	(26,900)	(106,195)	(220,047)
Payments on termination	—	(30,863)	(17,153)
Policy Maintenance Charge	(4,155)	(15,164)	(12,455)
Transfers among the sub-accounts and with the Fixed Account - net	(8,848)	69,203	(10,094)
Increase (decrease) in net assets from policy transactions	(39,863)	(83,019)	(259,749)
INCREASE (DECREASE) IN NET ASSETS	57,664	(66,238)	(187,753)
NET ASSETS AT BEGINNING OF PERIOD	424,013	1,835,716	1,473,925
NET ASSETS AT END OF PERIOD	$481,677	$1,769,478	$1,286,172
Accumulation Units outstanding at beginning of period	35,835	166,974	80,616
Units Issued	30	19,206	416
Units Redeemed	(3,070)	(29,044)	(14,103)
Accumulation Units outstanding at end of period	32,795	157,136	66,929

	2019
			Invesco V.I.
		Invesco V.I.	Managed
	Invesco V.I.	International	Volatility
	High Yield	Growth	Fund Series I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$31,165	$4,631	$3,910
Net realized gains (losses)	(4,147)	75,874	27,335
Change in unrealized gains (losses)	51,293	87,917	96,884
Increase (decrease) in net assets from operations	78,311	168,422	128,129
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(156,625)	(69,093)	(23,966)
Payments on termination	—	—	—
Policy Maintenance Charge	(5,666)	(6,638)	(7,134)
Transfers among the sub-accounts and with the Fixed Account - net	(3,282)	(8,736)	3,458
Increase (decrease) in net assets from policy transactions	(165,573)	(84,467)	(27,642)
INCREASE (DECREASE) IN NET ASSETS	(87,262)	83,955	100,487
NET ASSETS AT BEGINNING OF PERIOD	676,617	654,054	733,434
NET ASSETS AT END OF PERIOD	$589,355	$738,009	$833,921
Accumulation Units outstanding at beginning of period	45,307	31,466	27,027
Units Issued	6	41	158
Units Redeemed	(9,911)	(3,631)	(1,036)
Accumulation Units outstanding at end of period	35,402	27,876	26,149
See notes to financial statements.

33

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Mid Cap	Mid Cap	S&P 500
	Core Equity	Growth	Index Fund
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(1,480)	$(1,961)	$6,831
Net realized gains (losses)	40,947	33,871	194,621
Change in unrealized gains (losses)	41,260	27,393	150,410
Increase (decrease) in net assets from operations	80,727	59,303	351,862
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	40
Benefits	(76,646)	—	(169,817)
Payments on termination	—	—	(60,292)
Policy Maintenance Charge	(3,713)	(2,046)	(12,107)
Transfers among the sub-accounts and with the Fixed Account - net	(1,767)	—	103,045
Increase (decrease) in net assets from policy transactions	(82,126)	(2,046)	(139,131)
INCREASE (DECREASE) IN NET ASSETS	(1,399)	57,257	212,731
NET ASSETS AT BEGINNING OF PERIOD	361,747	179,526	1,194,671
NET ASSETS AT END OF PERIOD	$360,348	$236,783	$1,407,402
Accumulation Units outstanding at beginning of period	13,330	11,112	56,440
Units Issued	93	—	4,786
Units Redeemed	(2,728)	(103)	(9,972)
Accumulation Units outstanding at end of period	10,695	11,009	51,254

	2019

		Invesco V.I.	MFS® VIT
	Invesco V.I.	Value	Growth Series
	Technology	Opportunities	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(1,400)	$(3,993)	$(10,329)
Net realized gains (losses)	15,540	90,661	165,638
Change in unrealized gains (losses)	31,043	64,094	199,832
Increase (decrease) in net assets from operations	45,183	150,762	355,141
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	(123,858)	(129,816)
Payments on termination	—	—	—
Policy Maintenance Charge	(1,458)	(5,162)	(10,428)
Transfers among the sub-accounts and with the Fixed Account - net	859	(31,450)	(9,347)
Increase (decrease) in net assets from policy transactions	(599)	(160,470)	(149,591)
INCREASE (DECREASE) IN NET ASSETS	44,584	(9,708)	205,550
NET ASSETS AT BEGINNING OF PERIOD	129,550	559,462	1,019,651
NET ASSETS AT END OF PERIOD	$174,134	$549,754	$1,225,201
Accumulation Units outstanding at beginning of period	4,894	32,982	26,035
Units Issued	84	—	2
Units Redeemed	(93)	(7,944)	(3,188)
Accumulation Units outstanding at end of period	4,885	25,038	22,849

See notes to financial statements.

34

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	MFS® VIT
	Investors	MFS® VIT New	MFS® VIT
	Trust Series	Discovery Series	Research Series
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(406)	$(364)	$(40)
Net realized gains (losses)	13,067	7,849	4,151
Change in unrealized gains (losses)	37,452	5,395	5,804
Increase (decrease) in net assets from operations	50,113	12,880	9,915
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	—	—
Payments on termination	—	(7,206)	—
Policy Maintenance Charge	(1,789)	(403)	(345)
Transfers among the sub-accounts and with the Fixed Account - net	1,859	—	(111)
Increase (decrease) in net assets from policy transactions	70	(7,609)	(456)
INCREASE (DECREASE) IN NET ASSETS	50,183	5,271	9,459
NET ASSETS AT BEGINNING OF PERIOD	164,799	39,868	31,371
NET ASSETS AT END OF PERIOD	$214,982	$45,139	$40,830
Accumulation Units outstanding at beginning of period	8,235	1,791	1,791
Units Issued	144	—	1
Units Redeemed	(141)	(347)	(23)
Accumulation Units outstanding at end of period	8,238	1,444	1,769

	2019
		Morgan Stanley
	MFS® VIT	VIF Core Plus	Morgan Stanley
	Utilities Series	Fixed Income	VIF Emerging
	Initial Class	Class I	Markets Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$6,082	$9,565	$178
Net realized gains (losses)	1,663	3,101	8,523
Change in unrealized gains (losses)	32,694	19,902	10,637
Increase (decrease) in net assets from operations	40,439	32,568	19,338
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	(111,455)	—
Payments on termination	—	(1,841)	(4,086)
Policy Maintenance Charge	(1,826)	(3,007)	(1,162)
Transfers among the sub-accounts and with the Fixed Account - net	—	(2,836)	564
Increase (decrease) in net assets from policy transactions	(1,826)	(119,139)	(4,684)
INCREASE (DECREASE) IN NET ASSETS	38,613	(86,571)	14,654
NET ASSETS AT BEGINNING OF PERIOD	169,477	403,735	107,038
NET ASSETS AT END OF PERIOD	$208,090	$317,164	$121,692
Accumulation Units outstanding at beginning of period	3,898	21,235	3,857
Units Issued	—	22	35
Units Redeemed	(37)	(6,076)	(192)
Accumulation Units outstanding at end of period	3,861	15,181	3,700

See notes to financial statements.

35

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Morgan Stanley		Morgan Stanley
	VIF Global	Morgan Stanley	VIF
	Strategist	VIF	U.S. Real
	Portfolio Class I	Growth Class I	Estate Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$7,788	$(25,715)	$2,054
Net realized gains (losses)	36,166	458,316	9,160
Change in unrealized gains (losses)	83,037	(77,379)	21,616
Increase (decrease) in net assets from operations	126,991	355,222	32,830
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	—	(235,112)	—
Payments on termination	(38,573)	—	—
Policy Maintenance Charge	(7,528)	(26,454)	(1,943)
Transfers among the sub-accounts and with the Fixed Account - net	(12,121)	3,155,218	7,554
Increase (decrease) in net assets from policy transactions	(58,222)	2,893,652	5,611
INCREASE (DECREASE) IN NET ASSETS	68,769	3,248,874	38,441
NET ASSETS AT BEGINNING OF PERIOD	790,927	609,013	179,475
NET ASSETS AT END OF PERIOD	$859,696	$3,857,887	$217,916
Accumulation Units outstanding at beginning of period	51,818	18,889	4,473
Units Issued	61	148,165	209
Units Redeemed	(3,622)	(80,809)	(96)
Accumulation Units outstanding at end of period	48,257	86,245	4,586

	2019
	Morgan Stanley	Morgan Stanley	Putnam
	VIS Global	VIS	VT Equity
	Infrastructure	Income Plus	Income
	Portfolio Class X	Portfolio Class X	Fund Class IB
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$7,668	$35,814	$2,406
Net realized gains (losses)	15,993	4,768	24,636
Change in unrealized gains (losses)	73,612	142,124	20,643
Increase (decrease) in net assets from operations	97,273	182,706	47,685
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	30	50	—
Benefits	—	(150,917)	(34,995)
Payments on termination	—	(23,647)	(7,467)
Policy Maintenance Charge	(3,843)	(10,820)	(1,685)
Transfers among the sub-accounts and with the Fixed Account - net	—	23,419	308
Increase (decrease) in net assets from policy transactions	(3,813)	(161,915)	(43,839)
INCREASE (DECREASE) IN NET ASSETS	93,460	20,791	3,846
NET ASSETS AT BEGINNING OF PERIOD	359,485	1,290,863	190,107
NET ASSETS AT END OF PERIOD	$452,945	$1,311,654	$193,953
Accumulation Units outstanding at beginning of period	12,176	50,792	6,206
Units Issued	1	1,698	27
Units Redeemed	(111)	(7,581)	(1,334)
Accumulation Units outstanding at end of period	12,066	44,909	4,899

See notes to financial statements.

36

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Putnam	Putnam	Putnam
	VT Global	VT Growth	VT International
	Health Care	Opportunities	Equity
	Fund Class IB	Fund Class IB	Fund Class IB
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(452)	$(447)	$229
Net realized gains (losses)	3,437	9,449	106
Change in unrealized gains (losses)	8,319	8,262	10,623
Increase (decrease) in net assets from operations	11,304	17,264	10,958
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Benefits	(23,126)	—	—
Payments on termination	—	—	—
Policy Maintenance Charge	(395)	(417)	(384)
Transfers among the sub-accounts and with the Fixed Account - net	179	(2,240)	697
Increase (decrease) in net assets from policy transactions	(23,342)	(2,657)	313
INCREASE (DECREASE) IN NET ASSETS	(12,038)	14,607	11,271
NET ASSETS AT BEGINNING OF PERIOD	53,843	49,610	45,526
NET ASSETS AT END OF PERIOD	$41,805	$64,217	$56,797
Accumulation Units outstanding at beginning of period	1,995	1,848	3,003
Units Issued	2	22	58
Units Redeemed	(797)	(105)	(40)
Accumulation Units outstanding at end of period	1,200	1,765	3,021

2019

Putnam
VT Research
Fund Class IB
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$138
Net realized gains (losses)	7,756
Change in unrealized gains (losses)	8,752
Increase (decrease) in net assets from operations	16,646
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—
Benefits	—
Payments on termination	—
Policy Maintenance Charge	(487)
Transfers among the sub-accounts and with the Fixed Account - net	76
Increase (decrease) in net assets from policy transactions	(411)
INCREASE (DECREASE) IN NET ASSETS	16,235
NET ASSETS AT BEGINNING OF PERIOD	51,525
NET ASSETS AT END OF PERIOD	$67,760
Accumulation Units outstanding at beginning of period	2,138
Units Issued	52
Units Redeemed	(61)
Accumulation Units outstanding at end of period	2,129

See notes to financial statements.

37

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

1.Organization
    Allstate Life Variable Life Separate Account A (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company (“ALIC”). The assets of the Account are legally segregated from those of ALIC. ALIC is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
    The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). ALIC issued four life insurance policies: Morgan Stanley Variable Life, Allstate Provider Variable Life, AIM Lifetime PlusSM Variable Life, and LIFEinVESTSM Variable Life (collectively the “Policies”), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing policyholders, but is closed to new policyholders. Absent any policy provisions wherein ALIC contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:

American Century VP Balanced
American Century VP International
BNY Mellon Stock Index Fund, Inc. Initial Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares
BNY Mellon VIF Government Money Market Portfolio
BNY Mellon VIF Growth & Income Initial Shares
DWS Bond VIP Class A
DWS Capital Growth VIP Class A
DWS CROCI® International VIP Class A
DWS Global Income Builder VIP Class A II
DWS Government Money Market VIP Class A II
Fidelity® VIP Asset Manager Growth Portfolio Initial Class
Fidelity® VIP ContrafundSM Portfolio Initial Class
Fidelity® VIP Equity-Income PortfolioSM Initial Class
Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Portfolio Initial Class
Franklin Templeton Developing Markets VIP Fund Class 2
Franklin Templeton Foreign VIP Fund Class 2
Franklin Templeton Growth VIP Fund Class 2
Franklin Templeton Mutual Shares VIP Fund Class 2
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2
Goldman Sachs VIT International Equity Insights Fund
Goldman Sachs VIT Small Cap Equity Insights Fund
Goldman Sachs VIT Strategic Growth **
Goldman Sachs VIT U.S. Equity Insights Fund
Invesco Oppenheimer Capital Appreciation
Invesco Oppenheimer Discovery MidCap Growth*
Invesco Oppenheimer Global
Invesco Oppenheimer Global Strategic Income
Invesco Oppenheimer Main Street
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Comstock
Invesco V.I. Core Equity
Invesco V.I. Core Plus Bond
Invesco V.I. Diversified Dividend
Invesco V.I. Equity and Income
Invesco V.I. Global Core Equity
Invesco V.I. Government Money Market Fund Series I
38

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Invesco V.I. Government Securities
Invesco V.I. High Yield
Invesco V.I. International Growth
Invesco V.I. Managed Volatility Fund Series I
Invesco V.I. Mid Cap Core Equity
Invesco V.I. Mid Cap Growth*
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Technology
Invesco V.I. Value Opportunities
MFS® VIT Growth Series Initial Class
MFS® VIT Investors Trust Series Initial Class
MFS® VIT New Discovery Series Initial Class
MFS® VIT Research Series Initial Class
MFS® VIT Utilities Series Initial Class
Morgan Stanley VIF Core Plus Fixed Income Class I
Morgan Stanley VIF Emerging Markets Class I
Morgan Stanley VIF Global Strategist Portfolio Class I
Morgan Stanley VIF Growth Class I
Morgan Stanley VIF U.S. Real Estate Class I
Morgan Stanley VIS Global Infrastructure Portfolio Class X
Morgan Stanley VIS Income Plus Portfolio Class X
Putnam VT Equity Income Fund Class IB
Putnam VT Global Health Care Fund Class IB
Putnam VT Growth Opportunities Fund Class IB
Putnam VT International Equity Fund Class IB
Putnam VT Research Fund Class IB
    *See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2020.
    **Sub-account was available but did not have assets at December 31, 2020.
    The net assets are affected by the investment results of each Fund, transactions by policyholders and certain policy expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the “Fixed Account” in which the policyholder’s deposits are included in the ALIC general account assets and earn a fixed rate of return.
    A policyholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
    Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.
The Novel Coronavirus Pandemic or COVID-19 (“Coronavirus”) resulted in governments worldwide enacting emergency measures to combat the spread of the virus. Ongoing uncertainty related to the future path of the pandemic has and may continue to create market volatility that impacted the valuations, liquidity, prospects and risks of fixed income securities and equity securities, including sub accounts of the Account. Future investment results will depend on developments, including the duration and spread of the outbreak, preventive measures to combat the spread of the virus, and capital market conditions, including the pace of economic recovery and effectiveness of the fiscal and monetary policy responses.
The ongoing impact of the Coronavirus on financial markets and the overall economy remain uncertain. Some of the restrictions implemented to contain the pandemic have been relaxed, but reduced economic activity, limits on large gatherings and events and higher unemployment continue. Additionally, there is no way of predicting with certainty how long the pandemic might last, including the potential for restrictions being restored or new restrictions being implemented that could result in further economic volatility.
39

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Subsequent Events - On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell ALIC and certain affiliates, including the Account, to Antelope US Holdings Company, a Delaware corporation and an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.
2. Portfolio changes
The following sub-account changes occurred during the year ended December 31, 2020:
Below listed are the sub-accounts (“Merged from”) that merged into another sub-account (“Merged to”) on the effective merger date. Accordingly, all of the assets of the Merged from sub-account were transferred in exchange for shares of the Merged to sub-account for units of equal aggregate value and the Merged to sub-account’s assumption of all of the current and future liabilities of the Merged from sub-account effective on the merger date. Accordingly, the cost basis of the respective sub-account’s investments received from the underlying Merged from sub-account were carried forward and invested in the underlying Merged to sub-account for GAAP and tax purposes. The Merged from sub-account ceases operations from the effective merger date.

Closed fund manager and/or fund name	Surviving fund manager and/or fund name	Date
Invesco V.I. Mid Cap Growth	Invesco Oppenheimer Discovery MidCap Growth	April 30, 2020
The following sub-account merged during the year ended December 31, 2019:

Closed fund manager and/or fund name	Surviving fund manager and/or fund name	Date
Morgan Stanley VIS Multi Cap Growth Portfolio Class X	Morgan Stanley VIF Growth Class I	April 29, 2019
3. Summary of Significant Accounting Policies
    The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
    Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
    Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Fund. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of ALIC. ALIC is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2020 and believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations and the accompanying notes. Actual results could differ from those estimates.

40

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

4. Fair Value Measurements
    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1:         Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2:         Assets whose values are based on the following
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.
Level 3:     Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.
In determining fair value, the Account uses the market approach, which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period.
5. Expenses
    Surrender charge - In the event the policy is surrendered, a withdrawal charge may be imposed. If the policy is surrendered prior to the third anniversary of any deposit, the amount of the charge is 7.75% of the amount withdrawn; in year four the charge is 7.25% and is reduced annually to 2.25% in year nine. In year ten and subsequent, there is no charge. These amounts are included in payments on terminations on the Statements of Changes in Net Assets.
Mortality and Expense Risk Charge - ALIC assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 0.90% per annum of the daily net assets of the Account. The mortality and expense risk charge is recognized as a reduction in accumulation unit values and reported on the Statement of Operations. The mortality and expense risk charge covers insurance benefits available with the policy and certain expenses of the policy. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.
    Monthly Deductions - ALIC deducts monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s death benefit amount and account value. For the Morgan Stanley Variable Life, the Allstate Provider Variable Life and the AIM Lifetime Plus Variable Life ALIC deducts tax expense and administrative charge. Tax expense is charged at an annual rate equal to 0.40% of the Account value for the first ten policy years. ALIC deducts a monthly administrative fee of 0.25% of the account value. These charges are recognized as redemption of units, and are included in the policy maintenance charge reported on the Statements of Changes in Net Assets.
Policy Administration Charge - ALIC deducts administration expense charges daily at a rate equal to 0.40% per annum of the daily net assets of LIFEinVEST Variable Life policies. The policy administration charge is recognized as a reduction in accumulation unit values and reported on the Statement of Operations.
Annual Maintenance Fee - ALIC deducts an annual maintenance fee of $30 for the Morgan Stanley Variable Life contract and $35 for the Allstate Provider Variable Life and AIM Lifetime Plus Variable Life contracts on each policy anniversary. This charge is waived on policies that meet certain requirements. The annual maintenance fee is recognized as redemption of units and reported in the policy maintenance charge on the Statements of Changes in Net Assets.

41

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments
    The cost of investments purchased during the year ended December 31, 2020 was as follows:

Sub-Account	Purchases
American Century VP Balanced	$8,287
American Century VP International	4,413
BNY Mellon Stock Index Fund, Inc. Initial Shares	165,157
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	7,281
BNY Mellon VIF Government Money Market Portfolio	4,796
BNY Mellon VIF Growth & Income Initial Shares	20,416
DWS Bond VIP Class A	9,339
DWS Capital Growth VIP Class A	5,602,310
DWS CROCI® International VIP Class A	21,060
DWS Global Income Builder VIP Class A II	113,821
DWS Government Money Market VIP Class A II	5,080,955
Fidelity® VIP Asset Manager Growth Portfolio Initial Class	3,322
Fidelity® VIP ContrafundSM Portfolio Initial Class	15,462
Fidelity® VIP Equity-Income PortfolioSM Initial Class	48,774
Fidelity® VIP Growth Portfolio Initial Class	96,924
Fidelity® VIP High Income Portfolio Initial Class	15,306
Franklin Templeton Developing Markets VIP Fund Class 2	3,943
Franklin Templeton Foreign VIP Fund Class 2	8,335
Franklin Templeton Growth VIP Fund Class 2	1,745
Franklin Templeton Mutual Shares VIP Fund Class 2	38,181
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2	42,119
Goldman Sachs VIT International Equity Insights Fund	125
Goldman Sachs VIT Small Cap Equity Insights Fund	2,534
Goldman Sachs VIT U.S. Equity Insights Fund	3,563
Invesco Oppenheimer Capital Appreciation	45,674
Invesco Oppenheimer Discovery MidCap Growth*	230,057
Invesco Oppenheimer Global	10,947
Invesco Oppenheimer Global Strategic Income	38,233
Invesco Oppenheimer Main Street	57,368
Invesco V.I. American Franchise	416,144
Invesco V.I. American Value	10,811
Invesco V.I. Comstock	6,782
Invesco V.I. Core Equity	873,111
Invesco V.I. Core Plus Bond	67,296
Invesco V.I. Diversified Dividend	89,213
Invesco V.I. Equity and Income	287,025
Invesco V.I. Global Core Equity	6,446
Invesco V.I. Government Money Market Fund Series I	27,619
Invesco V.I. Government Securities	39,745
Invesco V.I. High Yield	31,131
42

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Sub-Account	Purchases
Invesco V.I. International Growth	$38,969
Invesco V.I. Managed Volatility Fund Series I	46,385
Invesco V.I. Mid Cap Core Equity	85,417
Invesco V.I. Mid Cap Growth*	66,179
Invesco V.I. S&P 500 Index Fund	116,546
Invesco V.I. Technology	16,984
Invesco V.I. Value Opportunities	19,951
MFS® VIT Growth Series Initial Class	78,736
MFS® VIT Investors Trust Series Initial Class	11,051
MFS® VIT New Discovery Series Initial Class	4,603
MFS® VIT Research Series Initial Class	1,934
MFS® VIT Utilities Series Initial Class	7,744
Morgan Stanley VIF Core Plus Fixed Income Class I	13,646
Morgan Stanley VIF Emerging Markets Class I	4,431
Morgan Stanley VIF Global Strategist Portfolio Class I	75,599
Morgan Stanley VIF Growth Class I	596,115
Morgan Stanley VIF U.S. Real Estate Class I	28,167
Morgan Stanley VIS Global Infrastructure Portfolio Class X	13,360
Morgan Stanley VIS Income Plus Portfolio Class X	76,777
Putnam VT Equity Income Fund Class IB	19,366
Putnam VT Global Health Care Fund Class IB	4,089
Putnam VT Growth Opportunities Fund Class IB	3,850
Putnam VT International Equity Fund Class IB	3,081
Putnam VT Research Fund Class IB	9,202
* See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2020.

43

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights
    ALIC offers multiple variable life policies through this Account that have unique combinations of features and fees that are assessed to the policyholders. Differences in these fee structures result in various policy expense rates and accumulation unit values which in turn result in various expense and total return ratios.
    In the table below, the units, the range of lowest to highest accumulation unit values, the net assets, the investment income ratio, the expense ratios assessed by ALIC and the corresponding total return is presented for each policy option of the sub-accounts that had outstanding accumulation units during the period.
Items in the following table are notated as follows:
* Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests.
    Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.
** Expense Ratio - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
American Century VP Balanced
2020	4	$34.16	-	$34.16	$142	1.05%	0.90 - 0.90%	11.52	-	11.52%
2019	6	30.63	-	30.63	192	1.55	0.90 - 0.90	18.78	-	18.78
2018	7	25.79	-	25.79	169	1.39	0.90 - 0.90	(4.70)	-	(4.70)
2017	8	27.06	-	27.06	208	1.51	0.90 - 0.90	12.89	-	12.89
2016	10	23.97	-	23.97	228	1.51	0.90 - 0.90	6.04	-	6.04
American Century VP International
2020	8	30.57	-	30.57	248	0.52	0.90 - 0.90	24.75	-	24.75
2019	9	24.50	-	24.50	227	0.87	0.90 - 0.90	27.27	-	27.27
2018	10	19.25	-	19.25	185	1.26	0.90 - 0.90	(15.98)	-	(15.98)
2017	10	22.92	-	22.92	222	0.94	0.90 - 0.90	30.03	-	30.03
2016	12	17.62	-	17.62	216	1.05	0.90 - 0.90	(6.34)	-	(6.34)
44

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

BNY Mellon Stock Index Fund, Inc. Initial Shares
2020	60	$39.00	-	$39.00	$2,346	1.57%	0.90 - 0.90%	16.95	-	16.95%
2019	65	33.34	-	33.34	2,157	1.72	0.90 - 0.90	30.01	-	30.01
2018	68	25.65	-	25.65	1,735	1.65	0.90 - 0.90	(5.49)	-	(5.49)
2017	71	27.14	-	27.14	1,927	1.70	0.90 - 0.90	20.45	-	20.45
2016	78	22.53	-	22.53	1,750	1.93	0.90 - 0.90	10.71	-	10.71
	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares
2020	11	34.22	-	34.22	360	1.08	0.90 - 0.90	23.03	-	23.03
2019	11	27.82	-	27.82	302	1.44	0.90 - 0.90	33.15	-	33.15
2018	11	20.89	-	20.89	229	1.78	0.90 - 0.90	(5.26)	-	(5.26)
2017	12	22.05	-	22.05	271	1.09	0.90 - 0.90	14.30	-	14.30
2016	13	19.29	-	19.29	260	1.27	0.90 - 0.90	9.39	-	9.39
	BNY Mellon VIF Government Money Market Portfolio
2020	39	12.40	-	12.40	488	0.22	0.90 - 0.90	(0.69)	-	(0.69)
2019	43	12.48	-	12.48	537	1.65	0.90 - 0.90	0.75	-	0.75
2018	45	12.39	-	12.39	561	1.27	0.90 - 0.90	0.37	-	0.37
2017	53	12.34	-	12.34	654	0.34	0.90 - 0.90	(0.56)	-	(0.56)
2016	58	12.41	-	12.41	716	0.01	0.90 - 0.90	(0.88)	-	(0.88)
	BNY Mellon VIF Growth & Income Initial Shares
2020	6	42.37	-	42.37	265	0.72	0.90 - 0.90	23.52	-	23.52
2019	9	34.30	-	34.30	315	1.08	0.90 - 0.90	27.96	-	27.96
2018	9	26.81	-	26.81	249	0.79	0.90 - 0.90	(5.54)	-	(5.54)
2017	11	28.38	-	28.38	316	0.72	0.90 - 0.90	18.64	-	18.64
2016	12	23.92	-	23.92	293	1.18	0.90 - 0.90	9.05	-	9.05
	DWS Bond VIP Class A
2020	91	3.82	-	3.82	348	2.76	1.30 - 1.30	7.67	-	7.67
2019	94	3.55	-	3.55	333	3.04	1.30 - 1.30	9.19	-	9.19
2018	102	3.25	-	3.25	332	4.56	1.30 - 1.30	(3.92)	-	(3.92)
2017	107	3.38	-	3.38	361	2.46	1.30 - 1.30	4.47	-	4.47
2016	110	3.24	-	3.24	357	5.34	1.30 - 1.30	4.56	-	4.56
	DWS Capital Growth VIP Class A
2020	433	21.28	-	21.28	9,206	0.49	1.30 - 1.30	37.25	-	37.25
2019	429	15.51	-	15.51	6,659	0.45	1.30 - 1.30	35.37	-	35.37
2018	440	11.45	-	11.45	5,039	0.69	1.30 - 1.30	(2.88)	-	(2.88)
2017	381	11.79	-	11.79	4,493	0.74	1.30 - 1.30	24.67	-	24.67
2016	408	9.46	-	9.46	3,863	0.77	1.30 - 1.30	2.90	-	2.90
	DWS CROCI® International VIP Class A
2020	206	3.30	-	3.30	681	3.46	1.30 - 1.30	1.29	-	1.29
2019	211	3.26	-	3.26	689	2.97	1.30 - 1.30	20.30	-	20.30
2018	223	2.71	-	2.71	604	1.06	1.30 - 1.30	(15.51)	-	(15.51)
2017	242	3.21	-	3.21	776	7.16	1.30 - 1.30	20.39	-	20.39
2016	253	2.66	-	2.66	675	10.01	1.30 - 1.30	(0.56)	-	(0.56)

45

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	DWS Global Income Builder VIP Class A II
2020	105	$19.99	-	$19.99	$2,097	3.17%	1.30 - 1.30%	6.88	-	6.88%
2019	116	18.70	-	18.70	2,167	3.76	1.30 - 1.30	18.61	-	18.61
2018	128	15.77	-	15.77	2,015	3.81	1.30 - 1.30	(8.86)	-	(8.86)
2017	139	17.30	-	17.30	2,402	2.93	1.30 - 1.30	15.04	-	15.04
2016	139	15.04	-	15.04	2,089	4.05	1.30 - 1.30	5.44	-	5.44
	DWS Government Money Market VIP Class A II
2020	20	9.43	-	9.43	188	0.44	1.30 - 1.30	(1.06)	-	(1.06)
2019	19	9.53	-	9.53	182	2.01	1.30 - 1.30	0.46	-	0.46
2018	22	9.49	-	9.49	209	1.52	1.30 - 1.30	0.08	-	0.08
2017	16	9.48	-	9.48	150	0.41	1.30 - 1.30	(0.84)	-	(0.84)
2016	26	9.56	-	9.56	252	0.05	1.30 - 1.30	(1.24)	-	(1.24)
	Fidelity® VIP Asset Manager Growth Portfolio Initial Class
2020	3	29.34	-	29.34	99	0.85	0.90 - 0.90	16.22	-	16.22
2019	6	25.25	-	25.25	147	1.60	0.90 - 0.90	21.73	-	21.73
2018	6	20.74	-	20.74	121	1.46	0.90 - 0.90	(8.48)	-	(8.48)
2017	6	22.66	-	22.66	134	1.25	0.90 - 0.90	17.67	-	17.67
2016	7	19.26	-	19.26	126	1.39	0.90 - 0.90	1.55	-	1.55
	Fidelity® VIP ContrafundSM Portfolio Initial Class
2020	23	76.74	-	76.74	1,763	0.25	0.90 - 0.90	29.40	-	29.40
2019	30	59.30	-	59.30	1,756	0.45	0.90 - 0.90	30.40	-	30.40
2018	33	45.48	-	45.48	1,493	0.71	0.90 - 0.90	(7.22)	-	(7.22)
2017	34	49.02	-	49.02	1,672	1.00	0.90 - 0.90	20.79	-	20.79
2016	36	40.58	-	40.58	1,475	0.80	0.90 - 0.90	7.04	-	7.04
	Fidelity® VIP Equity-Income PortfolioSM Initial Class
2020	19	32.04	-	32.04	619	1.80	0.90 - 0.90	5.74	-	5.74
2019	25	30.30	-	30.30	761	2.00	0.90 - 0.90	26.30	-	26.30
2018	27	23.99	-	23.99	639	2.22	0.90 - 0.90	(9.12)	-	(9.12)
2017	28	26.40	-	26.40	745	1.67	0.90 - 0.90	11.89	-	11.89
2016	30	23.59	-	23.59	714	2.19	0.90 - 0.90	16.96	-	16.96
	Fidelity® VIP Growth Portfolio Initial Class
2020	15	68.43	-	68.43	1059	0.08	0.90 - 0.90	42.60	-	42.60
2019	20	47.99	-	47.99	945	0.26	0.90 - 0.90	33.11	-	33.11
2018	21	36.05	-	36.05	741	0.24	0.90 - 0.90	(1.07)	-	(1.07)
2017	23	36.44	-	36.44	855	0.22	0.90 - 0.90	33.93	-	33.93
2016	26	27.21	-	27.21	713	0.04	0.90 - 0.90	(0.10)	-	(0.10)
	Fidelity® VIP High Income Portfolio Initial Class
2020	12	21.97	-	21.97	267	4.83	0.90 - 0.90	1.83	-	1.83
2019	15	21.57	-	21.57	314	5.15	0.90 - 0.90	14.07	-	14.07
2018	15	18.91	-	18.91	290	5.44	0.90 - 0.90	(4.16)	-	(4.16)
2017	16	19.73	-	19.73	325	5.20	0.90 - 0.90	5.98	-	5.98
2016	18	18.62	-	18.62	340	5.44	0.90 - 0.90	13.58	-	13.58

46

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Franklin Templeton Developing Markets VIP Fund Class 2
2020	1	$35.08	-	$35.08	$38	4.26%	0.90 - 0.90%	16.13	-	16.13%
2019	1	30.21	-	30.21	32	0.99	0.90 - 0.90	25.56	-	25.56
2018	1	24.06	-	24.06	26	0.86	0.90 - 0.90	(16.55)	-	(16.55)
2017	1	28.83	-	28.83	29	0.87	0.90 - 0.90	39.15	-	39.15
2016	1	20.72	-	20.72	17	0.86	0.90 - 0.90	16.39	-	16.39
	Franklin Templeton Foreign VIP Fund Class 2
2020	9	15.00	-	15.00	134	3.47	0.90 - 0.90	(2.04)	-	(2.04)
2019	9	15.31	-	15.31	141	1.87	0.90 - 0.90	11.52	-	11.52
2018	11	13.73	-	13.73	156	2.68	0.90 - 0.90	(16.20)	-	(16.20)
2017	12	16.38	-	16.38	189	2.71	0.90 - 0.90	15.65	-	15.65
2016	13	14.17	-	14.17	182	1.95	0.90 - 0.90	6.22	-	6.22
	Franklin Templeton Growth VIP Fund Class 2
2020	1	20.74	-	20.74	26	2.84	0.90 - 0.90	4.85	-	4.85
2019	1	19.78	-	19.78	28	2.55	0.90 - 0.90	14.12	-	14.12
2018	2	17.33	-	17.33	30	1.98	0.90 - 0.90	(15.62)	-	(15.62)
2017	2	20.54	-	20.54	35	1.62	0.90 - 0.90	17.44	-	17.44
2016	2	17.49	-	17.49	30	1.95	0.90 - 0.90	8.64	-	8.64
	Franklin Templeton Mutual Shares VIP Fund Class 2
2020	14	27.36	-	27.36	371	2.56	0.90 - 0.90	(5.89)	-	(5.89)
2019	18	29.07	-	29.07	529	1.79	0.90 - 0.90	21.47	-	21.47
2018	25	23.93	-	23.93	596	2.34	0.90 - 0.90	(9.89)	-	(9.89)
2017	27	26.56	-	26.56	709	2.24	0.90 - 0.90	7.38	-	7.38
2016	28	24.73	-	24.73	681	1.94	0.90 - 0.90	15.02	-	15.02
	Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2
2020	12	30.08	-	30.08	364	—	0.90 - 0.90	53.70	-	53.70
2019	15	19.57	-	19.57	293	—	0.90 - 0.90	30.26	-	30.26
2018	17	15.02	-	15.02	263	—	0.90 - 0.90	(6.22)	-	(6.22)
2017	18	16.02	-	16.02	289	—	0.90 - 0.90	20.31	-	20.31
2016	21	13.32	-	13.32	284	—	0.90 - 0.90	3.24	-	3.24
	Goldman Sachs VIT International Equity Insights Fund
2020	1	13.27	-	13.27	9	1.64	0.90 - 0.90	5.85	-	5.85
2019	1	12.54	-	12.54	8	2.49	0.90 - 0.90	17.39	-	17.39
2018	< 1	10.68	-	10.68	7	1.93	0.90 - 0.90	(17.04)	-	(17.04)
2017	< 1	12.87	-	12.87	9	2.99	0.90 - 0.90	25.47	-	25.47
2016	< 1	10.26	-	10.26	2	2.05	0.90 - 0.90	(3.60)	-	(3.60)
	Goldman Sachs VIT Small Cap Equity Insights Fund
2020	3	35.71	-	35.71	106	0.23	0.90 - 0.90	7.61	-	7.61
2019	3	33.19	-	33.19	102	0.50	0.90 - 0.90	23.73	-	23.73
2018	3	26.82	-	26.82	83	0.47	0.90 - 0.90	(9.45)	-	(9.45)
2017	3	29.62	-	29.62	93	0.47	0.90 - 0.90	10.57	-	10.57
2016	4	26.79	-	26.79	113	1.14	0.90 - 0.90	22.10	-	22.10

47

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Goldman Sachs VIT U.S. Equity Insights Fund
2020	3	$27.29	-	$27.29	$76	0.89%	0.90 - 0.90%	16.49	-	16.49%
2019	3	23.43	-	23.43	66	1.30	0.90 - 0.90	24.09	-	24.09
2018	3	18.88	-	18.88	56	1.22	0.90 - 0.90	(7.04)	-	(7.04)
2017	3	20.31	-	20.31	67	1.42	0.90 - 0.90	22.96	-	22.96
2016	3	16.52	-	16.52	55	1.31	0.90 - 0.90	9.74	-	9.74
	Invesco Oppenheimer Capital Appreciation
2020	13	27.66	-	27.66	359	—	0.90 - 0.90	35.36	-	35.36
2019	14	20.43	-	20.43	279	0.06	0.90 - 0.90	34.98	-	34.98
2018	14	15.14	-	15.14	215	0.31	0.90 - 0.90	(6.58)	-	(6.58)
2017	17	16.20	-	16.20	271	0.23	0.90 - 0.90	25.70	-	25.70
2016	23	12.89	-	12.89	293	0.38	0.90 - 0.90	(3.08)	-	(3.08)
	Invesco Oppenheimer Discovery MidCap Growth (On April 30, 2020 Invesco V.I. Mid Cap Growth merged into Invesco Oppenheimer Discovery MidCap Growth)
2020	28	14.74	-	19.08	445	0.01	0.90 - 0.90	39.43	-	50.51
2019	6	13.69	-	13.69	88	—	0.90 - 0.90	38.11	-	38.11
2018	10	9.91	-	9.91	99	—	0.90 - 0.90	(6.93)	-	(6.93)
2017	11	10.65	-	10.65	113	0.03	0.90 - 0.90	27.64	-	27.64
2016	15	8.34	-	8.34	124	—	0.90 - 0.90	1.42	-	1.42
	Invesco Oppenheimer Global
2020	6	37.49	-	37.49	241	0.72	0.90 - 0.90	26.49	-	26.49
2019	8	29.63	-	29.63	234	0.89	0.90 - 0.90	30.61	-	30.61
2018	8	22.69	-	22.69	185	0.98	0.90 - 0.90	(13.96)	-	(13.96)
2017	9	26.37	-	26.37	229	0.80	0.90 - 0.90	35.44	-	35.44
2016	12	19.47	-	19.47	243	0.95	0.90 - 0.90	(0.81)	-	(0.81)
	Invesco Oppenheimer Global Strategic Income
2020	22	24.18	-	24.18	538	5.64	0.90 - 0.90	2.47	-	2.47
2019	25	23.60	-	23.60	580	3.77	0.90 - 0.90	9.81	-	9.81
2018	28	21.49	-	21.49	606	4.94	0.90 - 0.90	(5.26)	-	(5.26)
2017	29	22.68	-	22.68	655	2.26	0.90 - 0.90	5.32	-	5.32
2016	29	21.54	-	21.54	631	4.85	0.90 - 0.90	5.58	-	5.58
	Invesco Oppenheimer Main Street
2020	21	26.79	-	26.79	554	1.43	0.90 - 0.90	12.92	-	12.92
2019	24	23.73	-	23.73	560	1.02	0.90 - 0.90	30.90	-	30.90
2018	27	18.13	-	18.13	480	1.18	0.90 - 0.90	(8.72)	-	(8.72)
2017	29	19.86	-	19.86	572	1.19	0.90 - 0.90	15.86	-	15.86
2016	34	17.14	-	17.14	586	1.08	0.90 - 0.90	10.62	-	10.62
	Invesco V.I. American Franchise
2020	185	35.07	-	45.40	6,601	0.07	0.90 - 0.90	41.08	-	41.08
2019	200	24.86	-	32.18	5,063	—	0.90 - 0.90	35.53	-	35.53
2018	238	18.34	-	23.74	4,452	—	0.90 - 0.90	(4.49)	-	(4.49)
2017	251	19.21	-	24.86	4,910	0.08	0.90 - 0.90	26.20	-	26.20
2016	303	15.22	-	19.70	4,692	—	0.90 - 0.90	1.35	-	1.35

48

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Invesco V.I. American Value
2020	5	$29.99	-	$29.99	$162	0.88%	0.90 - 0.90%	0.22	-	0.22%
2019	6	29.93	-	29.93	178	0.71	0.90 - 0.90	23.91	-	23.91
2018	6	24.15	-	24.15	145	0.48	0.90 - 0.90	(13.44)	-	(13.44)
2017	7	27.90	-	27.90	182	0.78	0.90 - 0.90	8.98	-	8.98
2016	7	25.60	-	25.60	181	0.36	0.90 - 0.90	14.46	-	14.46
	Invesco V.I. Comstock
2020	7	20.68	-	20.68	145	2.24	0.90 - 0.90	(1.74)	-	(1.74)
2019	9	21.05	-	21.05	179	2.01	0.90 - 0.90	24.18	-	24.18
2018	9	16.95	-	16.95	145	1.74	0.90 - 0.90	(12.95)	-	(12.95)
2017	9	19.47	-	19.47	169	2.13	0.90 - 0.90	16.80	-	16.80
2016	9	16.67	-	16.67	149	1.51	0.90 - 0.90	16.25	-	16.25
	Invesco V.I. Core Equity
2020	120	29.40	-	33.91	3,952	1.32	0.90 - 0.90	12.83	-	12.83
2019	133	26.05	-	30.06	3,860	0.92	0.90 - 0.90	27.81	-	27.81
2018	153	20.38	-	23.52	3,488	0.90	0.90 - 0.90	(10.21)	-	(10.21)
2017	163	22.70	-	26.19	4,154	1.05	0.90 - 0.90	12.16	-	12.16
2016	182	20.24	-	23.35	4,134	0.71	0.90 - 0.90	9.28	-	9.28
	Invesco V.I. Core Plus Bond
2020	71	18.78	-	19.89	1,393	1.80	0.90 - 0.90	8.74	-	8.74
2019	81	17.27	-	18.29	1,457	2.87	0.90 - 0.90	10.07	-	10.07
2018	95	15.69	-	16.62	1,559	3.60	0.90 - 0.90	(3.25)	-	(3.25)
2017	102	16.22	-	17.17	1,741	3.58	0.90 - 0.90	5.39	-	5.39
2016	108	15.39	-	16.29	1,748	4.00	0.90 - 0.90	5.70	-	5.70
	Invesco V.I. Diversified Dividend
2020	56	29.19	-	29.19	1,622	3.07	0.90 - 0.90	(0.76)	-	(0.76)
2019	60	29.41	-	29.41	1,757	2.82	0.90 - 0.90	23.97	-	23.97
2018	69	23.72	-	23.72	1,648	2.40	0.90 - 0.90	(8.41)	-	(8.41)
2017	75	25.90	-	25.90	1,941	1.62	0.90 - 0.90	7.60	-	7.60
2016	87	24.07	-	24.07	2,088	1.24	0.90 - 0.90	13.79	-	13.79
	Invesco V.I. Equity and Income
2020	234	19.40	-	19.40	4,535	2.36	0.90 - 0.90	8.97	-	8.97
2019	271	17.80	-	17.80	4,832	2.52	0.90 - 0.90	19.29	-	19.29
2018	314	14.92	-	14.92	4,688	2.21	0.90 - 0.90	(10.32)	-	(10.32)
2017	325	16.64	-	16.64	5,410	1.64	0.90 - 0.90	10.04	-	10.04
2016	372	15.12	-	15.12	5,630	1.78	0.90 - 0.90	14.10	-	14.10
	Invesco V.I. Global Core Equity
2020	32	16.39	-	20.45	529	1.37	0.90 - 0.90	12.21	-	12.21
2019	33	14.60	-	18.23	482	1.41	0.90 - 0.90	24.08	-	24.08
2018	36	11.77	-	14.69	424	1.07	0.90 - 0.90	(16.08)	-	(16.08)
2017	36	14.03	-	17.51	505	1.03	0.90 - 0.90	21.80	-	21.80
2016	47	11.52	-	14.37	541	1.02	0.90 - 0.90	5.86	-	5.86
49

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Invesco V.I. Government Money Market Fund Series I (Morgan Stanley Money Market merged into Invesco V.I. Government Money Market on March 21, 2016)
2020	146	$10.02	-	$12.10	$1,624	0.30%	0.90 - 0.90%	(0.60)	-	(0.60)%
2019	157	10.08	-	12.18	1,769	1.88	0.90 - 0.90	0.98	-	0.98
2018	167	9.98	-	12.06	1,836	2.37	0.90 - 0.90	0.64	-	0.64
2017	167	9.92	-	11.98	1,883	0.55	0.90 - 0.90	(0.34)	-	(0.34)
2016	195	9.95	-	12.02	2,189	0.11	0.90 - 0.90	(0.80)	-	(0.51)
	Invesco V.I. Government Securities
2020	60	19.39	-	20.38	1,222	2.36	0.90 - 0.90	5.32	-	5.32
2019	67	18.41	-	19.35	1,286	2.38	0.90 - 0.90	5.12	-	5.12
2018	81	17.51	-	18.41	1,474	2.14	0.90 - 0.90	(0.35)	-	(0.35)
2017	89	17.58	-	18.47	1,640	1.98	0.90 - 0.90	1.05	-	1.05
2016	106	17.39	-	18.28	1,916	1.89	0.90 - 0.90	0.32	-	0.32
	Invesco V.I. High Yield
2020	32	12.64	-	21.00	544	5.90	0.90 - 0.90	2.39	-	2.39
2019	35	12.34	-	20.51	589	5.70	0.90 - 0.90	12.49	-	12.49
2018	45	10.97	-	18.23	677	5.04	0.90 - 0.90	(4.22)	-	(4.22)
2017	48	11.46	-	19.04	749	4.19	0.90 - 0.90	5.35	-	5.35
2016	57	10.88	-	18.07	877	4.04	0.90 - 0.90	10.22	-	10.22
	Invesco V.I. International Growth
2020	26	27.23	-	33.05	780	2.40	0.90 - 0.90	12.97	-	12.97
2019	28	24.10	-	29.25	738	1.56	0.90 - 0.90	27.42	-	27.42
2018	31	18.91	-	22.96	654	2.05	0.90 - 0.90	(15.74)	-	(15.74)
2017	33	22.45	-	27.25	824	1.50	0.90 - 0.90	21.90	-	21.90
2016	35	18.42	-	22.35	715	1.21	0.90 - 0.90	(1.34)	-	(1.34)
	Invesco V.I. Managed Volatility Fund Series I
2020	26	31.13	-	31.13	817	2.17	0.90 - 0.90	(2.38)	-	(2.38)
2019	26	31.89	-	31.89	834	1.38	0.90 - 0.90	17.52	-	17.52
2018	27	27.14	-	27.14	733	2.01	0.90 - 0.90	(11.80)	-	(11.80)
2017	27	30.77	-	30.77	841	1.30	0.90 - 0.90	9.57	-	9.57
2016	29	28.08	-	28.08	814	1.80	0.90 - 0.90	9.63	-	9.63
	Invesco V.I. Mid Cap Core Equity
2020	10	36.48	-	36.48	368	0.72	0.90 - 0.90	8.27	-	8.27
2019	11	33.69	-	33.69	360	0.50	0.90 - 0.90	24.15	-	24.15
2018	13	27.14	-	27.14	362	0.50	0.90 - 0.90	(12.15)	-	(12.15)
2017	14	30.89	-	30.89	435	0.52	0.90 - 0.90	13.89	-	13.89
2016	16	27.12	-	27.12	433	0.08	0.90 - 0.90	12.42	-	12.42
	Invesco V.I. Mid Cap Growth (On April 30, 2020 Invesco V.I. Mid Cap Growth merged into Invesco Oppenheimer Discovery MidCap Growth)
2020	—	20.77	-	20.77	—	—	0.90 - 0.90	(3.44)	-	(3.44)
2019	11	21.51	-	21.51	237	—	0.90 - 0.90	33.14	-	33.14
2018	11	16.16	-	16.16	180	—	0.90 - 0.90	(6.43)	-	(6.43)
2017	12	17.27	-	17.27	207	—	0.90 - 0.90	21.40	-	21.40
2016	16	14.22	-	14.22	232	—	0.90 - 0.90	(0.14)	-	(0.14)

50

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Invesco V.I. S&P 500 Index Fund
2020	48	$32.11	-	$32.11	$1,550	1.68%	0.90 - 0.90%	16.93	-	16.93%
2019	51	27.46	-	27.46	1,407	1.40	0.90 - 0.90	29.73	-	29.73
2018	56	21.17	-	21.17	1,195	1.54	0.90 - 0.90	(5.66)	-	(5.66)
2017	54	22.44	-	22.44	1,220	1.65	0.90 - 0.90	20.17	-	20.17
2016	57	18.67	-	18.67	1,055	1.60	0.90 - 0.90	10.46	-	10.46
	Invesco V.I. Technology
2020	4	51.62	-	51.62	225	—	0.90 - 0.90	44.81	-	44.81
2019	5	35.65	-	35.65	174	—	0.90 - 0.90	34.66	-	34.66
2018	5	26.47	-	26.47	130	—	0.90 - 0.90	(1.35)	-	(1.35)
2017	6	26.83	-	26.83	148	—	0.90 - 0.90	33.93	-	33.93
2016	7	20.04	-	20.04	137	—	0.90 - 0.90	(1.64)	-	(1.64)
	Invesco V.I. Value Opportunities
2020	20	22.95	-	22.95	467	0.39	0.90 - 0.90	4.51	-	4.51
2019	25	21.96	-	21.96	550	0.23	0.90 - 0.90	29.45	-	29.45
2018	33	16.96	-	16.96	559	0.32	0.90 - 0.90	(19.91)	-	(19.91)
2017	35	21.18	-	21.18	742	0.37	0.90 - 0.90	16.39	-	16.39
2016	40	18.20	-	18.20	729	0.37	0.90 - 0.90	17.28	-	17.28
	MFS® VIT Growth Series Initial Class
2020	20	70.07	-	70.07	1,382	—	0.90 - 0.90	30.68	-	30.68
2019	23	53.62	-	53.62	1,225	—	0.90 - 0.90	36.91	-	36.91
2018	26	39.17	-	39.17	1,020	0.09	0.90 - 0.90	1.74	-	1.74
2017	28	38.49	-	38.49	1,083	0.11	0.90 - 0.90	30.23	-	30.23
2016	32	29.56	-	29.56	947	0.04	0.90 - 0.90	1.53	-	1.53
	MFS® VIT Investors Trust Series Initial Class
2020	8	29.45	-	29.45	226	0.66	0.90 - 0.90	12.85	-	12.85
2019	8	26.10	-	26.10	215	0.69	0.90 - 0.90	30.40	-	30.40
2018	8	20.01	-	20.01	165	0.64	0.90 - 0.90	(6.34)	-	(6.34)
2017	8	21.37	-	21.37	174	0.73	0.90 - 0.90	22.24	-	22.24
2016	8	17.48	-	17.48	142	0.76	0.90 - 0.90	7.62	-	7.62
	MFS® VIT New Discovery Series Initial Class
2020	1	45.19	-	45.19	65	—	0.90 - 0.90	44.58	-	44.58
2019	1	31.26	-	31.26	45	—	0.90 - 0.90	40.43	-	40.43
2018	2	22.26	-	22.26	40	—	0.90 - 0.90	(2.36)	-	(2.36)
2017	2	22.80	-	22.80	48	—	0.90 - 0.90	25.52	-	25.52
2016	2	18.16	-	18.16	39	—	0.90 - 0.90	8.08	-	8.08
	MFS® VIT Research Series Initial Class
2020	2	26.67	-	26.67	47	0.73	0.90 - 0.90	15.55	-	15.55
2019	2	23.08	-	23.08	41	0.79	0.90 - 0.90	31.76	-	31.76
2018	2	17.52	-	17.52	31	0.70	0.90 - 0.90	(5.23)	-	(5.23)
2017	2	18.48	-	18.48	34	1.07	0.90 - 0.90	22.27	-	22.27
2016	3	15.12	-	15.12	46	0.78	0.90 - 0.90	7.76	-	7.76

51

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	MFS® VIT Utilities Series Initial Class
2020	3	$56.56	-	$56.56	$167	2.14%	0.90 - 0.90%	4.95	-	4.95%
2019	4	53.89	-	53.89	208	4.04	0.90 - 0.90	23.95	-	23.95
2018	4	43.48	-	43.48	169	1.10	0.90 - 0.90	0.15	-	0.15
2017	4	43.41	-	43.41	184	4.46	0.90 - 0.90	13.81	-	13.81
2016	4	38.15	-	38.15	163	4.00	0.90 - 0.90	10.48	-	10.48
	Morgan Stanley VIF Core Plus Fixed Income Class I
2020	13	22.32	-	22.32	294	2.92	0.90 - 0.90	6.83	-	6.83
2019	15	20.89	-	20.89	317	3.70	0.90 - 0.90	9.89	-	9.89
2018	21	19.01	-	19.01	404	2.55	0.90 - 0.90	(1.55)	-	(1.55)
2017	22	19.31	-	19.31	423	3.22	0.90 - 0.90	5.29	-	5.29
2016	23	18.34	-	18.34	419	1.96	0.90 - 0.90	5.16	-	5.16
	Morgan Stanley VIF Emerging Markets Class I
2020	3	37.30	-	37.30	115	1.44	0.90 - 0.90	13.41	-	13.41
2019	4	32.89	-	32.89	122	1.06	0.90 - 0.90	18.52	-	18.52
2018	4	27.75	-	27.75	107	0.47	0.90 - 0.90	(18.21)	-	(18.21)
2017	5	33.93	-	33.93	162	0.77	0.90 - 0.90	33.86	-	33.86
2016	5	25.35	-	25.35	122	0.48	0.90 - 0.90	5.79	-	5.79
	Morgan Stanley VIF Global Strategist Portfolio Class I
2020	45	19.58	-	19.58	882	1.49	0.90 - 0.90	9.92	-	9.92
2019	48	17.81	-	17.81	860	1.84	0.90 - 0.90	16.72	-	16.72
2018	52	15.26	-	15.26	791	1.14	0.90 - 0.90	(7.35)	-	(7.35)
2017	56	16.47	-	16.47	928	1.16	0.90 - 0.90	15.07	-	15.07
2016	62	14.32	-	14.32	888	—	0.90 - 0.90	4.63	-	4.63
	Morgan Stanley VIF Growth Class I (On April 29, 2019 Morgan Stanley VIS Multi Cap Growth Portfolio Class X merged into Morgan Stanley VIF Growth Class I)
2020	80	70.12	-	97.89	7,791	—	0.90 - 0.90	115.37	-	115.37
2019	86	32.56	-	45.45	3,858	—	0.90 - 0.90	30.63	-	30.63
2018	19	24.92	-	34.80	609	—	0.90 - 0.90	6.57	-	6.57
2017	25	23.39	-	32.65	752	—	0.90 - 0.90	41.87	-	41.87
2016	25	16.49	-	23.02	536	—	0.90 - 0.90	(2.52)	-	(2.51)
	Morgan Stanley VIF U.S. Real Estate Class I
2020	4	33.51	-	46.39	167	2.83	0.90 - 0.90	(17.60)	-	(17.60)
2019	5	40.67	-	56.29	218	1.88	0.90 - 0.90	17.87	-	17.87
2018	4	34.50	-	47.76	179	2.69	0.90 - 0.90	(8.55)	-	(8.55)
2017	5	37.73	-	52.22	210	1.45	0.90 - 0.90	2.19	-	2.19
2016	5	36.92	-	51.10	210	1.34	0.90 - 0.90	5.86	-	5.86
	Morgan Stanley VIS Global Infrastructure Portfolio Class X
2020	12	36.78	-	36.78	426	1.68	0.90 - 0.90	(2.04)	-	(2.04)
2019	12	37.54	-	37.54	453	2.73	0.90 - 0.90	27.15	-	27.15
2018	12	29.52	-	29.52	359	2.83	0.90 - 0.90	(8.68)	-	(8.68)
2017	15	32.33	-	32.33	477	2.36	0.90 - 0.90	11.95	-	11.95
2016	18	28.88	-	28.88	521	2.39	0.90 - 0.90	14.24	-	14.24

52

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Morgan Stanley VIS Income Plus Portfolio Class X
2020	43	$32.02	-	$32.02	$1,361	3.36%	0.90 - 0.90%	9.64	-	9.64%
2019	45	29.21	-	29.21	1,312	3.64	0.90 - 0.90	14.92	-	14.92
2018	51	25.41	-	25.41	1,291	3.38	0.90 - 0.90	(4.88)	-	(4.88)
2017	51	26.72	-	26.72	1,363	3.80	0.90 - 0.90	5.69	-	5.69
2016	60	25.28	-	25.28	1,506	3.88	0.90 - 0.90	6.13	-	6.13
	Putnam VT Equity Income Fund Class IB
2020	5	41.51	-	41.51	202	1.69	0.90 - 0.90	4.85	-	4.85
2019	5	39.59	-	39.59	194	2.12	0.90 - 0.90	29.24	-	29.24
2018	6	30.63	-	30.63	190	0.69	0.90 - 0.90	(9.31)	-	(9.31)
2017	6	33.78	-	33.78	213	0.95	0.90 - 0.90	17.71	-	17.71
2016	3	28.70	-	28.70	79	1.79	0.90 - 0.90	12.63	-	12.63
	Putnam VT Global Health Care Fund Class IB
2020	1	40.15	-	40.15	46	0.50	0.90 - 0.90	15.24	-	15.24
2019	1	34.85	-	34.85	42	—	0.90 - 0.90	29.12	-	29.12
2018	2	26.99	-	26.99	54	0.96	0.90 - 0.90	(1.49)	-	(1.49)
2017	2	27.39	-	27.39	55	0.50	0.90 - 0.90	14.27	-	14.27
2016	2	23.97	-	23.97	43	—	0.90 - 0.90	(12.14)	-	(12.14)
	Putnam VT Growth Opportunities Fund Class IB
2020	1	50.01	-	50.01	73	0.04	0.90 - 0.90	37.47	-	37.47
2019	2	36.38	-	36.38	64	0.13	0.90 - 0.90	35.52	-	35.52
2018	2	26.84	-	26.84	50	—	0.90 - 0.90	1.46	-	1.46
2017	2	26.46	-	26.46	52	0.10	0.90 - 0.90	29.73	-	29.73
2016	2	20.39	-	20.39	43	0.48	0.90 - 0.90	5.56	-	5.56
	Putnam VT International Equity Fund Class IB
2020	3	20.89	-	20.89	58	1.53	0.90 - 0.90	11.09	-	11.09
2019	3	18.80	-	18.80	57	1.34	0.90 - 0.90	24.03	-	24.03
2018	3	15.16	-	15.16	46	1.35	0.90 - 0.90	(19.84)	-	(19.84)
2017	3	18.91	-	18.91	54	2.23	0.90 - 0.90	25.45	-	25.45
2016	3	15.08	-	15.08	43	3.23	0.90 - 0.90	(3.32)	-	(3.32)
	Putnam VT Research Fund Class IB
2020	1	37.82	-	37.82	56	0.67	0.90 - 0.90	18.84	-	18.84
2019	2	31.83	-	31.83	68	1.13	0.90 - 0.90	32.04	-	32.04
2018	2	24.10	-	24.10	52	—	0.90 - 0.90	(5.57)	-	(5.57)
2017	2	25.52	-	25.52	57	0.64	0.90 - 0.90	22.24	-	22.24
2016	2	20.88	-	20.88	48	1.45	0.90 - 0.90	9.10	-	9.10

53

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholder of
Allstate Life Insurance Company
Northbrook, Illinois 60062
Opinion on the Financial Statements
We have audited the accompanying Consolidated Statements of Financial Position of Allstate Life Insurance Company and subsidiaries (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2020 and 2019, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2020, and the related notes (collectively referred to as the "financial statements").
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.
Reserve for Life-Contingent Contract Benefits and Premium Deficiency Reserve for Life-Contingent Immediate Annuities – Refer to Notes 2 and 8 to the Financial Statements
Critical Audit Matter Description
As of December 31, 2020, the reserve for life-contingent contract benefits for Life-Contingent Immediate Annuities was $8.9 billion. Due to the long-term nature of life-contingent immediate annuities, benefits are payable over many years. The Company establishes reserves as the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Long-term actuarial assumptions, such as future investment yields and mortality, are used when establishing the reserve. These assumptions are established at the time the contract is issued and are generally not changed during the life of the contract. The Company periodically performs a gross premium valuation (“GPV”) analysis to review the adequacy of reserves using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized deferred acquisition costs (“DAC”) balance would be expensed to the extent not recoverable, and the establishment of a premium deficiency reserve may be required for any remaining deficiency. During the year ended December 31, 2020, annuitants living longer than originally anticipated and lower long-term investment yield assumptions resulted in a premium deficiency. The deficiency was recognized as an increase in the reserve for life-contingent contract benefits and life contract benefits of $226 million. The original assumptions used to establish reserves were updated to reflect current assumptions and the primary changes included mortality expectations and long-term investment yields.
The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years through a profits followed by losses (“PFBL”) analysis. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. The Company’s analyses did not indicate periods of profits followed by periods of losses; therefore, the Company has not established a PFBL reserve as of December 31, 2020.
Given the subjectivity involved in selecting the current assumptions for projected investment yields and mortality, the sensitivity of the estimate to these assumptions, and the establishment of a premium deficiency reserve, the related audit effort to evaluate the reserve for life-contingent contract benefits, the GPV, the resulting premium deficiency reserve, and the PFBL analysis for life-contingent immediate annuities required a high degree of auditor judgment and an increased extent of effort, including involvement of our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our principal audit procedures related to the reserve for life-contingent contract benefits and the premium deficiency reserve, including the GPV and PFBL analysis for life-contingent immediate annuities, included the following:
•We tested the effectiveness of controls over management’s reserve for life-contingent contract benefits, premium deficiency reserve, GPV, and PFBL analysis, including those over the Company’s selection of assumptions.
•With the assistance of our actuarial specialists, we evaluated the reasonableness of assumptions and their incorporation into the projection model used by the Company to perform its analysis by:
–Testing the underlying data that served as the basis for the assumptions setting and the underlying data used in the projection model to ensure the inputs were complete and accurate
–Comparing mortality assumptions selected to actual historical experience
–Comparing projected investment yields selected to historical portfolio returns, evaluating for consistency with current investment portfolio yields and the Company’s long-term reinvestment strategy, and comparing to independently obtained market data
•With the assistance of our actuarial specialists, we independently calculated the GPV reserves from the Company’s projection model for a sample of contracts and compared our estimates to management’s estimates.
•With the assistance of our actuarial specialists, we evaluated the reasonableness of the total gross premium valuation reserve at the date the premium deficiency was determined by the Company and at year-end based on known changes to long-term investment yield assumptions and current market data.
•We agreed the recorded premium deficiency reserve amount to the Company’s GPV analysis.
•With the assistance of our actuarial specialists, we evaluated the aggregate cash flows generated through the Company’s premium deficiency reserve testing for evidence of potential PFBL scenarios that would require the accrual of additional reserves to cover such future losses.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 26, 2021 (March 30, 2021, as to the subsequent events described in Note 1)

We have served as the Company’s auditor since 2001.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ in millions)	Year Ended December 31,
	2020	2019	2018
Revenues
Premiums (net of reinsurance ceded of $94, $139 and $138)	$618	$677	$704
Contract charges (net of reinsurance ceded of $177, $180 and $188)	675	682	695
Other revenue	34	42	38
Net investment income	1,242	1,411	1,585
Realized capital gains and losses	266	341	(175)
Total revenues	2,835	3,153	2,847

Costs and expenses
Contract benefits (net of reinsurance ceded of $176, $187 and $249)	1,729	1,481	1,446
Interest credited to contractholder funds (net of reinsurance ceded of $44, $40 and $44)	579	585	601
Amortization of deferred policy acquisition costs	147	180	146
Operating costs and expenses	229	249	271
Restructuring and related charges	5	1	2
Interest expense	7	5	5
Total costs and expenses	2,696	2,501	2,471

Gain on disposition of operations	4	6	6

Income from operations before income tax expense	143	658	382

Income tax expense	7	128	17

Net income	136	530	365

Other comprehensive income (loss), after-tax
Change in unrealized net capital gains and losses	282	679	(354)
Change in unrealized foreign currency translation adjustments	10	(17)	—
Other comprehensive income (loss), after-tax	292	662	(354)

Comprehensive income	$428	$1,192	$11

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions, except par value data)	December 31,
	2020	2019
Assets
Investments
Fixed income securities, at fair value (amortized cost, net $21,522 and $20,217)	$23,907	$21,725
Mortgage loans, net	3,359	3,988
Equity securities, at fair value (cost $1,107 and $1,123)	1,536	1,469
Limited partnership interests	3,065	3,250
Short-term, at fair value (amortized cost $974 and $1,191)	974	1,191
Policy loans	582	557
Other, net	1,375	1,427
Total investments	34,798	33,607
Cash	36	43
Deferred policy acquisition costs	973	947
Reinsurance recoverable from non-affiliates	1,989	2,082
Reinsurance recoverable from affiliates	—	408
Accrued investment income	231	239
Other assets, net	714	794
Separate Accounts	3,294	3,009
Total assets	$42,035	$41,129
Liabilities
Contractholder funds	$16,481	$16,711
Reserve for life-contingent contract benefits	11,800	11,272
Unearned premiums	3	4
Payable to affiliates, net	33	35
Other liabilities and accrued expenses	1,007	1,181
Deferred income taxes	956	894
Notes due to related parties	214	214
Separate Accounts	3,294	3,009
Total liabilities	33,788	33,320
Commitments and Contingent Liabilities (Notes 7 and 11)
Shareholder’s Equity
Redeemable preferred stock - series A, $100 par value, 1,500,000 shares authorized, none issued	—	—
Redeemable preferred stock - series B, $100 par value, 1,500,000 shares authorized, none issued	—	—
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	2,083	2,024
Retained income	4,952	4,865
Accumulated other comprehensive income:
Unrealized net capital gains and losses on fixed income securities with credit losses	—	41
Other unrealized net capital gains and losses	1,882	1,149
Unrealized adjustment to DAC, DSI and insurance reserves	(678)	(268)
Total unrealized net capital gains and losses	1,204	922
Unrealized foreign currency translation adjustments	3	(7)
Total accumulated other comprehensive income (“AOCI”)	1,207	915
Total shareholder’s equity	8,247	7,809
Total liabilities and shareholder’s equity	$42,035	$41,129

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARES
CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

($ in millions)	Year Ended December 31,
	2020	2019	2018

Common stock	$5	$5	$5

Additional capital paid-in
Balance, beginning of year	2,024	2,024	2,024
Gain on reinsurance with an affiliate	59	—	—
Balance, end of year	2,083	2,024	2,024

Retained income
Balance, beginning of year	4,865	4,410	3,981
Net income	136	530	365
Dividends	—	(75)	(250)
Cumulative effect of change in accounting principle	(49)	—	314
Balance, end of year	4,952	4,865	4,410

Accumulated other comprehensive income
Balance, beginning of year	915	253	845
Change in unrealized net capital gains and losses	282	679	(354)
Change in unrealized foreign currency translation adjustments	10	(17)	—
Cumulative effect of change in accounting principle	—	—	(238)
Balance, end of year	1,207	915	253

Total shareholder’s equity	$8,247	$7,809	$6,692

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARES
CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)	Year Ended December 31,
	2020	2019	2018
Cash flows from operating activities
Net income	$136	$530	$365
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	(51)	(60)	(58)
Realized capital gains and losses	(266)	(341)	175
Gain on disposition of operations	(4)	(6)	(6)
Interest credited to contractholder funds	579	585	601
Changes in:
Policy benefits and other insurance reserves	(430)	(610)	(612)
Deferred policy acquisition costs	96	125	67
Reinsurance recoverables, net	90	66	51
Income taxes	(86)	8	(64)
Other operating assets and liabilities	245	69	136
Net cash provided by operating activities	309	366	655
Cash flows from investing activities
Proceeds from sales
Fixed income securities	3,370	3,800	4,858
Equity securities	1,591	984	1,257
Limited partnership interests	336	354	367
Mortgage loans	212	—	—
Other investments	58	61	39
Investment collections
Fixed income securities	1,333	1,355	1,448
Mortgage loans	550	537	434
Other investments	50	76	168
Investment purchases
Fixed income securities	(5,335)	(4,406)	(5,444)
Equity securities	(1,431)	(844)	(1,086)
Limited partnership interests	(375)	(398)	(551)
Mortgage loans	(112)	(532)	(552)
Other investments	(45)	(103)	(270)
Change in short-term investments, net	25	(343)	(3)
Change in policy loans and other investments, net	54	(63)	(69)
Net cash provided by investing activities	281	478	596
Cash flows from financing activities
Contractholder fund deposits	753	747	771
Contractholder fund withdrawals	(1,373)	(1,599)	(1,893)
Proceeds from issuance of notes to related parties	—	215	—
Repayment of notes to related parties	—	(141)	—
Dividends paid	—	(75)	(250)
Other	23	—	28
Net cash used in financing activities	(597)	(853)	(1,344)
Net decrease in cash	(7)	(9)	(93)
Cash at beginning of year	43	52	145
Cash at end of year	$36	$43	$52

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. General
Basis of presentation
The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company (“ALIC”) and its wholly owned subsidiaries (collectively referred to as the “Company”). ALIC is wholly owned by Allstate Insurance Company (“AIC”), which is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). All significant intercompany accounts and transactions have been eliminated.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
The Company operates as a single segment entity based on the manner in which the Company uses financial information to evaluate business performance and to determine the allocation of resources.
Nature of operations
The Company offers traditional, interest-sensitive and variable life insurance in New York and term conversion interest-sensitive life insurance countrywide. The Company previously sold traditional life insurance countrywide through June 2019 and variable life insurance nationwide through September 2017. The Company distributes its products through Allstate exclusive agents and exclusive financial specialists. The Company also offers voluntary accident and health insurance through workplace enrolling independent agents and benefits brokers in New York. The Company previously offered and continues to have in force fixed annuities such as deferred and immediate annuities. The Company also previously offered variable annuities and substantially all of this business is reinsured.
The following table summarizes premiums and contract charges by product.

($ in millions)	2020	2019	2018
Premiums
Traditional life insurance	$531	$557	$582
Accident and health insurance	87	120	122
Total premiums	618	677	704

Contract charges
Interest-sensitive life insurance	665	669	680
Fixed annuities	10	13	15
Total contract charges	675	682	695
Total premiums and contract charges	$1,293	$1,359	$1,399
The Company, through several subsidiaries, operates in the U.S. (all 50 states and the District of Columbia). For 2020, the top geographic locations for direct statutory premiums and annuity considerations were New York, California, Texas, Florida and Illinois. No other jurisdiction accounted for more than 5% of direct statutory premiums and annuity considerations.
Subsequent event
On January 26, 2021, AIC entered into an agreement to sell ALIC to Antelope US Holdings Company, an affiliate of an investment fund associated with The Blackstone Group Inc. On March 29, 2021, AIC and ALIC entered into an agreement to sell Allstate Life Insurance Company of New York (“ALNY”) to Wilton Reassurance Company. The sales transactions are expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.

2. Summary of Significant Accounting Policies
Investments
Fixed income securities include bonds, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). MBS includes residential and commercial mortgage-backed securities. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available-for-sale (“AFS”) and are carried at fair value. The difference between amortized cost, net of credit loss allowances (“amortized cost, net”) and fair value, net of deferred income taxes and related deferred policy acquisition costs (“DAC”), deferred sales inducement costs (“DSI”) and reserves for life-contingent contract benefits, is reflected as a component of AOCI. The Company excludes accrued interest receivable from the amortized cost basis of its AFS fixed income securities. Cash received from calls and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Consolidated Statements of Cash Flows.
Mortgage loans and loans reported in other investments (bank loans and agent loans) are carried at amortized cost, net, which represent the amount expected to be collected. The Company excludes accrued interest receivable from the amortized cost basis of its mortgage, bank and agent loans. Credit loss allowances are estimates of expected credit losses, established for loans upon origination or purchase, and are established considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the loans. Loans are evaluated on a pooled basis when they share similar risk characteristics; otherwise, they are evaluated individually.
Equity securities primarily include common stocks, exchange traded and mutual funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded and mutual funds have fixed income securities as their underlying investments. Equity securities are carried at fair value. Equity securities without readily determinable or estimable fair values are measured using the measurement alternative, which is cost less impairment, if any, and adjustments resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer.
Investments in limited partnership interests are primarily accounted for in accordance with the equity method of accounting (“EMA”) and include interests in private equity funds, real estate funds and other funds. Investments in limited partnership interests purchased prior to January 1, 2018, where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for at fair value primarily utilizing the net asset value (“NAV”) as a practical expedient to determine fair value.
Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments primarily consist of bank loans, real estate, agent loans and derivatives. Bank loans are primarily senior secured corporate loans. Real estate is carried at cost less accumulated depreciation. Agent loans are loans issued to exclusive Allstate agents. Derivatives are carried at fair value.
Investment income primarily consists of interest, dividends, income from limited partnership interests, rental income from real estate, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for ABS and MBS is determined considering estimated pay-downs, including prepayments, obtained from third-party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For ABS and MBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is generally recalculated on a prospective basis. Net investment income for AFS fixed income securities includes the impact of accreting the credit loss allowance for the time value of money. Accrual of income is suspended for fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans, bank loans and agent loans that are in default or when full and timely collection of principal and interest payments is not probable. Accrued income receivable is monitored for recoverability and when not expected to be collected is written off through net investment income. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of amortized cost. Income from limited partnership interests carried at fair value is recognized based upon the changes in fair value of the investee’s equity primarily determined using NAV. Income from EMA limited partnership interests is recognized based on the Company’s share of the partnerships’ earnings. Income from EMA limited partnership interests is generally recognized on a three month delay due to the availability of the related financial statements from investees.
Realized capital gains and losses include gains and losses on investment sales, changes in the credit loss allowances related to fixed income securities, mortgage loans, bank loans and agent loans, impairments, valuation changes of equity investments, including equity securities and certain limited partnerships where the underlying assets are predominately public equity securities, and periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness. Realized capital gains and losses on investment sales are determined on a specific identification basis and are net of credit losses already recognized through an allowance.
Derivative and embedded derivative financial instruments
Derivative financial instruments include interest rate swaps, credit default swaps, futures (interest rate and equity), options (including swaptions), interest rate caps, warrants, foreign currency swaps, foreign currency forwards, total return swaps and certain investment risk transfer reinsurance agreements. Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in equity-indexed life and annuity contracts and reinsured variable annuity contracts.

All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Consolidated Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Consolidated Statements of Cash Flows.
When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item’s fair value attributable to the hedged risk. For a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk.
Fair value hedges The change in fair value of hedging instruments used in fair value hedges of investment assets or a portion thereof is reported in net investment income, together with the change in fair value of the hedged items. The change in fair value of hedging instruments used in fair value hedges of contractholder funds liabilities or a portion thereof is reported in interest credited to contractholder funds, together with the change in fair value of the hedged items. Accrued periodic settlements on swaps are reported together with the changes in fair value of the related swaps in net investment income or interest credited to contractholder funds. The amortized cost, net for fixed income securities, the carrying value for mortgage loans or the carrying value of a designated hedged liability is adjusted for the change in fair value of the hedged risk.
Cash flow hedges For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives are reported in AOCI. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in AOCI for a hedged transaction is the cumulative gain or loss on the derivative instrument from inception of the hedge less gains or losses previously reclassified from AOCI into income. If the Company expects at any time that the loss reported in AOCI would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in AOCI is reclassified and reported together with the impairment loss or recognition of the obligation.
Termination of hedge accounting If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset has a credit loss), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances. If the derivative instrument is not terminated when a fair value hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a fair value hedge is no longer effective, is redesignated as non-hedge or when the derivative has been terminated, the fair value gain or loss on the hedged asset, liability or portion thereof previously recognized in income while the hedge was in place and used to adjust the amortized cost, net of hedged fixed income securities or mortgage loans or carrying value of a hedged liability, is amortized over the remaining life of the hedged asset, liability or portion thereof, and reflected in net investment income or interest credited to contractholder funds beginning in the period that hedge accounting is no longer applied.
When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from AOCI to income as the hedged risk impacts income. If the derivative instrument is not terminated when a cash flow hedge is no longer effective, future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because it is probable the forecasted transaction will not occur, the gain or loss recognized on the derivative is immediately reclassified from AOCI to realized capital gains and losses in the period that hedge accounting is no longer applied.
Non-hedge derivative financial instruments For derivatives for which hedge accounting is not applied, the income statement effects, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed.
Securities loaned
The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions can be reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.
The Company receives cash collateral for securities loaned in an amount generally equal to 102% and 105% of the fair value of domestic and foreign securities, respectively, and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.
Recognition of premium revenues and contract charges, and related benefits and interest credited
Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period and therefore are primarily classified as long-duration contracts. Premiums from these products are recognized as revenue when due from policyholders, net of any credit loss allowance for uncollectible premiums. Benefits are reflected in contract benefits and recognized over the life of the policy in relation to premiums.
Immediate annuities with life contingencies, including certain structured settlement annuities, provide benefits over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits are recognized in relation to premiums with the establishment of a reserve. The change in reserve over time is recorded in contract benefits and primarily relates to accumulation at the discount rate and annuitant mortality. Profits from these policies come primarily from investment income, which is recognized over the life of the contract.
Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.
Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.
Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on a specified interest rate index or an equity index, such as the Standard & Poor’s 500 Index (“S&P 500”). Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.
Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. Substantially all of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.
Other revenue
Other revenue represents gross dealer concessions received in connection with sales of non-proprietary products by Allstate exclusive agents and exclusive financial specialists. Other revenue is recognized when performance obligations are fulfilled.
Deferred policy acquisition and sales inducement costs

Costs that are related directly to the successful acquisition of new or renewal life insurance policies and investment contracts are deferred and recorded as DAC. These costs are principally agent and broker remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on fixed annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds.
For traditional life and voluntary accident and health insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The Company periodically reviews the recoverability of DAC using actual experience and current assumptions. Traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required for any remaining deficiency.
For interest-sensitive life insurance and fixed annuities, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The rate of DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the consolidated financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.
AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.
The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life and fixed annuity contracts using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in AOCI. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in AOCI recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.
Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
The costs assigned to the right to receive future cash flows from certain business purchased from other insurers are also classified as DAC in the Consolidated Statements of Financial Position. The costs capitalized represent the present value of future profits expected to be earned over the lives of the contracts acquired. These costs are amortized as profits emerge over the lives of the acquired business and are periodically evaluated for recoverability. The present value of future profits was $3 million as of both December 31, 2020 and 2019. Amortization expense of the present value of future profits was $508 thousand, $357 thousand and $249 thousand in 2020, 2019 and 2018, respectively.
Reinsurance
In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance reserves and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance reserves are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company evaluates reinsurer counterparty credit risk and records reinsurance recoverables net of credit loss allowances. The Company assesses counterparty credit risk for individual reinsurers separately when more relevant or on a pooled basis when shared risk characteristics exist. The evaluation considers the credit quality of the reinsurer and the period over which the recoverable balances are expected to be collected. The Company considers factors including past events, current conditions and reasonable and supportable forecasts in the development of the estimate of credit loss allowances.
The Company uses a probability of default and loss given default model developed independently of the Company to estimate current expected credit losses. The model utilizes factors including historical industry factors based on the probability of liquidation, and incorporates current loss given default factors reflective of the industry.
The Company monitors the credit ratings of reinsurer counterparties and evaluates the circumstances surrounding credit rating changes as inputs into its credit loss assessments. Uncollectible reinsurance recoverable balances are written off against the allowances when there is no reasonable expectation of recovery. The changes in the allowance are reported in contract benefits.
Income taxes
Income taxes are accounted for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are insurance reserves, investments (including unrealized capital gains and losses) and DAC. A deferred tax asset valuation allowance is established when it is more likely than not such assets will not be realized. The Company recognizes interest expense related to income tax matters in income tax expense and penalties in operating costs and expenses.
Reserve for life-contingent contract benefits
The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. The assumptions are established at the time the policy is issued and are generally not changed during the life of the policy. The Company periodically reviews the adequacy of reserves using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required for any remaining deficiency. Traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually. The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in AOCI.
Contractholder funds
Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.
Separate accounts
Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate accounts contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in consolidated cash flows.
Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Substantially all of the Company’s variable annuity business was reinsured beginning in 2006.
Measurement of credit losses
The Company carries an allowance for expected credit losses for all financial assets measured at amortized cost on the Consolidated Statements of Financial Position. The Company considers past events, current conditions and reasonable and supportable forecasts in estimating an allowance for credit losses. The Company also carries a credit loss allowance for fixed income securities where applicable and, when amortized cost is reported, it is net of credit loss allowances. For additional information, refer to the Investments or Reinsurance topics of this section.
The Company also estimates a credit loss allowance for commitments to fund mortgage loans, bank loans and agent loans unless they are unconditionally cancellable by the Company. The related allowance is reported in other liabilities and accrued expenses.
The Company’s allowance for credit losses is presented in the following table.

($ in millions)	December 31, 2020	January 1, 2020
Fixed income securities	$1	$—
Mortgage loans	59	36
Other investments
Bank loans	16	16
Agent loans	5	5
Investments	81	57
Reinsurance recoverables	15	14
Other assets	7	7
Assets	103	78
Commitments to fund mortgage loans, bank loans and agent loans	—	1
Liabilities	—	1
Total	$103	$79
Off-balance sheet financial instruments
Commitments to invest, commitments to purchase private placement securities, commitments to fund loans, financial guarantees and credit guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company’s Consolidated Statements of Financial Position (see Note 7 and Note 11).
Consolidation of variable interest entities (“VIEs”)

The Company consolidates VIEs when it is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and the obligation to absorb losses, or the right to receive benefits, that could potentially be significant to the VIE.

Adopted accounting standard
Measurement of Credit Losses on Financial Instruments
Effective January 1, 2020 the Company adopted new Financial Accounting Standards Board (“FASB”) guidance related to the measurement of credit losses on financial instruments that primarily affected mortgage loans, bank loans and reinsurance recoverables.
Upon adoption of the guidance, the Company recorded a total allowance for expected credit losses of $79 million, pre-tax. After consideration of existing valuation allowances maintained prior to adopting the new guidance, the Company increased its valuation allowances for credit losses to conform to the new requirements which resulted in recognizing a cumulative effect decrease in retained income of $49 million, after-tax, at the date of adoption.
The measurement of credit losses for AFS fixed income securities measured at fair value is not affected except that credit losses recognized are limited to the amount by which fair value is below amortized cost and the credit loss adjustment is recognized through a valuation allowance which may change over time but once recorded cannot subsequently be reduced to an amount below zero. Previously these credit loss adjustments were recorded as other-than-temporary impairments and were not reversed once recorded.
Pending accounting standards
Accounting for Long-Duration Insurance Contracts
In August 2018, the FASB issued guidance revising the accounting for certain long-duration insurance contracts. The new guidance introduces material changes to the measurement of the Company’s reserves for traditional life, life-contingent immediate annuities and certain voluntary accident and health insurance products.
Under the new guidance, measurement assumptions, including those for mortality, morbidity and policy terminations, will be required to be reviewed and updated at least annually. The effect of updating measurement assumptions other than the discount rate are required to be measured on a retrospective basis and reported in net income. In addition, reserves under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield that is updated through other comprehensive income at each reporting date. Current GAAP requires the measurement of reserves to utilize assumptions set at policy issuance unless updated current assumptions indicate that recorded reserves are deficient.
The new guidance also requires DAC and other capitalized balances currently amortized in proportion to premiums or gross profits to be amortized on a constant level basis over the expected term for all long-duration insurance contracts. DAC will not be subject to loss recognition testing but will be reduced when actual lapse experience exceeds expected experience. The new guidance will no longer require adjustments to DAC and DSI related to unrealized gains and losses on investment securities supporting the related business.
All market risk benefit product features will be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to changes in the reporting entity’s own credit risk, which are required to be recognized in OCI. Substantially all of the Company’s market risk benefits relate to variable annuities that are reinsured, and therefore these impacts are not expected to be material to the Company.
The new guidance is effective for financial statements issued for reporting periods beginning after December 15, 2022 and restatement of prior periods presented is required. Early adoption is permitted and if elected, restatement of only one prior period is required. The new guidance will be applied to affected contracts and DAC on the basis of existing carrying amounts at the earliest period presented or retrospectively using actual historical experience as of contract inception. The new guidance for market risk benefits is required to be adopted retrospectively.
The Company is evaluating the anticipated impacts of applying the new guidance to both retained income and AOCI.
The requirements of the new guidance represent a material change from existing GAAP, however, the underlying economics of the business and related cash flows are unchanged. The Company anticipates the financial statement impact of adopting the new guidance to be material, largely attributed to the impact of transitioning to a discount rate based on an upper-medium grade fixed income investment yield. The Company expects the most significant impacts will occur in the run-off annuity business. The revised accounting for DAC will be applied prospectively using the new model and any DAC effects existing in AOCI as a result of applying existing GAAP at the date of adoption will be eliminated.

Simplifications to the Accounting for Income Taxes
In December 2019, the FASB issued amendments to simplify the accounting for income taxes. The amendments eliminate certain exceptions in the existing guidance including those related to intraperiod tax allocation and deferred tax liability recognition when a subsidiary meets the criteria to apply the equity method of accounting. The amendments require recognition of the effect of an enacted change in tax laws or rates in the period that includes the enactment date, provide an option to not allocate taxes to a legal entity that is not subject to tax as well as other minor changes. The amendments are effective for reporting periods beginning after December 15, 2020. The new guidance specifies which amendments should be applied prospectively, retrospectively or on a modified retrospective basis through a cumulative-effect adjustment to retained income as of the beginning of the year of adoption. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.
3. Supplemental Cash Flow Information
Non-cash investing activities include $5 million, $67 million and $43 million related to mergers and exchanges completed with equity securities, fixed income securities and limited partnerships, and modifications of certain mortgage loans and other investments in 2020, 2019 and 2018, respectively. Non-cash investing activities also include transfers of invested assets related to a coinsurance reinsurance agreement with Allstate Assurance Company (“AAC”) (see Note 4).
Liabilities for collateral received in conjunction with the Company’s securities lending program were $331 million, $522 million and $517 million as of December 31, 2020, 2019 and 2018, respectively, and are reported in other liabilities and accrued expenses. Obligations to return cash collateral for over-the-counter (“OTC”) and cleared derivatives were $3 million, $8 million and $8 million as of December 31, 2020, 2019 and 2018, respectively, and are reported in other liabilities and accrued expenses or other investments.
The accompanying cash flows are included in cash flows from operating activities in the Consolidated Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Net change in proceeds managed
Net change in fixed income securities	$—	$28	$94
Net change in short-term investments	196	(33)	(77)
Operating cash flow provided (used)	196	(5)	17
Net change in cash	—	—	—
Net change in proceeds managed	$196	$(5)	$17

Net change in liabilities
Liabilities for collateral, beginning of year	$(530)	$(525)	$(542)
Liabilities for collateral, end of year	(334)	(530)	(525)
Operating cash flow (used) provided	$(196)	$5	$(17)

4. Related Party Transactions
Business operations
The Company uses services performed by AIC and other affiliates, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 15), allocated to the Company were $191 million, $211 million and $235 million in 2020, 2019 and 2018, respectively.
Agent loan sale and securitization
On December 22, 2016, ALIC’s subsidiary Allstate Finance Company, LLC (“AFC”) sold agent loans with a fair value of $419 million to affiliate Allstate Finance Company Agency Loans LLC (“AFCAL”) and AFCAL used the loans as collateral in the issuance of notes. On December 16, 2019, investors in the notes approved redemption of the original notes and AFCAL issued replacement notes at new terms. Concurrent with redemption, AFC sold agent loans with a fair value of $222 million to AFCAL, and AFCAL used the loans as collateral in the issuance of additional notes. Investors in the notes are as follows:

($ in millions)	December 31, 2020	December 31, 2019
Class A Notes, Due March 10, 2037 (1)
Allstate New Jersey Insurance Company	$101	$83
American Heritage Life Insurance Company	62	59
Allstate Assurance Company	—	33
First Colonial Insurance Company	9	9
Allstate Fire & Casualty Insurance Company	10	7
Allstate Property and Casualty Insurance Company	9	6
Allstate Indemnity Company	4	4
Esurance Insurance Company	7	4
North Light Specialty Insurance Company	4	3
Allstate Vehicle and Property Insurance Company	2	2
Allstate New Jersey Property and Casualty Insurance Company	2	2
Esurance Property and Casualty Insurance Company	4	2
Subtotal - Class A	214	214
Class B Deferrable Notes, Due March 10, 2037
Allstate Life Insurance Company	214	214
Class C Deferrable Notes, Due March 10, 2037
Allstate Life Insurance Company	168	168
Subordinated Notes, Due March 10, 2037
Allstate Life Insurance Company	45	45
Total	$641	$641
_______________
(1)As of December 31, 2020 and 2019, $74 million of these notes have an annual interest rate of 3.16% and $140 million have an annual interest rate of 3.36%.
AFCAL is a VIE established as a bankruptcy-remote entity whose assets are isolated from those of ALIC and are not available to ALIC’s creditors. ALIC is the primary beneficiary since ALIC has control over the significant activities of AFCAL, the obligation to absorb significant losses and the rights to residual returns. Therefore, AFCAL is included in ALIC’s consolidated financial statements. Transactions between ALIC, AFC and AFCAL are eliminated in consolidation. The Company’s Consolidated Statements of Financial Position included $568 million of agent loans, zero cash and $214 million of notes due to related parties as of December 31, 2020 and $612 million of agent loans, $1 million of cash and $214 million of notes due to related parties as of December 31, 2019 associated with AFCAL.
The Company incurred interest expense related to these notes of $7 million in 2020 and $5 million in both 2019 and 2018.

Reinsurance
The Company has coinsurance reinsurance agreements with its unconsolidated affiliate American Heritage Life Insurance Company (“AHL”) whereby the Company assumes certain interest-sensitive life insurance, fixed annuity contracts and accident and health insurance policies. The amounts assumed are disclosed in Note 9.
Effective December 1, 2020, ALIC entered into a coinsurance reinsurance agreement with AAC to assume all of AAC’s term and interest-sensitive life insurance policies, and to recapture certain interest-sensitive life insurance policies previously ceded to AAC. In connection with the agreement, the Company recorded invested assets of $534 million, DAC of $245 million, reserve for life-contingent contract benefits of $118 million, contractholder funds of $256 million and reduced reinsurance recoverables by $397 million. The $59 million gain on the transaction was recorded as an increase to additional capital paid-in since the transaction was between entities under common control.
ALIC enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries. ALIC enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.
Broker-Dealer agreement
The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agents and exclusive financial specialists. For these services, the Company incurred commission and other distribution expenses of $3 million in each year of 2020, 2019 and 2018.
Structured settlement annuities
The Company previously issued structured settlement annuities, a type of immediate annuity, to fund structured settlements in matters involving AIC. In most cases, these annuities were issued under a “qualified assignment” whereby Allstate Assignment Company and prior to July 1, 2001 Allstate Settlement Corporation (“ASC”), both wholly owned subsidiaries of ALIC, purchased annuities from ALIC and assumed AIC’s obligation to make future payments.
AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. ALIC guaranteed the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $4.73 billion and $4.57 billion as of December 31, 2020 and 2019, respectively.
Income taxes
The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).
Surplus notes
On December 2, 2016, the Company purchased for cash a $40 million, 3.07% surplus note due December 2, 2036 that was issued by AAC. No payment of principal or interest was permitted on the surplus note without the written approval from the proper regulatory authority. The surplus note was classified as fixed income securities on the Consolidated Statements of Financial Position. The Company recorded investment income on this surplus note of $1 million in each year of 2020, 2019 and 2018. On December 1, 2020, with regulatory approval, AAC repaid the entire principal of this surplus note.
Liquidity and intercompany loan agreements
The Company is party to an Amended and Restated Intercompany Liquidity Agreement (“Liquidity Agreement”) with certain of its affiliates, which include, but are not limited to, AIC, AAC and the Corporation. The Liquidity Agreement allows for short-term advances of funds to be made between parties for liquidity and other general corporate purposes. The Liquidity Agreement does not establish a commitment to advance funds on the part of any party. The Company and AIC each serve as a lender and borrower, AAC and certain other affiliates serve only as borrowers, and the Corporation serves only as a lender. The maximum amount of advances each party may make or receive is limited to $1 billion. Netting or offsetting of advances made and received is not permitted. Advances between the parties are required to have specified due dates less than or equal to 364 days from the date of the advance and be payable upon demand by written request from the lender at least 10 business days prior to the demand date. The borrower may make prepayments of the outstanding principal balance of an advance without penalty. Advances will bear interest equal to or greater than the rate applicable to 30-day commercial paper issued by the Corporation on the date the advance is made with an adjustment on the first day of each month thereafter. The Company had no amounts outstanding under the Liquidity Agreement as of December 31, 2020 or 2019.

In addition to the Liquidity Agreement, the Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2020 or 2019.
Road Bay Investments, LLC (“RBI”), a consolidated subsidiary of ALIC, has a Revolving Loan Credit Agreement (“Credit Agreement”) with AHL, according to which AHL agreed to extend revolving credit loans to RBI. As security for its obligations under the Credit Agreement, RBI entered into a Pledge and Security Agreement with AHL, according to which RBI agreed to grant a pledge of and security interest in RBI’s right, title, and interest in certain assets of RBI. The Company had no amounts outstanding under the Credit Agreement as of December 31, 2020 or 2019.
Capital support agreement
The Company has a capital support agreement with AIC. Under the terms of this agreement, AIC agrees to provide capital to maintain the amount of statutory capital and surplus necessary to maintain a company action level risk-based capital (“RBC”) ratio of at least 150%. AIC’s obligation to provide capital to the Company under the agreement is limited to an aggregate amount of $1 billion. In exchange for providing this capital, the Company will pay AIC an annual commitment fee of 1% of the amount of the Capital and Surplus maximum that remains available on January 1 of such year. The Company or AIC have the right to terminate this agreement when: 1) the Company qualifies for a financial strength rating from S&P, Moody’s or A.M. Best, without giving weight to the existence of this agreement, that is the same or better than its rating with such support; 2) the Company’s RBC ratio is at least 300%; or 3) AIC no longer directly or indirectly owns at least 50% of the voting stock of the Company. During 2020 and 2019, no capital had been provided by AIC under this agreement.
External financing agreement
In January 2017, ALIC Reinsurance Company (“ALIC Re”), a wholly owned subsidiary of the Company, entered into a master transaction agreement with Bueller Financing LLC (“Bueller”), an external financing provider. In accordance with the agreement, Bueller issued a variable funding puttable note (“credit-linked note”) that is held in a trust. The credit-linked note can be put back to Bueller for cash in the event certain ALIC Re statutory reserves and capital are depleted. The balance of the credit-linked note will vary based on the statutory reserve balance with a maximum value of $1.75 billion. The impacts of the agreement are eliminated in consolidation and have no impact on the Consolidated Statements of Financial Position.
Dividends
The Company did not pay dividends in 2020 and paid $75 million and $250 million to AIC in the form of cash in 2019 and 2018, respectively.

5. Investments
Portfolio composition
The composition of the investment portfolio is presented as follows:

	As of December 31,
($ in millions)	2020	2019
Fixed income securities, at fair value	$23,907	$21,725
Mortgage loans, net	3,359	3,988
Equity securities, at fair value	1,536	1,469
Limited partnership interests	3,065	3,250
Short-term investments, at fair value	974	1,191
Policy loans	582	557
Other, net	1,375	1,427
Total	$34,798	$33,607
Fair values
The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

($ in millions)	Amortized cost, net	Gross unrealized		Fair value
		Gains	Losses
December 31, 2020
U.S. government and agencies	$1,060	$45	$—	$1,105
Municipal	1,650	357	—	2,007
Corporate	18,287	2,009	(40)	20,256
Foreign government	91	5	—	96
ABS	420	6	(2)	424
MBS	14	5	—	19
Total fixed income securities	$21,522	$2,427	$(42)	$23,907

December 31, 2019
U.S. government and agencies	$848	$34	$—	$882
Municipal	1,483	279	(7)	1,755
Corporate	17,301	1,170	(30)	18,441
Foreign government	142	7	—	149
ABS	316	4	(3)	317
MBS	127	55	(1)	181
Total fixed income securities	$20,217	$1,549	$(41)	$21,725

Scheduled maturities
The scheduled maturities for fixed income securities are as follows:

($ in millions)	As of December 31, 2020
	Amortized cost, net	Fair value
Due in one year or less	$1,625	$1,651
Due after one year through five years	6,974	7,423
Due after five years through ten years	8,255	9,197
Due after ten years	4,234	5,193
	21,088	23,464
ABS and MBS	434	443
Total	$21,522	$23,907
Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. ABS and MBS are shown separately because of potential prepayment of principal prior to contractual maturity dates.

Net investment income
Net investment income for the years ended December 31 is as follows:

($ in millions)	2020	2019	2018
Fixed income securities	$894	$963	$991
Mortgage loans	184	190	188
Equity securities	19	29	39
Limited partnership interests	99	175	327
Short-term investments	6	31	21
Policy loans	31	34	31
Other	90	93	91
Investment income, before expense	1,323	1,515	1,688
Investment expense	(81)	(104)	(103)
Net investment income	$1,242	$1,411	$1,585
Realized capital gains and losses
Realized capital gains (losses) by asset type for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Fixed income securities	$54	$25	$(40)
Mortgage loans	(45)	—	2
Equity securities	225	276	(124)
Limited partnership interests	38	43	(22)
Derivatives	5	11	10
Other	(11)	(14)	(1)
Realized capital gains (losses)	$266	$341	$(175)
Realized capital gains (losses) by transaction type for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Sales	$42	$54	$(27)
Credit losses (1)	(47)	(21)	(9)
Valuation of equity investments (2)	266	297	(146)
Valuation and settlements of derivative instruments	5	11	7
Realized capital gains (losses)	$266	$341	$(175)
_______________
(1)Due to the adoption of the measurement of credit losses on financial instruments accounting standard, prior period other-than-temporary impairment write-downs are now presented as credit losses.
(2)Includes valuation of equity securities and certain limited partnership interests where the underlying assets are predominately public equity securities.
Gross realized gains (losses) on sales of fixed income securities for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Gross realized gains	$101	$65	$34
Gross realized losses	(44)	(35)	(66)
The following table presents the net pre-tax appreciation (decline) recognized in net income of equity securities and limited partnership interests carried at fair value that are still held as of December 31, 2020 and 2019, respectively.

	For the years ended December 31,
($ in millions)	2020	2019
Equity securities	$229	$216
Limited partnership interests carried at fair value	100	57
Total	$329	$273

Credit losses recognized in net income (1) for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Fixed income securities:
Corporate	$—	$(2)	$(1)
ABS	(1)	(1)	(1)
MBS	(2)	(2)	(6)
Total fixed income securities	(3)	(5)	(8)
Mortgage loans	(37)	—	—
Limited partnership interests	(4)	(2)	—
Other investments
Bank loans	(4)	(13)	—
Agent loans	—	(1)	(1)
Total credit losses by asset type	$(48)	$(21)	$(9)
Liabilities
Commitments to fund commercial mortgage loans, bank loans and agent loans	1	—	—
Total	$(47)	$(21)	$(9)
_______________
(1)Due to the adoption of the measurement of credit losses on financial instruments accounting standard, realized capital losses previously reported as other-than-temporary impairment write-downs are now presented as credit losses.

Unrealized net capital gains and losses
Unrealized net capital gains and losses included in AOCI are as follows:

($ in millions)	Fair value	Gross unrealized		Unrealized net gains (losses)
December 31, 2020		Gains	Losses
Fixed income securities	$23,907	$2,427	$(42)	$2,385
Short-term investments	974	—	—	—
EMA limited partnerships (1)				(2)
Unrealized net capital gains and losses, pre-tax				2,383
Amounts recognized for:
Insurance reserves (2)				(496)
DAC and DSI (3)				(363)
Amounts recognized				(859)
Deferred income taxes				(320)
Unrealized net capital gains and losses, after-tax				$1,204

December 31, 2019
Fixed income securities	$21,725	$1,549	$(41)	$1,508
Short-term investments	1,191	—	—	—
EMA limited partnerships				(2)
Unrealized net capital gains and losses, pre-tax				1,506
Amounts recognized for:
Insurance reserves				(126)
DAC and DSI				(213)
Amounts recognized				(339)
Deferred income taxes				(245)
Unrealized net capital gains and losses, after-tax				$922
____________
(1)Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ OCI. Fair value and gross unrealized gains and losses are not applicable.
(2)The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate fixed annuity).
(3)The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.
Change in unrealized net capital gains and losses
The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in millions)	2020	2019	2018
Fixed income securities	$877	$1,165	$(914)
Short-term investments	—	—	—
Derivative instruments	—	—	(2)
EMA limited partnerships	—	(2)	(1)
Total	877	1,163	(917)
Amounts recognized for:
Insurance reserves	(370)	(126)	315
DAC and DSI	(150)	(178)	154
Amounts recognized	(520)	(304)	469
Deferred income taxes	(75)	(180)	94
Increase (decrease) in unrealized net capital gains and losses, after-tax	$282	$679	$(354)

Mortgage loans
The Company’s mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located across the United States and totaled $3.36 billion and $3.99 billion, net of credit loss allowance, as of December 31, 2020 and 2019, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower.
The following table shows the principal geographic distribution of commercial real estate represented in the Company’s mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2020	2019
Texas	20.1%	16.8%
California	14.3	14.1
Illinois	6.9	8.0
Florida	6.3	6.7
North Carolina	5.6	4.9
New Jersey	3.9	6.0
The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2020	2019
Apartment complex	34.1%	35.6%
Office buildings	23.3	22.4
Retail	15.8	14.3
Warehouse	14.5	16.2
Other	12.3	11.5
Total	100.0%	100.0%
The contractual maturities of the mortgage loan portfolio as of December 31, 2020 are as follows:

($ in millions)	Number of loans	Amortized cost, net	Percent
2021	28	$254	7.6%
2022	23	291	8.7
2023	41	485	14.4
2024	25	510	15.2
Thereafter	115	1,819	54.1
Total	232	$3,359	100.0%
Limited partnerships
Investments in limited partnership interests include interests in private equity funds, real estate funds and other funds. Principal factors influencing carrying value appreciation or decline include operating performance, comparable public company earnings multiples, capitalization rates and the economic environment. For equity method limited partnerships, the Company recognizes an impairment loss when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. Changes in fair value limited partnerships are recorded through net investment income and therefore are not tested for impairment.
The carrying value for limited partnership interest as of December 31 is as follows:

	2020			2019
($ in millions)	EMA	Fair Value	Total	EMA	Fair Value	Total
Private equity	$1,768	$721	$2,489	$2,029	$723	$2,752
Real estate	334	42	376	319	50	369
Other (1)	200	—	200	129	—	129
Total	$2,302	$763	$3,065	$2,477	$773	$3,250
____________
(1)Other consists of certain limited partnership interests where the underlying assets are predominately public equity and debt securities.

Municipal bonds
The Company maintains a diversified portfolio of municipal bonds which totaled $2.01 billion and $1.76 billion as of December 31, 2020 and 2019, respectively. The municipal bond portfolio includes general obligations of state and local issuers and revenue bonds (including pre-refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest). The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31. No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2020	2019
Texas	16.8%	17.8%
California	16.8	15.0
Oregon	11.3	12.6
New Jersey	7.4	6.7
Illinois	6.2	6.3
New York	5.3	7.0
Short-term investments
Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. As of December 31, 2020 and 2019, the fair value of short-term investments totaled $974 million and $1.19 billion, respectively.
Policy loans
Policy loans are carried at unpaid principal balances. As of December 31, 2020 and 2019, the carrying value of policy loans totaled $582 million and $557 million, respectively.
Other investments
Other investments primarily consist of agent loans, real estate, bank loans and derivatives. Agent loans are loans issued to exclusive Allstate agents and are carried at amortized cost, net. Real estate is carried at cost less accumulated depreciation. Bank loans are primarily senior secured corporate loans and are carried at amortized cost, net. Derivatives are carried at fair value. The following table summarizes other investments by asset type.

	As of December 31,
($ in millions)	2020	2019
Agent loans, net	$631	$666
Real estate	315	292
Bank loans, net	245	344
Derivatives and other	184	125
Total	$1,375	$1,427
Concentration of credit risk
As of December 31, 2020, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity, other than the U.S. government and its agencies.
Securities loaned
The Company’s business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2020 and 2019, fixed income and equity securities with a carrying value of $322 million and $506 million, respectively, were on loan under these agreements. Interest income on collateral, net of fees, was $1 million in each of 2020, 2019 and 2018.
Other investment information
Included in fixed income securities are below investment grade assets totaling $2.99 billion and $2.83 billion as of December 31, 2020 and 2019, respectively.
As of December 31, 2020, fixed income securities and short-term investments with a carrying value of $21 million were on deposit with regulatory authorities as required by law.
As of December 31, 2020, the carrying value of fixed income securities and other investments that were non-income producing was $38 million.

Portfolio monitoring and credit losses
Fixed income securities The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security that may require a credit loss allowance.
For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, any existing credit loss allowance would be written-off against the amortized cost basis of the asset along with any remaining unrealized losses, with incremental losses recorded in earnings.
If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value based on the best estimate of future cash flows considering past events, current conditions and reasonable and supportable forecasts. The estimated future cash flows are discounted at the security’s current effective rate and is compared to the amortized cost of the security.
The determination of cash flow estimates is inherently subjective, and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security is considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, origination vintage year, geographic concentration of underlying collateral, available reserves or escrows, current subordination levels, third-party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement.
If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, a credit loss allowance is recorded in earnings for the shortfall in expected cash flows; however, the amortized cost, net of the credit loss allowance, may not be lower than the fair value of the security. The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.
When a security is sold or otherwise disposed or when the security is deemed uncollectible and written off, the Company removes amounts previously recognized in the credit loss allowance. Recoveries after write-offs are recognized when received. Accrued interest excluded from the amortized cost of fixed income securities totaled $198 million as of December 31, 2020 and is reported within the accrued investment income line of the Consolidated Statements of Financial Position. The Company monitors accrued interest and writes off amounts when they are not expected to be received.
The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below internally established thresholds. The process also includes the monitoring of other credit loss indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential credit losses using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of credit losses for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value requires a credit loss allowance are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the extent to which the fair value has been less than amortized cost.

Rollforward of credit loss allowance for fixed income securities for the year ended December 31, 2020 is as follows:

($ in millions)	2020
Beginning balance	$—
Credit losses on securities for which credit losses not previously reported	(3)
Reduction of allowance related to sales	2
Write-offs	—
Ending balance (1)	$(1)
____________
(1)Allowance for fixed income securities as of December 31, 2020 comprised $1 million of ABS.
The following table summarizes the gross unrealized losses and fair value of securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ in millions)	Less than 12 months			12 months or more			Total unrealized losses
	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses

December 31, 2020
Fixed income securities
U.S. government and agencies	10	$17	$—	—	$—	$—	$—
Municipal	7	31	—	—	—	—	—
Corporate	114	558	(19)	25	153	(21)	(40)
ABS	5	2	—	4	5	(2)	(2)
MBS	3	—	—	10	—	—	—
Total fixed income securities	139	$608	$(19)	39	$158	$(23)	$(42)
Investment grade fixed income securities	69	$388	$(5)	19	$73	$(17)	$(22)
Below investment grade fixed income securities	70	220	(14)	20	85	(6)	(20)
Total fixed income securities	139	$608	$(19)	39	$158	$(23)	$(42)

December 31, 2019
Fixed income securities
U.S. government and agencies	6	$74	$—	—	$—	$—	$—
Municipal	4	22	(5)	1	14	(2)	(7)
Corporate	92	504	(8)	43	237	(22)	(30)
ABS	22	61	(1)	5	19	(2)	(3)
MBS	8	1	—	22	5	(1)	(1)
Total fixed income securities	132	$662	$(14)	71	$275	$(27)	$(41)
Investment grade fixed income securities	85	$524	$(3)	39	$152	$(17)	$(20)
Below investment grade fixed income securities	47	138	(11)	32	123	(10)	(21)
Total fixed income securities	132	$662	$(14)	71	$275	$(27)	$(41)

The following table summarizes gross unrealized losses by unrealized loss position and credit quality as of December 31, 2020.

($ in millions)	Investment grade	Below investment grade	Total
Fixed income securities with unrealized loss position less than 20% of amortized cost, net (1) (2)	$(7)	$(12)	$(19)
Fixed income securities with unrealized loss position greater than or equal to 20% of amortized cost, net (3) (4)	(15)	(8)	(23)
Total unrealized losses	$(22)	$(20)	$(42)
_______________
(1)Below investment grade fixed income securities include $7 million that have been in an unrealized loss position for less than twelve months.
(2)Related to securities with an unrealized loss position less than 20% of amortized cost, net, the degree of which suggests that these securities do not pose a high risk of having credit losses.
(3)No below investment grade fixed income securities have been in an unrealized loss position for a period of twelve or more consecutive months.
(4)Evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations.
Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings (“S&P”), a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third-party rating. Unrealized losses on investment grade securities are principally related to an increase in market yields which may include increased risk-free interest rates or wider credit spreads since the time of initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.
ABS and MBS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, and (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position were evaluated based on the underlying credit quality of the primary obligor, obligation type and quality of the underlying assets.
As of December 31, 2020, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.
Loans The Company establishes a credit loss allowance for mortgage loans, agent loans and bank loans when they are originated or purchased, and for unfunded commitments unless they are unconditionally cancellable by the Company. The Company uses a probability of default and loss given default model for mortgage loans and bank loans to estimate current expected credit losses that considers all relevant information available including past events, current conditions, and reasonable and supportable forecasts over the life of an asset. The Company also considers such factors as historical losses, expected prepayments and various economic factors. For mortgage loans the Company considers origination vintage year and property level information such as debt service coverage, property type, property location and collateral value. For bank loans the Company considers the credit rating of the borrower, credit spreads and type of loan. After the reasonable and supportable forecast period, the Company’s model reverts to historical loss trends. Given the less complex and homogenous nature of agent loans, the Company estimates current expected credit losses using historical loss experience over the estimated life of the loans, adjusted for current conditions, reasonable and supportable forecasts and expected prepayments.
Loans are evaluated on a pooled basis when they share similar risk characteristics. The Company monitors loans through a quarterly credit monitoring process to determine when they no longer share similar risk characteristics and are to be evaluated individually when estimating credit losses.
Loans are written off against their corresponding allowances when there is no reasonable expectation of recovery. If a loan recovers after a write-off, the estimate of expected credit losses includes the expected recovery.
Accrual of income is suspended for loans that are in default or when full and timely collection of principal and interest payments is not probable. Accrued income receivable is monitored for recoverability and when not expected to be collected is written off through net investment income. Cash receipts on loans on non-accrual status are generally recorded as a reduction of amortized cost.

Accrued interest is excluded from the amortized cost of loans and is reported within the accrued investment income line of the Consolidated Statements of Financial Position. As of December 31, 2020, accrued interest totaled $13 million, $2 million and $1 million for mortgage loans, agent loans and bank loans, respectively.
Mortgage loans When it is determined a mortgage loan shall be evaluated individually, the Company uses various methods to estimate credit losses on individual loans such as using collateral value less estimated costs to sell where applicable, including when foreclosure is probable or when repayment is expected to be provided substantially through the operation or sale of the collateral and the borrower is experiencing financial difficulty. When collateral value is used, the mortgage loans may not have a credit loss allowance when the fair value of the collateral exceeds the loan’s amortized cost. An alternative approach may be utilized to estimate credit losses using the present value of the loan’s expected future repayment cash flows discounted at the loan’s current effective interest rate.
Individual loan credit loss allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell, when applicable, or present value of the loan’s expected future repayment cash flows.
Debt service coverage ratio is considered a key credit quality indicator when mortgage loan credit loss allowances are estimated. Debt service coverage ratio represents the amount of estimated cash flow from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.
The following table reflects mortgage loans amortized cost by debt service coverage ratio distribution and year of origination as of December 31.

($ in millions)	2020							2019
	2015 and prior	2016	2017	2018	2019	Current	Total	Total
Below 1.0	$15	$—	$—	$—	$—	$—	$15	$40
1.0 - 1.25	130	27	32	57	33	14	293	161
1.26 - 1.50	365	41	134	159	201	6	906	1,066
Above 1.50	963	350	240	279	327	45	2,204	2,724
Amortized cost before allowance	$1,473	$418	$406	$495	$561	$65	$3,418	$3,991
Allowance (1)							(59)	(3)
Amortized cost, net							$3,359	$3,988
____________
(1)Due to the adoption of the measurement of credit losses on financial instruments accounting standard, prior valuation allowance is now presented as an allowance for expected credit losses.
Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to situations where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating factors such as additional collateral, escrow balances or borrower guarantees. Payments on all mortgage loans were current as of December 31, 2020, 2019 and 2018. During the fourth quarter of 2020, the Company sold $217 million of mortgage loans, net of a $15 million credit loss allowance, resulting in a net realized capital loss of $4 million.

The rollforward of credit loss allowance for mortgage loans for the years ended December 31 is as follows:

($ in millions)	2020
Beginning balance	$(3)
Cumulative effect of change in accounting principle	(33)
Net increases related to credit losses	(37)
Reduction of allowance related to sales	15
Loans transferred due to reinsurance agreement with AAC	(1)
Write-offs	—
Ending balance	$(59)
Agent loans The Company monitors agent loans to determine when they should be removed from the pool and assessed for credit losses individually by using internal credit risk grades that classify the loans into risk categories. The categorization is based on relevant information about the ability of borrowers to service their debt, such as historical payment experience, current business trends, cash flow coverage and collateral quality. Internal credit risk grades are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.
As of December 31, 2020, 85% of agent loans balance represents the top three highest credit quality categories. The allowance for agent loans totaled $5 million as of December 31, 2020 and did not change from January 1, 2020.
Bank loans When it is determined a bank loan shall be evaluated individually, the Company uses various methods to estimate credit losses on individual loans such as the present value of the loan’s expected future repayment cash flows discounted at the loan’s current effective interest rate.
Credit ratings of the borrower are considered a key credit quality indicator when bank loan credit loss allowances are estimated. The ratings are updated quarterly and are either received from a nationally recognized rating agency or a comparable internal rating is derived if an externally provided rating is not available. The year of origination is determined to be the year in which the asset is acquired.
The bank loans amortized cost by credit rating and year of origination as of December 31 is as follows:

($ in millions)	2020
	2015 and Prior	2016	2017	2018	2019	Current	Total
BBB	$—	$—	$4	$—	$—	$2	$6
BB	10	—	1	16	11	5	43
B	5	8	42	37	23	35	150
CCC and below	3	8	15	12	18	6	62
Amortized cost before allowance	$18	$16	$62	$65	$52	$48	$261
Allowance							(16)
Amortized cost, net							$245
The rollforward of credit loss allowance for bank loans for the years ended December 31 is as follows:

($ in millions)	2020
Beginning balance	$—
Cumulative effect of change in accounting principle	(16)
Net increases related to credit losses	(4)
Reduction of allowance related to sales	3
Write-offs	1
Ending balance	$(16)

6. Fair Value of Assets and Liabilities
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1: Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2: Assets and liabilities whose values are based on the following:
(a)Quoted prices for similar assets or liabilities in active markets;
(b)Quoted prices for identical or similar assets or liabilities in markets that are not active; or
(c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.
Level 3: Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.
The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.
The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.
The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy:
(1) Specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.
(2) Quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

Certain assets are not carried at fair value on a recurring basis, including mortgage loans, bank loans, agent loans and policy loans, and these are only included in the fair value hierarchy disclosure when the individual investment is reported at fair value.
In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.
Summary of significant inputs and valuation techniques for Level 2 and Level 3 assets and liabilities measured at fair value on a recurring basis
Level 2 measurements
•Fixed income securities:
U.S. government and agencies, municipal, corporate - public and foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
Corporate - privately placed: Privately placed are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.
Corporate - privately placed also includes redeemable preferred stock that are valued using quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.
ABS and MBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable. ABS and residential MBS include prepayment speeds as a primary input for valuation.
•Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that are not active.
•Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
•Other investments: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.
Over-the-counter (“OTC”) derivatives, including interest rate swaps, foreign currency swaps, total return swaps, foreign exchange forward contracts, options and certain credit default swaps, are valued using models that rely on inputs such as interest rate yield curves, implied volatilities, index price levels, currency rates, and credit spreads that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.
Level 3 measurements
•Fixed income securities:
Municipal: Comprise municipal bonds that are not rated by third-party credit rating agencies. The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.
Corporate - public and privately placed, ABS and MBS: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs for corporate fixed income securities include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer.
•Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements.

•Other investments: Certain OTC derivatives, such as interest rate caps and certain credit default swaps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves and credit spreads.
•Contractholder funds:  Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.
Investments excluded from the fair value hierarchy
Limited partnerships carried at fair value, which do not have readily determinable fair values, use NAV provided by the investees and are excluded from the fair value hierarchy. These investments are generally not redeemable by the investees and generally cannot be sold without approval of the general partner. The Company receives distributions of income and proceeds from the liquidation of the underlying assets of the investees, which usually takes place in years 4-9 of the typical contractual life of 10-12 years. As of December 31, 2020, the Company has commitments to invest $166 million in these limited partnership interests.
The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2020.

($ in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Total
Assets
Fixed income securities:
U.S. government and agencies	$784	$321	$—		$1,105
Municipal	—	1,958	49		2,007
Corporate - public	—	14,535	31		14,566
Corporate - privately placed	—	5,622	68		5,690
Foreign government	—	96	—		96
ABS	—	419	5		424
MBS	—	19	—		19
Total fixed income securities	784	22,970	153		23,907
Equity securities	1,408	14	114		1,536
Short-term investments	601	373	—		974
Other investments: Free-standing derivatives	—	190	—	$(6)	184
Separate account assets	3,294	—	—		3,294
Total recurring basis assets	$6,087	$23,547	$267	$(6)	$29,895
% of total assets at fair value	20.3%	78.8%	0.9%	—%	100.0%

Investments reported at NAV					763
Total					$30,658

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(516)		$(516)
Other liabilities: Free-standing derivatives	—	(119)	—	$9	(110)
Total recurring basis liabilities	$—	$(119)	$(516)	$9	$(626)
% of total liabilities at fair value	—%	19.0%	82.4%	(1.4)%	100.0%

The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2019.

($ in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Total
Assets
Fixed income securities:
U.S. government and agencies	$590	$292	$—		$882
Municipal	—	1,715	40		1,755
Corporate - public	—	12,777	25		12,802
Corporate - privately placed	—	5,517	122		5,639
Foreign government	—	149	—		149
ABS	—	301	16		317
MBS	—	176	5		181
Total fixed income securities	590	20,927	208		21,725
Equity securities	1,340	13	116		1,469
Short-term investments	493	698	—		1,191
Other investments: Free-standing derivatives	—	134	—	$(10)	124
Separate account assets	3,009	—	—		3,009
Total recurring basis assets	$5,432	$21,772	$324	$(10)	$27,518
% of total assets at fair value	19.7%	79.1%	1.2%	—%	100%

Investments reported at NAV					773
Total					$28,291

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(427)		$(427)
Other liabilities: Free-standing derivatives	—	(65)	—	$3	(62)
Total recurring basis liabilities	$—	$(65)	$(427)	$3	$(489)
% of total liabilities at fair value	—%	13.3%	87.3%	(0.6)%	100%

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in millions)	Fair value	Valuation technique	Unobservable input	Range	Weighted average
December 31, 2020
Derivatives embedded in life and annuity contracts – Equity-indexed and forward starting options	$(483)	Stochastic cash flow model	Projected option cost	1.0 - 4.2%	2.80%
December 31, 2019
Derivatives embedded in life and annuity contracts – Equity-indexed and forward starting options	$(395)	Stochastic cash flow model	Projected option cost	1.0 - 4.2%	2.57%

The embedded derivatives are equity-indexed and forward starting options in certain life and annuity products that provide customers with interest crediting rates based on the performance of the S&P 500. If the projected option cost increased (decreased), it would result in a higher (lower) liability fair value.
As of December 31, 2020 and 2019, Level 3 fair value measurements of fixed income securities total $153 million and $208 million, respectively, and include $24 million and $38 million, respectively, of securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. As the Company does not develop the Level 3 fair value unobservable inputs for these fixed income securities, they are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2020.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2019	Net income	OCI	Transfers into Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2020
Assets
Fixed income securities:
Municipal	$40	$1	$2	$20	$(11)	$—	$(1)	$—	$(2)	$49
Corporate - public	25	—	—	—	—	7	—	—	(1)	31
Corporate - privately placed	122	2	(7)	32	(32)	8	(55)	—	(2)	68
ABS	16	—	—	—	—	—	(10)	—	(1)	5
MBS	5	1	(2)	—	—	—	(3)	—	(1)	—
Total fixed income securities	208	4	(7)	52	(43)	15	(69)	—	(7)	153
Equity securities	116	(3)	—	—	—	9	(8)	—	—	114
Free-standing derivatives, net	—	—	—	—	—	—	—	—	—	—
Total recurring Level 3 assets	$324	$1	$(7)	$52	$(43)	$24	$(77)	$—	$(7)	$267
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(427)	$(24)	$—	$(54)	$—	$—	$—	$(34)	$23	$(516)
Total recurring Level 3 liabilities	$(427)	$(24)	$—	$(54)	$—	$—	$—	$(34)	$23	$(516)

The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2020.

($ in millions)	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$(8)	$9	$(1)	$(23)	$(23)

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2019.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2018	Net income	OCI	Transfers into Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2019
Assets
Fixed income securities:
Municipal	$39	$—	$4	$—	$—	$—	$(1)	$—	$(2)	$40
Corporate - public	33	—	—	5	(38)	32	(2)	—	(5)	25
Corporate - privately placed	97	(1)	1	43	(1)	4	(13)	—	(8)	122
ABS	22	1	(1)	—	(30)	36	(6)	—	(6)	16
MBS	—	—	(1)	6	—	—	—	—	—	5
Total fixed income securities	191	—	3	54	(69)	72	(22)	—	(21)	208
Equity securities	129	15	—	—	—	10	(38)	—	—	116
Free-standing derivatives, net	1	(1)	—	—	—	—	—	—	—	—
Total recurring Level 3 assets	$321	$14	$3	$54	$(69)	$82	$(60)	$—	$(21)	$324
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(223)	$(52)	$—	$(154)	$—	$—	$—	$(10)	$12	$(427)
Total recurring Level 3 liabilities	$(223)	$(52)	$—	$(154)	$—	$—	$—	$(10)	$12	$(427)

The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2019.

($ in millions)	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$(2)	$16	$7	$(59)	$(38)

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2018.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2017	Net income	OCI	Transfers into Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2018
Assets
Fixed income securities:
Municipal	$57	$—	$(2)	$—	$(16)	$2	$(2)	$—	$—	$39
Corporate - public	49	—	(2)	3	(3)	—	(11)	—	(3)	33
Corporate - privately placed	220	(2)	(2)	10	(101)	12	—	—	(40)	97
ABS	50	—	—	12	(18)	20	(19)	—	(23)	22
Total fixed income securities	376	(2)	(6)	25	(138)	34	(32)	—	(66)	191
Equity securities	90	16	—	—	—	30	(7)	—	—	129
Free-standing derivatives, net	1	—	—	—	—	—	—	—	—	1	(1)
Total recurring Level 3 assets	$467	$14	$(6)	$25	$(138)	$64	$(39)	$—	$(66)	$321
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(284)	$57	$—	$—	$—	$—	$—	$(2)	$6	$(223)
Total recurring Level 3 liabilities	$(284)	$57	$—	$—	$—	$—	$—	$(2)	$6	$(223)
____________________
(1)Comprises $1 million of assets.
The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2018.

($ in millions)	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$—	$14	$(5)	$62	$71
Transfers into Level 3 during 2020, 2019 and 2018 included situations where a quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers into Level 3 during 2020 also included derivatives embedded in equity-indexed universal life contracts related to reinsurance assumed from AAC. Transfers into Level 3 during 2019 also included derivatives embedded in equity-indexed universal life contracts due to refinements in the valuation modeling resulting in an increase in significance of non-market observable inputs.
Transfers out of Level 3 during 2020, 2019 and 2018 included situations where a broker quote was used in the prior period and a quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

The table below provides valuation changes included in net income and OCI for Level 3 assets and liabilities held as of December 31.

($ in millions)	2020	2019	2018
Assets
Fixed income securities:
Municipal	$1	$1	$—
Corporate - public	—	—	—
Corporate - privately placed	2	—	—
Total fixed income securities	3	1	—
Equity securities	(3)	2	16
Free-standing derivatives, net	—	(1)	—
Total recurring Level 3 assets	$—	$2	$16
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(24)	$(52)	$57
Total recurring Level 3 liabilities	$(24)	$(52)	$57
Total included in net income	$(24)	$(50)	$73

Components of net income
Net investment income	$(8)	$(2)	$—
Realized capital gains (losses)	8	4	16
Contract benefits	(1)	7	(5)
Interest credited to contractholder funds	(23)	(59)	62
Total included in net income	$(24)	$(50)	$73

Assets
Municipal	$2
Corporate - public	—
Corporate - privately placed	(7)
Changes in unrealized net capital gains and losses reported in OCI (1)	$(5)
___________________
(1)Effective January 1, 2020, the Company adopted the fair value accounting standard that prospectively requires the disclosure of valuation changes reported in OCI.
Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

($ in millions)		December 31, 2020		December 31, 2019
Financial assets	Fair value level	Amortized cost, net	Fair value	Amortized cost, net	Fair value
Mortgage loans	Level 3	$3,359	$3,587	$3,988	$4,159
Bank loans	Level 3	245	250	344	337
Agent loans	Level 3	631	634	666	664

Financial liabilities	Fair value level	Carrying value (1)	Fair value	Carrying value (1)	Fair value
Contractholder funds on investment contracts	Level 3	$7,764	$9,058	$8,403	$9,123
Liability for collateral	Level 2	334	334	530	530
Notes due to related parties	Level 3	214	225	214	215
____________________
(1)Represents the amounts reported on the Consolidated Statements of Financial Position.
7. Derivative Financial Instruments and Off-balance sheet Financial Instruments
The Company uses derivatives for risk reduction and to increase investment portfolio returns through asset replication. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations, increases in credit spreads and foreign currency fluctuations. Asset replication refers to the “synthetic” creation of assets through the use of derivatives. The Company replicates fixed income securities using a combination of a credit default swap, index total return swap, options, or a foreign currency forward contract and one or more highly rated fixed income securities, primarily investment grade host bonds, to synthetically replicate the economic characteristics of one or more cash market securities. The Company replicates equity securities using futures, index total return swaps and options to increase equity exposure.
The Company utilizes several derivative strategies to manage risk. Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps, caps, swaptions and futures are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Fixed income index total return swaps are used to offset valuation losses in the portfolio during periods of declining market values. Credit default swaps are typically used to mitigate the credit risk within the Company’s fixed income portfolio. Futures and options are used for hedging the equity exposure contained in the Company’s equity indexed life and annuity product contracts that offer equity returns to contractholders. In addition, the Company uses equity index total return swaps, options and futures to offset valuation losses in the equity portfolio during periods of declining equity market values. Foreign currency swaps and forwards are primarily used to reduce the foreign currency risk associated with holding foreign currency denominated investments.
The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company’s primary embedded derivatives are equity options in life and annuity product contracts, which provide returns linked to equity indices to contractholders.
When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The Company designates certain investment risk transfer reinsurance agreements as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The fair value of the hedged liability is reported in contractholder funds in the Consolidated Statements of Financial Position. The impact from results of the fair value hedge is reported in interest credited to contractholder funds in the Consolidated Statements of Operations and Comprehensive Income. The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged item affects net income.
The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. However, the notional amounts specified in credit default swaps where the Company has sold credit protection represent the maximum amount of potential loss, assuming no recoveries.
Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Consolidated Statements of Financial Position.
For those derivatives which qualify and have been designated as fair value accounting hedges, net income includes the changes in the fair value of both the derivative instrument and the hedged risk. For cash flow hedges, gains and losses are amortized from AOCI and are reported in net income in the same period the forecasted transactions being hedged impact net income.
Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge derivatives used for asset replication and non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.
Fair value hedges The Company had one derivative designated as a fair value hedge and had no foreign currency contracts designated as fair value hedges during 2020, 2019 and 2018.
Cash flow hedges The Company had no derivatives designated as cash flow hedges during 2020 and 2019 and one foreign currency contract designated as a cash flow hedge during 2018.

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Consolidated Statement of Financial Position as of December 31, 2020.

($ in millions, except number of contracts)		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Derivatives designated as fair value accounting hedging instruments
Other	Other assets	$3	n/a	$—	$—	$—
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other investments	13	n/a	—	—	—
Futures	Other assets	n/a	312	—	—	—
Equity and index contracts
Options	Other investments	n/a	2,831	184	184	—
Futures	Other assets	n/a	46	—	—	—
Total return index contracts
Total return swap agreements - equity index	Other investments	8	n/a	1	1	—
Foreign currency contracts
Foreign currency forwards	Other investments	113	n/a	1	4	(3)
Embedded derivative financial instruments
Other embedded derivative financial instruments	Other investments	750	n/a	—	—	—
Credit default contracts
Credit default swaps - buying protection	Other investments	17	n/a	(1)	—	(1)
Credit default swaps - selling protection	Other investments	4	n/a	—	—	—
Subtotal		905	3,189	185	189	(4)
Total asset derivatives		$908	3,189	$185	$189	$(4)

Liability derivatives
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$19	n/a	$—	$—	$—
Futures	Other liabilities & accrued expenses	n/a	25	—	—	—
Equity and index contracts
Options	Other liabilities & accrued expenses	n/a	2,712	(110)	—	(110)
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	117	n/a	(4)	1	(5)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	128	n/a	(18)	—	(18)
Guaranteed withdrawal benefits	Contractholder funds	190	n/a	(15)	—	(15)
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	1,785	n/a	(483)	—	(483)
Credit default contracts
Credit default swaps - selling protection	Other liabilities & accrued expenses	1	n/a	—	—	—
Total liability derivatives		2,240	2,737	(630)	$1	$(631)
Total derivatives		$3,148	5,926	$(445)
_________________________________________
(1)  Volume for OTC and cleared derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Consolidated Statement of Financial Position as of December 31, 2019.

($ in millions, except number of contracts)		Volume
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Derivatives designated as accounting hedging instruments
Other	Other assets	$2	n/a	$—	$—	$—
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Futures	Other assets	n/a	476	—	—	—
Equity and index contracts
Options	Other investments	n/a	2,981	124	124	—
Futures	Other assets	n/a	27	—	—	—
Total return index contracts
Total return swap agreements - fixed income	Other investments	7	n/a	—	—	—
Credit default contracts
Credit default swaps - buying protection	Other investments	1	n/a	—	—	—
Subtotal		8	3,484	124	124	—
Total asset derivatives		$10	3,484	$124	$124	$—

Liability derivatives
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$34	n/a	$—	$—	$—
Futures	Other liabilities & accrued expenses	n/a	263	—	—	—
Equity and index contracts
Options	Other liabilities & accrued expenses	n/a	2,844	(60)	—	(60)
Futures	Other liabilities & accrued expenses	n/a	1	—	—
Total return index contracts
Total return swap agreements - fixed income	Other liabilities & accrued expenses	10	n/a	—	—	—
Total return swap agreements - equity	Other liabilities & accrued expenses	14	n/a	1	1	—
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	242	n/a	6	9	(3)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	161	n/a	(18)	—	(18)
Guaranteed withdrawal benefits	Contractholder funds	205	n/a	(14)	—	(14)
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	1,678	n/a	(395)	—	(395)
Credit default contracts
Credit default swaps - buying protection	Other liabilities & accrued expenses	26	n/a	(2)	—	(2)
Credit default swaps - selling protection	Other liabilities & accrued expenses	5	n/a	—	—	—
Total liability derivatives		2,375	3,108	(482)	$10	$(492)
Total derivatives		$2,385	6,592	$(358)

The following table provides gross and net amounts for the Company’s OTC derivatives, all of which are subject to enforceable master netting agreements.

($ in millions)		Offsets
	Gross amount	Counter- party netting	Cash collateral (received) pledged	Net amount on balance sheet	Securities collateral (received) pledged	Net amount
December 31, 2020
Asset derivatives	$6	$(5)	$(1)	$—	$—	$—
Liability derivatives	(9)	5	4	—	—	—

December 31, 2019
Asset derivatives	$10	$(10)	$—	$—	$—	$—
Liability derivatives	(5)	10	(7)	(2)	—	(2)
The following table provides a summary of the impacts of the Company’s foreign currency contracts in cash flow hedging relationships for the years ended December 31.

($ in millions)	2020	2019	2018
Gain recognized in OCI on derivatives during the period	$—	$—	$1
Gain recognized in OCI on derivatives during the term of the hedging relationship	—	—	—
Gain reclassified from AOCI into income (net investment income)	—	—	—
Gain reclassified from AOCI into income (realized capital gains and losses)	—	—	3
The following tables present gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Consolidated Statements of Operations and Comprehensive Income.

($ in millions)	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
2020
Interest rate contracts	$4	$—	$—	$4
Equity and index contracts	6	—	20	26
Embedded derivative financial instruments	—	(1)	(34)	(35)
Foreign currency contracts	(7)	—	—	(7)
Credit default contracts	1	—	—	1
Total return swaps - equity index	1	—	—	1
Total	$5	$(1)	$(14)	$(10)
2019
Equity and index contracts	$5	$—	$58	$63
Embedded derivative financial instruments	—	7	(57)	(50)
Foreign currency contracts	3	—	—	3
Credit default contracts	(1)	—	—	(1)
Total return swaps - fixed income	1	—	—	1
Total return swaps - equity index	3	—	—	3
Total	$11	$7	$1	$19
2018
Interest rate contracts	$1	$—	$—	$1
Equity and index contracts	(4)	—	(23)	(27)
Embedded derivative financial instruments	—	(5)	66	61
Foreign currency contracts	12	—	—	12
Total return swaps - fixed income	(1)	—	—	(1)
Total return swaps - equity index	(1)	—	—	(1)
Total	$7	$(5)	$43	$45
The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2020, counterparties pledged $3 million in collateral to the Company, and the Company pledged $6 million in cash and securities to counterparties which includes $5 million of collateral posted under MNAs for contracts containing credit-risk contingent provisions that are in a liability position. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and certain option contracts, are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.
Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.
The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company’s OTC derivatives.

($ in millions)	2020				2019
Rating (1)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)
A+	3	$94	$3	$—	5	$296	$7	$—
Total	3	$94	$3	$—	5	$296	$7	$—
_________________________
(1)Allstate uses the lower of S&P’s or Moody’s long-term debt issuer ratings.
(2)Only OTC derivatives with a net positive fair value are included for each counterparty.
For certain exchange traded and cleared derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2020, the Company pledged $6 million in the form of margin deposits.
Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.
Certain of the Company’s derivative instruments contain credit-risk-contingent cross-default provisions. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative agreement if the Company defaults by pre-determined threshold amounts on certain debt instruments.
The following summarizes the fair value of derivative instruments with credit-risk-contingent features that are in a gross liability position, as well as the fair value of assets and collateral that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ in millions)	2020	2019
Gross liability fair value of contracts containing credit-risk-contingent features	$8	$4
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	(3)	(3)
Collateral posted under MNAs for contracts containing credit-risk-contingent features	(5)	(1)
Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$—	$—
Credit derivatives - selling protection
A credit default swap (“CDS”) is a derivative instrument, representing an agreement between two parties to exchange the credit risk of a specified entity (or a group of entities), or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. In selling protection, CDS are used to replicate fixed income securities and to complement the cash market when credit exposure to certain issuers is not available or when the derivative alternative is less expensive than the cash market alternative. CDS typically have a five-year term.

The following table shows the CDS notional amounts by credit rating and fair value of protection sold.

($ in millions)	Notional amount
	AA	A	BBB	BB and lower	Total	Fair value
December 31, 2020
Single name
Corporate debt	$—	$—	$—	$5	$5	$—
Total	$—	$—	$—	$5	$5	$—

December 31, 2019
Single name
Corporate debt	$—	$—	$—	$5	$5	$—
Total	$—	$—	$—	$5	$5	$—
In selling protection with CDS, the Company sells credit protection on an identified single name, a basket of names in a first-to-default (“FTD”) structure or credit derivative index (“CDX”) that is generally investment grade, and in return receives periodic premiums through expiration or termination of the agreement. With single name CDS, this premium or credit spread generally corresponds to the difference between the yield on the reference entity’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. With a FTD basket, because of the additional credit risk inherent in a basket of named reference entities, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket and the correlation between the names. CDX is utilized to take a position on multiple (generally 125) reference entities. Credit events are typically defined as bankruptcy, failure to pay, or restructuring, depending on the nature of the reference entities. If a credit event occurs, the Company settles with the counterparty, either through physical settlement or cash settlement. In a physical settlement, a reference asset is delivered by the buyer of protection to the Company, in exchange for cash payment at par, whereas in a cash settlement, the Company pays the difference between par and the prescribed value of the reference asset. When a credit event occurs in a single name or FTD basket (for FTD, the first credit event occurring for any one name in the basket), the contract terminates at the time of settlement. For CDX, the reference entity’s name incurring the credit event is removed from the index while the contract continues until expiration. The maximum payout on a CDS is the contract notional amount. A physical settlement may afford the Company with recovery rights as the new owner of the asset.
The Company monitors risk associated with credit derivatives through individual name credit limits at both a credit derivative and a combined cash instrument/credit derivative level. The ratings of individual names for which protection has been sold are also monitored.
Off-balance sheet financial instruments
The contractual amounts of off-balance sheet financial instruments as of December 31 are as follows:

($ in millions)	2020	2019
Commitments to invest in limited partnership interests	$918	$1,063
Private placement commitments	—	16
Other loan commitments	75	118
In the preceding table, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.
Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.
Private placement commitments represent commitments to purchase private placement debt and private equity securities at a future date. The Company enters into these agreements in the normal course of business. The fair value of the debt commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final. Because the private equity securities are not actively traded, it is not practical to estimate fair value of the commitments.
Other loan commitments are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at predetermined interest rates. Unless unconditionally cancellable, the Company recognizes a credit loss allowance on such commitments. Commitments have either fixed or varying expiration dates or other termination clauses. The fair value of these commitments is insignificant.

8. Reserve for Life-Contingent Contract Benefits and Contractholder Funds
As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in millions)	2020	2019
Immediate fixed annuities:
Structured settlement annuities	$7,407	$6,840
Other immediate fixed annuities	1,507	1,607
Traditional life insurance	2,650	2,552
Accident and health insurance	169	195
Other	67	78
Total reserve for life-contingent contract benefits	$11,800	$11,272
The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

Product	Mortality	Interest rate	Estimation method
Structured settlement annuities	Actual company experience with projected calendar year improvements	4.7%	Present value of contractually specified future benefits and expenses
Other immediate fixed annuities	Actual company experience with projected calendar year improvements	4.7%	Present value of expected future benefits and expenses
Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 2.5% to 11.3%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims
Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 3.0% to 7.0%	Unearned premium; additional contract reserves for mortality risk and unpaid claims
Other: Variable annuity guaranteed minimum death benefits (1)	Annuity 2012 mortality table with internal modifications	Interest rate assumptions range from 1.4% to 5.8%	Projected benefit ratio applied to cumulative assessments
______________________
(1)In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).
In the third quarter of 2020, the premium deficiency evaluation of the Company’s immediate annuities with life contingencies resulted in a premium deficiency reserve of $226 million. The long-term investment yield assumption was lowered, which resulted in the prior sufficiency changing to a deficiency. The deficiency was recognized as an increase in the reserve for life contingent contract benefits. The original assumptions used to establish reserves were updated to reflect current assumptions, and the primary changes included mortality expectations, where annuitants are living longer than originally anticipated, and long-term investment yields. In 2019, the Company’s reviews concluded that no premium deficiency adjustments were necessary.
To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, an insurance reserves adjustment is recorded for certain immediate annuities with life contingencies. This liability is included in the reserve for life-contingent contract benefits with respect to this unrealized deficiency. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in AOCI. This liability was $496 million and $126 million as of December 31, 2020 and 2019, respectively.
As of December 31, contractholder funds consist of the following:

($ in millions)	2020	2019
Interest-sensitive life insurance	$7,794	$7,442
Investment contracts:
Fixed annuities	8,163	8,811
Other investment contracts	524	458
Total contractholder funds	$16,481	$16,711

The following table highlights the key contract provisions relating to contractholder funds.

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0.0% to 9.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 1.0% to 6.0% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years
Fixed annuities	Interest rates credited range from 0.5% to 7.5% for immediate annuities; (8.0)% to 9.0%for equity-indexed annuities (whose returns are indexed to the S&P 500); and 0.1% to 5.0% for all other products
Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 11.0% of fixed annuities are subject to market value adjustment for discretionary withdrawals

Other investment contracts:
Guaranteed minimum income, accumulation and withdrawal benefits on variable (1) and fixed annuities and secondary guarantees on interest-sensitive life insurance and fixed annuities
	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract
______________________
(1)In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential.
Contractholder funds activity for the years ended December 31 is as follows:

($ in millions)	2020	2019	2018
Balance, beginning of year	$16,711	$17,470	$18,592
Deposits	818	834	863
Interest credited	574	581	597
Benefits	(733)	(769)	(810)
Surrenders and partial withdrawals	(649)	(844)	(1,095)
Contract charges	(643)	(637)	(645)
Net transfers from separate accounts	5	11	7
Reinsurance assumed from AAC	256	—	—
Other adjustments	142	65	(39)
Balance, end of year	$16,481	$16,711	$17,470
The Company offered various guarantees to variable annuity contractholders. In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset for those contracts subject to reinsurance.
Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The account balances of variable annuity contracts’ separate accounts with guarantees included $2.94 billion and $2.66 billion of equity, fixed income and balanced mutual funds and $238 million and $252 million of money market mutual funds as of December 31, 2020 and 2019, respectively.

The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

($ in millions)	As of December 31,
	2020	2019
In the event of death
Separate account value	$3,174	$2,908
Net amount at risk (1)	$308	$373
Average attained age of contractholders	72 years	71 years
At annuitization (includes income benefit guarantees)
Separate account value	$925	$848
Net amount at risk (2)	$140	$173
Weighted average waiting period until annuitization options available	None	None
For cumulative periodic withdrawals
Separate account value	$178	$190
Net amount at risk (3)	$12	$13
Accumulation at specified dates
Separate account value	$93	$123
Net amount at risk (4)	$11	$15
Weighted average waiting period until guarantee date	3 years	4 years
____________
(1)Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2)Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.
The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.
Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.
Guarantees related to the majority of withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

The following table summarizes the liabilities for guarantees.

($ in millions)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2019	$292	$23	$103	$418
Less reinsurance recoverables	81	20	32	133
Net balance as of December 31, 2019	211	3	71	285
Incurred guarantee benefits	49	—	17	66
Paid guarantee benefits	(2)	—	—	(2)
Reinsurance assumed from AAC	2	—	—	2
Net change	49	—	17	66
Net balance as of December 31, 2020	260	3	88	351
Plus reinsurance recoverables	69	23	33	125
Balance, December 31, 2020	$329	$26	$121	$476

Balance, December 31, 2018	$307	$38	$98	$443
Less reinsurance recoverables	111	35	39	185
Net balance as of December 31, 2018	196	3	59	258
Incurred guarantee benefits	18	—	12	30
Paid guarantee benefits	(3)	—	—	(3)
Net change	15	—	12	27
Net balance as of December 31, 2019	211	3	71	285
Plus reinsurance recoverables	81	20	32	133
Balance, December 31, 2019	$292	$23	$103	$418
The following table summarizes reserves included in total liability balance for guarantees by type of benefit as of December 31.

($ in millions)	2020	2019	2018
Variable annuity
Death benefits	$67	$78	$109
Income benefits	24	21	36
Accumulation benefits	18	18	25
Withdrawal benefits	15	14	14
Other guarantees	352	287	259
Total	$476	$418	$443

9. Reinsurance
The Company reinsures certain of its risks to other insurers primarily under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of thirteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business. The following table summarizes those retention limits by period of policy issuance.

Period	Retention limits
April 2015 through current	Single life: $2 million per life Joint life: no longer offered
April 2011 through March 2015
Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
Joint life: $8 million per life, and $10 million for contracts that meet specific criteria

July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life, in 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life
In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $1.28 billion and $1.29 billion as of December 31, 2020 and 2019, respectively, due from Prudential related to the disposal of substantially all of its variable annuity business that was effected through reinsurance agreements.
The amounts ceded to Prudential for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Premiums and contract charges	$64	$65	$72
Contract benefits	46	(4)	87
Interest credited to contractholder funds	20	19	20
Operating costs and expenses	12	12	14
As of December 31, 2020 and 2019, the Company had reinsurance recoverables of $99 million and $112 million, respectively, due from subsidiaries of Citigroup (Triton Insurance and American Health and Life Insurance) and Scottish Re (U.S.), Inc. in connection with the disposition of substantially all of the direct response distribution business in 2003.
As of December 31, 2020 and 2019, the Company had $66 million and $73 million, of reinsurance recoverables related to Scottish Re (U.S.), Inc. On December 14, 2018, the Delaware Insurance Commissioner placed Scottish Re (U.S.), Inc. under regulatory supervision.  On March 6, 2019, the Chancery Court of the State of Delaware entered a Rehabilitation and Injunction Order (the “Rehabilitation Order”) in response to a petition filed by the Insurance Commissioner (the “Petition”).
The Company joined in a joint motion filed on behalf of several affected parties asking the court to allow a specified amount of offsetting claim payments and losses against premiums remitted to Scottish Re (U.S.), Inc.  The Company also filed a separate motion related to the reimbursement of claim payments where Scottish Re (U.S.), Inc. is also acting as administrator. The Court has not yet ruled on either of these motions. In the interim, the Company and several other affected parties have been permitted to exercise certain setoff rights while the parties address any potential disputes. On June 30, 2020, pursuant to the Petition, Scottish Re (U.S.), Inc. submitted a proposed Plan of Rehabilitation (“Plan”) for consideration by the Court. On November 2, 2020, the Court issued a Third Amended Order to Show Cause scheduling a hearing on the Petition and Plan for May 25, 2021. The Company continues to monitor Scottish Re (U.S.), Inc. for future developments and will reevaluate its allowance for expected credit losses as new information becomes available.
The Company is the assuming reinsurer for Lincoln Benefit Life Company’s (“LBL’s”) life insurance business sold through the Allstate agency channel and LBL’s payout annuity business in force prior to the sale of LBL on April 1, 2014. Under the terms of the reinsurance agreement, the Company is required to have a trust with assets greater than or equal to the statutory reserves ceded by LBL to the Company, measured on a monthly basis. As of December 31, 2020, the trust held $6.29 billion of investments, which are reported in the Consolidated Statement of Financial Position.
ALIC and its subsidiary ALNY are parties to a reinsurance treaty through which ALNY cedes reinvestment related risk on its structured settlement annuities to ALIC. The reinsurance treaty is eliminated in consolidation. In 2019, ALIC established a trust for the benefit of ALNY and will maintain it with assets equal to or greater than ALNY’s statutory-basis cession. As of December 31, 2020, the trust held $1.56 billion of investments, which are reported in the Consolidated Statement of Financial Position.

As of December 31, 2020, the gross life insurance in force was $435.85 billion of which $63.70 billion was ceded to unaffiliated reinsurers.
The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Direct	$652	$748	$743
Assumed
Affiliate	241	231	241
Non-affiliate	671	699	741
Ceded
Affiliate	(44)	(49)	(51)
Non-affiliate	(227)	(270)	(275)
Premiums and contract charges, net of reinsurance	$1,293	$1,359	$1,399
The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Direct	$1,238	$1,038	$1,062
Assumed
Affiliate	157	137	149
Non-affiliate	510	493	484
Ceded
Affiliate	(37)	(35)	(35)
Non-affiliate	(139)	(152)	(214)
Contract benefits, net of reinsurance	$1,729	$1,481	$1,446
The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Direct	$452	$463	$533
Assumed
Affiliate	9	8	8
Non-affiliate	162	154	104
Ceded
Affiliate	(18)	(20)	(20)
Non-affiliate	(26)	(20)	(24)
Interest credited to contractholder funds, net of reinsurance	$579	$585	$601
Reinsurance recoverables, net of allowance, as of December 31 are summarized in the following table.

($ in millions)	2020	2019
Annuities	$1,282	$1,293
Life insurance	660	1,145
Other	47	52
Total	$1,989	$2,490
As of December 31, 2020 and 2019, approximately 94% and 78%, respectively, of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P.
The following table shows the rollforward of the credit loss allowance for reinsurance recoverables for the year ended December 31.

($ in millions)	2020
Beginning balance	$(3)
Cumulative effect of change in accounting principle	(11)
Increase in the provision for credit losses	(1)
Write-offs	—
Ending Balance	$(15)

10. Deferred Policy Acquisition and Sales Inducement Costs
Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Balance, beginning of year	$947	$1,232	$1,156
Acquisition costs deferred	51	55	78
Amortization charged to income	(147)	(180)	(146)
Effect of unrealized gains and losses	(123)	(160)	144
Reinsurance assumed from AAC	245	—	—
Balance, end of year	$973	$947	$1,232
DSI activity, which primarily relates to fixed annuities and interest-sensitive life contracts, for the years ended December 31 was as follows:

($ in millions)	2020	2019	2018
Balance, beginning of year	$27	$34	$36
Amortization charged to income	(5)	(5)	(4)
Effect of unrealized gains and losses	3	(2)	2
Balance, end of year	$25	$27	$34
11. Guarantees and Contingent Liabilities
Guaranty funds
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. Since most states allow a credit against premium or other state related taxes for assessments, an asset is recorded based on paid and accrued assessments for the amount the Company expects to recover on the respective state’s tax return and is realized over the period allocated by each state. As of both December 31, 2020 and 2019, the liability balance included in other liabilities and accrued expenses was $4 million. The related premium tax offsets included in other assets were $6 million as of both December 31, 2020 and 2019.
Guarantees
In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.
The aggregate liability balance related to all guarantees was not material as of December 31, 2020.
Regulation and compliance
The Company is subject to extensive laws, regulations and regulatory actions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, impose fines and penalties for unintended errors or mistakes, impose additional regulations regarding cybersecurity and privacy, and otherwise expand overall regulation of insurance products and the insurance industry. In addition, the Company is subject to laws and regulations administered and enforced by federal agencies, international agencies, and other organizations, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, and the U.S. Department of Justice. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

12. Income Taxes
ALIC and its subsidiaries (the “Allstate Life Group”) join with the Corporation (the “Allstate Group”) in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group’s annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return.
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are adjusted through income tax expense as changes in tax laws or rates are enacted.
The Internal Revenue Service (“IRS”) has completed its exam of the Allstate Group’s 2013 through 2016 federal income tax returns. The 2017 and 2018 audit cycle is expected to begin in the first quarter of 2021. Any adjustments that may result from IRS examinations of the Allstate Group’s tax returns are not expected to have a material effect on the consolidated financial statements.
The Company recognizes tax positions in the consolidated financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the consolidated financial statements.
The Company had $12 million, $14 million and $14 million liability for unrecognized tax benefits as of December 31, 2020, 2019 and 2018, respectively. The change in the liability for unrecognized tax benefits in 2020 related to a decrease for settlements. The $12 million increase in the liability for unrecognized tax benefits in 2018 related to the increase for tax positions taken in the current year. The Company believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in millions)	2020	2019
Deferred tax assets
Deferred reinsurance gain	$5	$6
Other assets	1	1
Total deferred tax assets	6	7
Deferred tax liabilities
Unrealized net capital gains	(320)	(245)
Life and annuity reserves	(231)	(253)
Investments	(181)	(185)
DAC	(181)	(169)
Other liabilities	(49)	(49)
Total deferred tax liabilities	(962)	(901)
Net deferred tax liability	$(956)	$(894)
Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.
The components of income tax expense for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Current	$26	$76	$116
Deferred	(19)	52	(99)
Total income tax expense	$7	$128	$17
The Company paid taxes of $30 million, $62 million and $30 million in 2020, 2019 and 2018, respectively. The Company had current income tax receivable of $35 million as of December 31, 2020 and current income tax payable of $29 million as of December 31, 2019.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

($ in millions)	2020	2019	2018
Statutory federal income tax rate - expense	21.0%	21.0%	21.0%
Tax credits	(14.9)	(1.9)	(3.2)
Adjustments to prior year tax liabilities	(3.1)	0.2	(0.3)
Dividends received deduction	(1.9)	(0.5)	(0.7)
State income taxes	3.4	0.5	1.5
Non-deductible expenses	—	0.1	—
Tax Legislation benefit	—	—	(14.0)
Other	(0.1)	—	0.1
Effective income tax rate - expense	4.4%	19.4%	4.4%
13. Capital Structure
Debt outstanding
All of the Company’s outstanding debt as of December 31, 2020 and 2019 relates to intercompany obligations. These obligations reflect notes due to related parties and are discussed in Note 4. The Company paid $7 million, $5 million and $5 million of interest on debt in 2020, 2019 and 2018, respectively.
The Company had $85 million and $61 million of investment-related debt that is reported in other liabilities and accrued expenses as of December 31, 2020 and 2019, respectively.
14. Statutory Financial Information and Dividend Limitations
ALIC and its insurance subsidiaries prepare their statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.
All states require domiciled insurance companies to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the applicable insurance commissioner or director. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.
ALIC and its insurance subsidiaries had a statutory net loss of $125 million in 2020 and statutory net income of $363 million and $410 million in 2019 and 2018, respectively. Statutory capital and surplus was $3.93 billion and $3.81 billion as of December 31, 2020 and 2019, respectively.
Dividend Limitations
The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the Illinois Department of Insurance (“IL DOI”) is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay dividends in 2020. The maximum amount of dividends ALIC will be able to pay without prior IL DOI approval at a given point in time during 2021 is $393 million.  The payment of a dividend in excess of this amount requires 30 days advance written notice to the IL DOI. The dividend is deemed approved, unless the IL DOI disapproves it within the 30 day notice period. Additionally, any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which for ALIC totaled $864 million as of December 31, 2020, and cannot result in capital and surplus being less than the minimum amount required by law.
ALIC may receive dividends from time to time from its insurance subsidiaries. The ability of these insurance subsidiaries to pay dividends is generally dependent on business conditions, income, cash requirements, and other relevant factors. Insurance subsidiaries cannot pay dividends to ALIC without prior DOI approval at any given point during 2021. ALIC did not receive dividends from its insurance subsidiaries during 2020 or 2019.

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain adjusted statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total adjusted statutory capital and surplus and authorized control level RBC of ALIC were $4.44 billion and $622 million, respectively, as of December 31, 2020. ALIC’s insurance subsidiaries are included as a component of ALIC’s total statutory capital and surplus.
Intercompany transactions
Notification and approval of intercompany lending activities is also required by the IL DOI when ALIC does not have unassigned surplus and for transactions that exceed a level that is based on a formula using statutory admitted assets and statutory surplus.
15. Benefit Plans
Pension and other postretirement plans
Defined benefit pension plans and other postretirement plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The Corporation also provides a medical coverage subsidy for eligible employees hired before January 1, 2003, including their eligible dependents, when they retire. In September 2020, the Corporation announced it will eliminate the medical coverage subsidy effective January 1, 2021 for employees who are not eligible to retire as of December 31, 2020. The cost allocated to the Company for these plans was $2 million, $3 million and $2 million in 2020, 2019 and 2018, respectively.
The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.
Allstate 401(k) Savings Plan
Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation. The cost allocated to the Company for the Allstate Plan was $4 million, $4 million and $5 million in 2020, 2019 and 2018, respectively.
16. Other Comprehensive Income
The components of other comprehensive income (loss) on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ in millions)	2020			2019			2018
	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax
Unrealized net holding gains and losses arising during the period, net of related offsets	$405	$(85)	$320	$878	$(184)	$694	$(483)	$101	$(382)
Less: reclassification adjustment of realized capital gains and losses	48	(10)	38	19	(4)	15	(35)	7	(28)
Unrealized net capital gains and losses	357	(75)	282	859	(180)	679	(448)	94	(354)
Unrealized foreign currency translation adjustments	13	(3)	10	(22)	5	(17)	—	—	—
Other comprehensive income (loss)	$370	$(78)	$292	$837	$(175)	$662	$(448)	$94	$(354)

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I - SUMMARY OF INVESTMENTS
OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2020

($ in millions)	Cost/ amortized cost, net	Fair value (if applicable)	Amount shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$1,060	$1,105	$1,105
States, municipalities and political subdivisions	1,650	2,007	2,007
Foreign governments	91	96	96
Public utilities	3,209	3,673	3,673
All other corporate bonds	15,078	16,583	16,583
Asset-backed securities	420	424	424
Mortgage-backed securities	14	19	19
Total fixed maturities	21,522	$23,907	23,907

Equity securities:
Common stocks:
Public utilities	16	$26	26
Banks, trusts and insurance companies	82	132	132
Industrial, miscellaneous and all other	985	1,348	1,348
Nonredeemable preferred stocks	24	30	30
Total equity securities	1,107	$1,536	1,536

Mortgage loans on real estate	3,359	$3,587	3,359
Real estate (none acquired in satisfaction of debt)	315		315
Policy loans	582		582
Derivative instruments	184	$184	184
Limited partnership interests	3,065		3,065
Other long-term investments	876		876
Short-term investments	974	$974	974
Total investments	$31,984		$34,798

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV - REINSURANCE

($ in millions)	Gross amount	Ceded to other companies (1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2020
Life insurance in force	$99,351	$63,697	$336,500	$372,154	90.4%

Premiums and contract charges:
Life insurance	$618	$256	$844	$1,206	70.0%
Accident and health insurance	34	15	68	87	78.2%
Total premiums and contract charges	$652	$271	$912	$1,293	70.5%

Year ended December 31, 2019
Life insurance in force	$107,014	$75,159	$284,518	$316,373	89.9%

Premiums and contract charges:
Life insurance	$683	$302	$858	$1,239	69.2%
Accident and health insurance	65	17	72	120	60.0%
Total premiums and contract charges	$748	$319	$930	$1,359	68.4%

Year ended December 31, 2018
Life insurance in force	$113,202	$83,166	$301,316	$331,352	90.9%

Premiums and contract charges:
Life insurance	$679	$308	$906	$1,277	70.9%
Accident and health insurance	64	18	76	122	62.3%
Total premiums and contract charges	$743	$326	$982	$1,399	70.2%
______________________________

(1)No reinsurance or coinsurance income was netted against premium ceded in 2020, 2019 or 2018.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ in millions)			Additions
Description	Balance as of beginning of period	Cumulative effect of change in accounting principle (1)	Charged to costs and expenses	Other additions	Deductions	Balance as of end of period

Year ended December 31, 2020
Allowance for credit losses on fixed income securities	$—	$—	$3	$—	$2	$1
Allowance for credit losses on mortgage loans	3	33	37	1	15	59
Allowance for credit losses on bank loans	—	16	4	—	4	16
Allowance for credit losses on agent loans	3	2	—	—	—	5
Allowance for credit losses on reinsurance recoverables	3	11	1	—	—	15
Allowances for credit losses on other assets	7	—	—	—	—	7
Allowance for credit losses on commitments to fund mortgage loans, bank loans and agent loans	—	1	—	—	1	—

Year ended December 31, 2019

Allowance for reinsurance recoverables	$—		$3	$—	$—	$3
Allowance for estimated losses on mortgage loans	3		—	—	—	3
Allowance for estimated losses on agent loans	2		1	—	—	3

Year ended December 31, 2018

Allowance for estimated losses on mortgage loans	$3		$—	$—	$—	$3
Allowance for estimated losses on agent loans	2		—	—	—	2
(1)Effective January 1, 2020, the Company adopted the measurement of credit losses on financial instruments accounting standard that primarily affected mortgage loans, bank loans and reinsurance recoverables.